MFS(R)/Sun Life Series Trust [ARROW GRAPHIC]

                        ANNUAL REPORT o December 31, 2000

                        Capital Appreciation Series
                        Emerging Growth Series
                        Global Growth Series
                        Global Telecommunications Series
                        Managed Sectors Series
                        Massachusetts Investors Trust Series
                        Mid Cap Growth Series
                        Research Series
                        Total Return Series
                        Utilities Series

MFS Original Research(R)

Research has been central to investment management
at MFS since 1932, when we created
one of the first in-house research
departments in the mutual fund
industry. Original Research(SM) at               MFS [LOGO](SM)
MFS is more than just crunching
numbers and creating economic
models: it's getting to know each
security and each company personally.

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      NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE
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

Letter from the President

Dear Contract Owners,

If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in the research process behind MFS' portfolios. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for contract owners -- makes MFS unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

Philosophy

In over 75 years of managing mutual funds, MFS has developed a number of beliefs about the best ways to invest over a variety of market conditions. The first is a belief in bottom-up research, which means using a company-by-company, one-security-at-a-time approach to building a portfolio. MFS research analysts and portfolio managers seek out the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

A second fundamental belief is that, over the long term, stock prices follow earnings. In MFS' view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. A major element of Original Research(SM) is trying to do the best possible job of projecting a company's future earnings and determining how much the market will pay for those earnings.

A third MFS belief is that there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of MFS' investment style. Some of the stocks with which MFS has been most successful are those in which the firm's portfolios have taken large positions before the market discovered or believed in them. Similarly, some of MFS' best fixed-income investments have been early positions in companies or governments that its research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that MFS believes still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If MFS believes the business remains fundamentally strong, it may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, that MFS tries to be better than its peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means MFS strives to know a company and its industry well enough to distinguish truth from hype.

Process

MFS acquires information firsthand, by researching thousands of companies to determine which firms may make good investments. Analysis of an individual company may include

o  face-to-face contact with senior management as well as frontline workers

o  analysis of the company's financial statements and balance sheets

o  contact with the company's current and potential customers

o  contact with the company's competitors

o  forecasts of the company's future market share, cash flow, and earnings

MFS analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of their investment team. This ensures that the firm's best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each MFS portfolio manager -- and thus each of our contract owners -- to potentially benefit from any relevant item of Original Research.

John Ballen, MFS' President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

People

MFS' team of research analysts and portfolio managers traces its roots back to 1932, when the firm created one of the first in-house research departments in the industry. Today, we believe MFS has an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Company culture was a key factor in MFS' recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, the firm's people have tended to stick around -- the average MFS tenure of portfolio managers is 12 years, with 15 years in the investment industry. Contributing to this continuity is a policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of the people who are now managing portfolios or managing the company itself have been working together for well over a decade, MFS has a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

MFS also has scale. Its research analyst team is over 55 members strong and growing. Each analyst is an in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of MFS' four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in MFS' analysts making buy and sell recommendations on a wide range of potential investments for all MFS portfolios. In the end, the goal of Original Research is to try to give MFS portfolio managers an advantage over their peers -- to enable the firm's managers to deliver competitive performance, by finding opportunities before they are generally recognized by the


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Letter from the President -- continued

market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in Sun Life and in MFS, and we welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

January 16, 2001

Investments in variable annuities will fluctuate and may be worth more or less upon redemption. Past performance is no guarantee of future results.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Capital Appreciation Series

For the 12 months ended December 31, 2000, the series provided a total return of -11.42%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of -9.11% for the series' benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth portfolio tracked by Lipper Inc., an independent firm that reports performance, returned -16.25%.

Because this is a growth-oriented portfolio, we have tended to be overweighted in technology stocks relative to the S&P 500. As a result, we were more affected than the overall market by the global correction that began in March and hit the technology sector especially hard; this, we believe, is why we underperformed the S&P 500 over the period. That said, we think we outperformed our large-cap growth peers in part by being relatively quick to recognize what was happening. Especially in the third quarter, we dramatically cut back our technology holdings and redeployed the proceeds into stocks that our analysts felt would do well in a slowing economy. For example, we increased our weightings in grocery store chain Safeway and drug store chain CVS; these companies have historically been steady earners, and we felt they were positioned to do relatively well in an economic downturn.

In our experience, some industries have tended to run in cycles that were not parallel with the general economy and may thus have offered opportunities in a generally declining market. For example, our research indicated that the aerospace business was improving, partly due to an increasing backlog of aircraft orders. We therefore have increased our position in Boeing and have added a position in United Technologies; both of those stocks did well in the second half of the year. Home financing was another business that we felt would do well in the current economy, so we increased our position in the Federal National Mortgage Association (Fannie Mae) and initiated a position in the Federal Home Loan Mortgage Corporation (Freddie Mac). These stocks also performed well in the second half.

Our holdings in the insurance industry have provided another illustration of how our MFS Original Research(R) process may help us find opportunity. Largely due to competitive pressure, policy rates for property and casualty insurance had been flat or declining for more than a decade; this poor pricing environment had depressed many insurance stocks. In late 1999 our insurance industry analyst visited most of the leading companies and wrote a major industry review. He believed he saw signs that insurance companies were about to raise policy rates and that those increases would be a positive catalyst for their stocks. Based on this research, we accumulated significant positions in several property and casualty insurers before the market seemed to realize what was about to happen. And over the course of 2000, we saw significant price appreciation in insurers such as Hartford Financial Services, AFLAC, and Gallagher (Arthur J.) & Co.

We think it's important for investors to understand that MFS(R) portfolio managers and analysts work in an atmosphere that promotes the search for new investment ideas. Most of us are located on the same floor of our building, and there's a tremendous amount of communication and sharing of ideas.

Looking ahead, we believe that despite current problems in the sector, technology holdings will remain an important part of the portfolio. During the first half of 2001, however, we think we'll continue to see some tough times for the sector. The good news is that we believe a lot of the pain has already been felt in the stocks, although it's impossible to call the bottom of the market. At this point we expect that we'll use the first half of the year to look for company-specific opportunities and to reposition some of our technology holdings. Our feeling is that as the year progresses we may see the economy begin to brighten and that the second half of the year may be an improving period for technology stocks. If that is indeed the case, we expect that our technology weighting will increase in the second half of 2001.

To put things in perspective, we think it's important to realize that in 1999 and 2000 we had some unusual one-time phenomena that drove technology spending. In 1999, there was a great deal of Year 2000 (Y2K) spending, as companies upgraded computers and software. In 2000, many firms spent heavily on Internet-related software to launch new businesses or to prepare for what they perceived as challenges to their existing businesses. With the demise of many of the dot.com companies, spending in this area had been scaled back. So while we witnessed robust increases in corporate technology spending in both 1999 and 2000, we think we're going back to more normal spending patterns in 2001 -- healthy but not extraordinary year-over-year increases.

Our outlook for the overall market is similar to our outlook for technology: we foresee a difficult quarter or two followed by improvement as the year progresses. Due to what we perceive as general uncertainty in the market, we expect that our holdings will remain more diversified than in the past, especially in the first half of the year.

We think we'll see the overall market revive as we move through the second quarter of 2001, as investors have more conviction that the economy and corporate earnings will potentially reaccelerate in the second half. We think that interest rate sensitive stocks -- such as those of brokerage firms and other financial services companies -- may be among the first to benefit from what we expect will be a falling rate environment.

We also think falling rates may help some parts of the beaten-down telecommunications sector, particularly the competitive local


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Management Review and Outlook -- continued

exchange carriers (CLECs). These are newer companies that were formed to compete with the incumbent local phone service providers. Because CLECs were dependent on raising capital to buy new equipment, they tended to suffer in the rising rate environment we experienced in 2000. Many of their stocks have sold at very depressed levels, and we believe they may present attractive opportunities if interest rates fall and it becomes less expensive for them to raise capital.

Emerging Growth Series

For the 12 months ended December 31, 2000, the series provided a total return of -19.11%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -3.02% and -9.11%, respectively, for the series' benchmarks, the Russell 2000 Index and the S&P 500. The Russell 2000 is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

When choosing investments for the portfolio, we use MFS Original Research(R) to look for potential long-term winners by emphasizing companies that have breakthrough technologies and that are in markets with high barriers to entry. We also look for those that have strong intellectual property positions, talented management teams, and accelerating fundamentals. And because we favor companies that are rapidly gaining market share in high-growth markets, we have to look not only at individual companies, but at industry fundamentals as well. With those criteria in mind, some of our recent best ideas have come out of the genomics and emerging pharmaceutical industries. In our opinion, breakthroughs in genomics data and tools could enable the development of many more drugs. As a result, we believe the pharmaceutical industry is expected to expand dramatically. Another area we have been excited about has been the generic drug industry, which we think is poised to capture market share from traditional branded pharmaceutical companies. Our research indicates that in the next five years alone, $30 billion in branded drugs will come off patent. Industry sources believe that these patent expirations will translate into roughly $10 billion in generic drug sales over the next five years, a twofold increase from its current level. Industry estimates predict that roughly 45 of the top 100 prescription drugs in the United States will face their first generic competition in the next five years.

Because we believe that many companies have continued to offer very attractive growth characteristics, technology remains a core sector for the series despite recent volatility. That said, several things have changed from the environment we saw throughout 1999 and into early 2000. We feel the global economy has been slowing, technology growth has been decelerating -- particularly in the semiconductor and personal computer (PC) sectors -- and debt markets have become less hospitable toward many new technology and telecommunications companies. That's why our weighting in technology companies has been reduced and why we have emphasized different types of companies than we did for most of 2000. We have not been willing to pay for growth at any price. Rather, we have been focused on finding growth at a reasonable price. Given the slowdown in the economy and its effect on PC sales and technology capital spending, our emphasis has been on software and Internet infrastructure companies. They have provided the platforms that could allow corporations to increase their efficiency and productivity; moreover, we think their strong fundamentals could help them weather a slower economy. We plan to rebuild technology positions when revenues and earnings begin to reaccelerate or when we feel valuations are more reasonable. In a somewhat related development, we've also reduced our holdings in telecommunications, which used to be a big sector for us. Deteriorating voice revenues and higher licensing costs have resulted in what seem to us like much less attractive business models.

As for other industry leaders, we have increased our holdings in independent electric power utilities that have enjoyed solid growth from their deregulated businesses. We have also found some attractive companies in the financial services sector, which we believe could benefit from the expected decline in interest rates in 2001 and ongoing merger and acquisition activity. We think those trends are likely to be especially favorable for regional banks, particularly those that don't have exposure to commercial loans. We think property and casualty insurance companies' earnings also could be boosted by more favorable pricing conditions, in addition to falling interest rates. Finally, we've increased our holdings in consumer staples companies and food and drug retailers because they have been able to grow earnings even in a slower economy. Of course, past performance is no guarantee of future results.

Global Growth Series

For the 12 months ended December 31, 2000, the series provided a total return of -13.15%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period for the series' benchmarks; -9.11% for the S&P 500; -3.02% for the Russell 2000 Index; and -13.92% for the Morgan Stanley Capital International (MSCI) All Country World Index, an unmanaged index of developed-country and emerging market equities. During the same period, the average global portfolio tracked by Lipper Inc. returned -10.26%.

Early in the period we maintained significant exposure to the three industry groups that dominated the global markets throughout 1999 and early 2000, namely, technology, telecommunications, and media companies. We emphasized these areas early in the period because, despite high valuations, many of these companies continued to exhibit strong fundamental growth rates and robust demand for their goods and services.

Over the past several months, however, we significantly reduced our holdings in technology, telecommunications, and media stocks as our analysts began to see a reduction in capital spending and a deceleration in the earnings growth at many of these companies. Despite our significant reduction in technology stocks, which decreased from approximately 43% of the series' assets at the end of June 2000 to 16.4% of total assets at the end of December, much of the series' gains were erased due to the dramatic selloff we experienced in 2000, especially in the three sectors we've discussed.

In addition to our emphasis on growth stocks, which tended to be more negatively affected than value stocks by the global equity market correction that began in March, our exposure to emerging market economies detracted from performance. While our focus is on companies that we believe are global low-cost producers, beneficiaries of privatization, and consumer growth, or possess underutilized assets, this segment of the market was especially hard hit by concerns about a slowdown in capital spending and global economic activity.

On a more positive note, we were able to outperform the MSCI All Country World Index because we feel our research was quick to


                                                                               3
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Management Review and Outlook -- continued

identify a general economic slowdown and a deterioration in earnings prospects for many companies. As a result, we significantly cut back our technology and telecommunications holdings and redeployed these assets in several other areas of the market. For example, our research indicated that pharmaceutical companies such as Novartis, Pharmacia, and Chugai Pharmaceutical were poised to produce accelerating earnings growth, and they exhibited strong business fundamentals. Our increased holdings in pharmaceutical stocks and drug store operators such as CVS greatly aided performance. Other strategies that worked well during the period were our decisions to increase exposure to financial services, namely, insurance companies, and to maintain significant holdings in oil stocks and energy service companies, which continued to benefit from a favorable outlook for earnings growth.

We also continue to believe in the series' disciplined asset allocation strategy. In other words, we haven't made top-down macroeconomic or political predictions that would lead us to drastically alter our exposure to different geographic regions. As a result, we have tended to maintain approximately 45% of the series' assets in the U.S. market, 45% exposure to developed international markets, and approximately 10% exposure to emerging markets. We believe our commitment to asset allocation and bottom-up stock picking aided performance versus the MSCI Index during the period led us to maintain significant exposure to the U.S. market. U.S. stocks tended to hold up better than those of many other countries during an extremely volatile and weak period for global equity markets.

In addition to favorable geographical diversification, our emphasis on companies that we believe can achieve significant market-share gains in rapidly growing markets independent of general economic conditions also helped results.

As we've seen during the past year, volatility in the equity markets -- both in the U.S. and overseas -- has increased dramatically in recent months. We believe it may be here to stay in the near term. In trying to anticipate market conditions in the coming months, we think it's important to realize that volatility is truly global, influenced greatly by economic conditions in the United States. When the U.S. economy cools down, the rest of the world has tended to follow suit. However, when the U.S. economy heats up, we've seen how international markets can catch fire and sometimes significantly outperform U.S. stocks. While this volatility can be unnerving, we believe it presents compelling trading opportunities because high-quality companies with strong growth outlooks can sometimes be discarded along with the weak ones. In this environment, we'll continue to focus on what we believe are "world class" companies with strong balance sheets, strong business fundamentals, innovative products, and a demonstrated ability to generate good cash flows.

Global TelecommunicationsSeries(2, 4, 5, 7, 8, 9, 10)

The series commenced investment operations on August 31, 2000.

The series invests in companies that we believe are on the cutting edge of innovation or are benefiting from innovation in communications technology. We see this as leading us to three major types of companies: content providers, services companies that provide the networks over which the content flows, and equipment companies that provide the infrastructure for the networks. Within these three areas, we look at firms that are oriented toward voice, video, and/or data content and transmission. Because we see growth and innovation in telecommunications as a global phenomenon, the series is likely to have a significant international component.

We feel global telecommunications has been a potentially exciting area for long-term investors because we believe we're just at the beginning of what could be a long period of innovation and growth for telecommunications companies all over the globe. The focus of technological innovation worldwide appears to us to be shifting away from personal computers and toward communications data networks such as the Internet; we plan to position the series to try to capitalize on that change.

According to our research, we're in the early stages of an acceleration of growth in the telecommunications area, fueled by deregulation and technological innovation. A movement by governments to deregulate the telecommunications industry began in the United States around 1996 and has progressively moved overseas. We feel deregulation is a positive factor because it encourages new entrants into the industry. We feel that these new competitors tend to stimulate the entire industry by offering lower costs, higher capacity networks, and more-innovative products and services.

Technological innovation is, we believe, the single most powerful factor fueling growth. We have observed a tremendous amount of innovation by software firms developing Web-based applications that improve productivity. This application innovation has been driving increased demand for bandwidth, which in turn has been driving innovation in the equipment area. Equipment innovations have been driving down the cost of bandwidth, which in turn has allowed more innovative applications to be developed. We see this as a "virtuous circle" in which these various areas of technological innovation continually drive each other.

We evaluate potential holdings for the portfolio by seeking stocks that fit three main criteria. First, in keeping with our bottom-up Original Research(SM) process, we seek companies that we feel have a solid business model with long-term potential. Since many companies in this sector are quite young, research plays a critical role in evaluating how we think business models may evolve and which companies may ultimately generate attractive earnings -- because earnings, in our view, are the strongest long-term driver of stock prices.

Second, we look for companies we anticipate will experience some positive change in the near future. Possible catalysts for change include accelerating revenues or a strategic move such as acquiring another company. Third, our research tries to uncover companies whose positive momentum, both short term and long term, has not yet been recognized by the market and is not reflected in their stocks' valuations. We try to anticipate change ahead of the market and then capitalize on it.

Looking ahead, we think telecommunications is an unrecognized specialty of our research team that this series could showcase. We currently manage over $30 billion in telecommunications holdings and have eight analysts covering the industry in the United States, and another seven throughout Asia, Latin America, and Europe. These analysts visit several hundred telecommunications companies every year and talk to many of their managements on a daily basis. In a sector that we see as globally driven, our physical presence around the world gives us high confidence in our stock picking ability in international as well as in U.S. markets.

Managed Sectors Series

For the 12 months ended December 31, 2000, the series provided a total return of -20.82%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns during the same period of -9.11% and -12.94%, for the series' benchmarks, the S&P 500 and


4
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Management Review and Outlook -- continued

the Lipper Capital Appreciation Portfolio Index (the Lipper Index). The Lipper Index is an unmanaged, net asset value-weighted measure of the largest qualifying portfolios, within their respective classification, adjusted for the reinvestment of capital gain distributions and income dividends.

When choosing investments for the portfolio, we use MFS Original Research(R) to look for long-term winners by emphasizing companies that have breakthrough technologies and that are in markets with high barriers to entry. We also look for those that have strong intellectual property positions, talented management teams, and accelerating fundamentals. And because we favor companies that appear to be rapidly gaining market share in high-growth markets, we have to look not only at individual companies, but at industry fundamentals as well. With those criteria in mind, some of our recent best ideas have come out of the genomics and emerging pharmaceutical industries. In our opinion, breakthroughs in genomics data and tools could enable the development of many more drugs. As a result, we believe the pharmaceutical industry is expected to expand dramatically. Another area we have been excited about has been the generic drug industry, which we think is poised to capture market share from traditional branded pharmaceutical companies. Our research indicates that in the next five years alone, $30 billion in branded drugs will come off patent. Industry sources believe that these patent expirations will translate into roughly $10 billion in generic drug sales over the next five years, a twofold increase from its current level. Industry estimates have predicted that roughly 45 of the top 100 prescription drugs in the United States will face their first generic competition in the next five years.

Because we believe that many companies have continued to offer very attractive growth characteristics, technology has remained a core sector for the series despite recent volatility. That said, several things have changed from the environment we saw throughout 1999 and into early 2000. We feel the global economy has been slowing, technology growth has been decelerating -- particularly in the semiconductor and personal computer (PC) sectors -- and debt markets have become less hospitable toward many new technology and telecommunications companies. That's why our weighting in technology companies has been reduced and why we have emphasized different types of companies than we did for most of 2000. We are not willing to pay for growth at any price. Rather, we have been focused on finding growth at a reasonable price. Given the slowdown in the economy and its effect on PC sales and technology capital spending, our emphasis has been on software and Internet infrastructure companies. They have provided the platforms that could allow corporations to increase their efficiency and productivity; moreover, we think their strong fundamentals could help them weather a slower economy. We plan to rebuild technology positions when revenues and earnings begin to reaccelerate or when we feel valuations are more reasonable.

As for other industry leaders, we have increased our holdings in independent electric power utilities that have enjoyed solid growth from their deregulated businesses. We have also found some attractive companies in the financial services sector, which we believe could benefit from the expected decline in interest rates in 2001 and ongoing merger and acquisition activity. We think those trends are likely to be especially favorable for regional banks, particularly those that don't have exposure to commercial loans. We think property and casualty insurance companies' earnings also could have been boosted by more favorable pricing conditions, in addition to falling interest rates. Finally, we've increased our holdings in consumer staples companies and food and drug retailers because they have been able to grow earnings even in a slower economy. Of course, past performance is no guarantee of future results.

Massachusetts Investors Trust Series

For the 12 months ended December 31, 2000, the series provided a total return of 0.09%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return over the same period of -9.11% for the series' benchmark, the S&P 500. During the same period the average large-cap value portfolio tracked by Lipper Inc., returned 1.32%.

The past year was very challenging. In fact, it was the first down year for the S&P 500 since 1990 and the steepest calendar-year decline since 1974. In comparison to the S&P 500, however, it was also a great year to be a diversified, value-conscious growth investor. The market's obsession with technology in 1999 and early 2000 gave us an extraordinary opportunity to find what we believed were high-quality companies at depressed valuations in underappreciated sectors such as commercial insurance, commercial aerospace, food retailing, and energy.

Particularly hard hit in 2000 were technology stocks. We started the year with a market weighting in technology -- almost equal to the weighting in the S&P 500. Early in the year, our investments were focused on groups within technology that we believed offered strong earnings growth, such as leading telecommunications equipment, networking, storage, and semiconductor companies. Toward the end of the first quarter, however, we began to reduce our technology weighting, a process that continued over the balance of the year. At the end of the year, our technology holdings represented 14.4% of the portfolio's total assets. Increasingly, our analysts saw signs that earnings growth in these groups was beginning to decelerate.

Whether we were investing in technology or any sector, the common theme in our investment strategy has been our emphasis on visible, dependable near-term earnings growth. However, some of the areas in which we had located some opportunities included cyclical industries benefiting from a return of pricing power, such as insurance, aerospace, and energy, plus traditionally dependable growers such as pharmaceuticals and food retailing. Many of these sectors were overlooked by the market early in the year but we feel benefited later as concerns about slower economic growth emerged.

A year ago, we were operating in a market with extreme divergences -- growth versus value, new economy versus old economy, technology versus just about anything else. Over the past 12 months, these divergences have reversed for the most part, with valuations converging. Consequently, we think that the performance across various sectors of the market will be more balanced; in other words, we think it will be a great market for picking individual stocks, and fundamental bottom-up research will be critical.

Looking into next year, we think the economy will continue to slow, and we believe it's likely the Federal Reserve Board will begin to cut interest rates early in 2001. While lower interest rates historically have helped the stock market, we expect that volatility will continue as investor sentiment swings between the agony of slower growth and the ecstasy of lower interest rates. Sentiment usually swings to extremes in the short run; fundamentals shift in much slower patterns. We continue to believe that by focusing on long-term company-specific fundamentals, we will be able to take advantage of these short-term swings and find great companies selling at discounts to their long-term value.

Because volatility has increased in the market, we think investors will continue to migrate into areas that offer attractive valuations and earnings reliability. As a result, we've been chipping away at some of the financial services, energy, and utility stocks that have appreciated significantly and we have started to look closely at some of the companies whose stock prices have been beaten down well below what we believe are reasonable levels. While we still have a high level of confidence in our top holdings, we think areas such as technology and telecommunications are beginning to look attractive again. In some cases stock prices have come down very sharply and quickly, yet we believe the fundamental business and earnings outlook remains favorable.

Mid Cap Growth Series(2, 5)

The series commenced investment operations on August 31, 2000.

For much of 2000, we endured a global market correction that began in technology and dragged down the overall market. In the second half of the year, we believe the downturn was deepened by a string of major disappointments in three of the biggest recent drivers of technology growth: personal computers (PCs), cellular handsets and operators, and telecommunications (telecom) infrastructure. The growth rate of PC sales slowed dramatically in 2000, culminating in a poor Christmas selling season. The cellular industry found it harder to acquire new customers as the number of existing consumers with cellular phones increased. As a result, industry growth came down significantly from the approximately 35% rate of previous years. In addition, intense competition among wireless carriers drove down prices, making each customer less profitable.

Similarly, increasing competition among wire-line (non-cellular) phone companies made their businesses less profitable. This raised doubts about the ability of these companies to pay for the telecom infrastructure building boom that had been projected over the next several years to accommodate Internet traffic. The problems in PCs, cellular, and telecom had a huge ripple-down effect because much of the technology sector supplies these industries, either directly or indirectly. The semiconductor industry, being at the end of the food chain as a component supplier, was perhaps the hardest hit.

Looking at the year ahead, it appears that investor expectations are much lower than in the recent past and that many people are anticipating a bad year. But that can actually be a great environment for a research-intensive firm such as ours. In our view, it's precisely when expectations are very high that investors are hardest to satisfy and that stocks are most vulnerable. In the current environment of lowered expectations, we believe we may potentially do well by using our research to find the companies that may perform better than the overall market and deliver results for investors.

One area where we see great opportunity -- and one of the largest concentrations in the portfolio -- is in secure Internet infrastructure companies. In our view, issues such as transaction costs, security, and virus protection are huge problems that need to be resolved before the Internet can fulfill its promise as a medium for commerce. Secure Internet infrastructure refers to companies that try to solve those problems and make it possible for the Internet to function on a commercial basis.

In our view, these firms may be relatively unaffected by the problems dragging down much of the technology sector because the need for the solutions they provide is so urgent. We think companies such as CheckFree Corp., the dominant player in electronic payment on the Internet, and Internet Security Systems, whose products protect corporate networks from intruders, could potentially achieve extraordinary earnings growth for a number of years if some of their products become industry standards. Our research indicates that these and other Internet infrastructure firms in the portfolio, such as RSA Security and VeriSign, have dominant shares of their respective markets and the potential for high profit margins. Over the past several months, some of these companies' stock prices have corrected to very attractive valuations, and we have used that as an opportunity to increase our commitment in this area.

Energy firms, particularly those involved in oil and gas exploration and production, are another large concentration in the portfolio. The prices of many of their stocks dropped significantly in autumn, on a temporary retreat in oil and gas prices, and we used that as a buying opportunity in the fourth quarter. We see the energy sector as an appealing area over the next several years because our research indicates that, even if oil and gas prices fall appreciably from current levels, the offshore drillers and services companies in our portfolio may still be able to deliver healthy earnings growth.

Research Series

For the 12 months ended December 31, 2000, the series provided a total return of -4.10%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a -9.11% return during this period for its benchmark, the S&P 500.

During one of the most difficult periods for equity investors in over 10 years, we believe our focus on in-depth Original Research(SM) was critical to our favorable performance versus the S&P 500. In our view, successful investing requires truly knowing a company in order to anticipate changes effectively. We have never relied on outside firms to do the work for us. If you rely on an outside research company to anticipate for you, all of its other clients will anticipate with you. As a result, we believe the hands-on, bottom-up research of our analysts can mean the difference between being a leader or a follower.

We certainly believe the quality of our research determines whether we produce good or poor performance over the long term. However, our investment process also highlights how diversification can aid performance during periods of volatility and weakness because our committee of 35 equity analysts, covering numerous sectors and industries, allows us to feel confident that we hold the "best ideas" of our analysts across a broad representation of businesses.

In addition, despite the weakness in the technology and telecommunications sectors many of our holdings in these sectors held up well during the period, and we used the markets weakness to buy what we believe were top-quality companies at lower prices. While the selloff we've seen in these sectors may keep investors at bay in the short term, we have continued to see exciting opportunities for growth. As a result, we've maintained or added to some technology and telecommunications holdings where we have continued to see strong demand for their products and services. In addition, in an effort to reduce the risks the portfolio is exposed to in these sectors, we've tended to focus on companies that we have viewed as more stable and long-term predictable growers in areas such as networking, fiber optics, computer systems, and data storage. Examples include Cisco, Corning, and EMC.

We also have found attractive investments in a wide range of areas outside technology and telecommunications. For example, we've increased our exposure to health care stocks, specifically pharmaceutical companies such as Bristol-Myers Squibb,

Pharmacia, and American Home Products, because we saw favorable or improving business prospects. Other holdings that produced positive results for the portfolio due to reliable earnings and sales growth were AFLAC, EOG Resources, and Tyco International in the insurance, energy, and industrial goods and services sectors.

Looking into 2001, we believe the past several months highlight the value of remaining diversified among a broad array of stocks and sectors. We'll continue to adhere to our diversified stance, while looking for stocks that offer strong and sustainable growth rates, improving fundamentals, and attractive valuations. While past performance is no guarantee of future results, historically, this approach has benefited the portfolio's performance in both stable and volatile market environments.

Total Return Series

For the 12 months ended December 31, 2000, the series provided a total return of 16.77%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a 11.85% return during this period for the series' benchmark, the Lehman Brothers Government/Credit Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt. During the same period, the average balanced portfolio tracked by Lipper Inc. returned 1.53%.

Our asset allocation strategy remained consistent, with equities representing approximately 55% of the portfolio's assets while 45% of the portfolio was invested in bonds, short-term securities, and money market instruments. We have traditionally taken a disciplined, balanced approach toward managing the portfolio because we believe it offers investors the ability to pursue growth while also helping to reduce risk and volatility through broad diversification across different asset classes. Over the past year, we have seen the advantages of our balanced asset allocation strategy and conservative approach to stock picking. While the overall equity market has been extremely weak, our value-oriented stocks and fixed-income holdings performed well over the past few months.

We believe our strong stock selection, strict attention to valuations, and dedication to bottom-up Original Research(SM) all aided performance. In addition, our focus on companies with improving business fundamentals, strong management teams, positive earnings outlooks, and strong franchises benefited the portfolio's performance during a difficult period for equities. As the market began to shift its attention toward companies with more reliable cash flow, predictable earnings, and reasonable valuations, our conservative, value-oriented approach was vindicated.

While it was difficult to stick to our discipline in 1999, we remained confident that money would eventually make its way back into sectors other than technology and telecommunications. Fortunately, the portfolio remained heavily concentrated in what we believed to be high-quality financial services, utilities, energy, health care, and industrial goods and services stocks that historically produced strong returns amid a down market.

As economic activity moderated and the outlook for interest rates improved, most sectors of the bond market continued to outperform equities during the past few months. As a result, the bond portfolio benefited from a well-diversified mix of high-quality corporate bonds, mortgage-backed securities, and an emphasis on U.S. Treasuries, which outperformed most sectors of the bond market. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Looking forward, we think it's important to reaffirm that we don't pay too much attention to the general sentiment of the market. From our standpoint, we think it's futile to try to figure out which direction the market is headed because we don't believe anyone can consistently predict short-term economic or market movements. Consequently, we focus our attention on finding companies that have been growing their top and bottom lines quickly and that have offered the opportunity for positive earnings surprises. We think opportunities have arisen whichever direction the market is moving. As the market has corrected, we've sold holdings that produced strong results for the portfolio even though we still loved the fundamentals. We believe you have to be very price conscious in this environment, so we used these profits to buy companies whose stock prices were down 50% but that we believe offer positive growth outlooks at valuations that are now very attractive.

Utilities Series

For the 12 months ended December 31, 2000, the series provided a total return of 7.00%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a 59.69% return over the same period for its benchmark, the Standard & Poor's Utility Index (the Utility Index). The Utility Index is an unmanaged, market-capitalization-weighted, total return index of all utility stocks in the S&P 500. During the same period, the average utility portfolio tracked by Lipper Inc., returned 7.86%.

Over the past year, the utilities sector has done well. Electric and natural gas stocks have had a terrific run. The market's volatility last spring propelled investors toward relatively safe-haven sectors like utilities. Then some big mergers within the industry attracted further investor interest. Finally, a supply/demand imbalance became particularly evident in California over the past summer as growth in power generation failed to keep up with demand. Those utilities that were able to sell excess capacity to the open market did so at very attractive prices, strengthening earnings and ultimately boosting stock prices. For the period, natural gas and electric stocks were way up. However, telecommunications stocks -- which were not included in the Utility Index, but were included in the series -- were down significantly over the same period. In fact, they got hammered on all fronts.

The stocks of the established phone service providers suffered as revenue and earnings growth in the local and long-distance voice markets slowed. New entrants -- including the competitive local exchange carriers (CLECs) and new long-distance carriers -- cut into the market share of the incumbents while also forcing prices down. The stocks of the new entrants, however, didn't fare much better. Two of the CLECs filed for bankruptcy, which hurt stock prices for all the start-ups. Once that happened, investors began worrying about whether some of the new entrants would be able to raise the necessary capital to fund their business plans. This sent stock prices even lower.

Despite the tough times experienced by telecommunications stocks, we still kept a good portion of the series' stock investments in telecom throughout the year. We take a relative value approach, which means we're always trying to buy companies with good earnings growth prospects whose stocks are selling at reasonable prices compared to their company's history, peers, and outlook. The downturn in the telecom sector gave us a great opportunity to buy what we believe were strong companies whose stocks were unfairly penalized. One of the names we added to was wireless operator

Vodafone. With its dominant market position in Europe, economies of scale, and conservative balance sheet, we think Vodafone has been well-positioned to capitalize on the rapid growth of wireless telecommunications. We also added to our stake in Qwest Communications, which recently acquired US West, making it one of the largest fully integrated telecom companies in the world. We expect Qwest to benefit from its concentration in Internet-related businesses and from the synergies and cost reductions associated with the US West merger.

Even though we maintained a heavy weighting in telecommunications, the series was able to post positive returns for the period. We believe one reason is because we typically keep about 20% of the series' assets in convertible securities and bonds. This has helped us lock in competitive returns, while allowing us to focus the remaining 80% of the series' assets on stocks with strong growth prospects that often reinvest their capital in the business rather than paying it out in the form of a dividend. Growth-oriented utilities were among the top performers this past year. Of our stock investments, about half were allocated between electrics and natural gas -- which obviously did quite well.

Among top performers, AES was a real winner, more than doubling in price during the past 12 months. As the largest and most diversified independent power producer worldwide, it has benefited greatly from the constrained supply/demand situation here in the United States. Peco, which merged at the end of the period with Unicom to form Exelon, was up over 60% for the year. One of the largest electrics out there, Peco uses nuclear power to contain costs and generate excess power, which has sold at favorable prices. Enron, the premier energy outsourcing and trading company in the world, also had a great year because demand for its services increased. Both Coastal and El Paso, which are merging to form the largest natural gas pipelines in the country, also did quite well and boosted performance.

As for the downers, Verizon turned in weak results in part because of the negative sentiment surrounding the telecom industry. But investors also became concerned about the company's future growth, given its dependence on revenues from voice traffic and an increasingly competitive environment. Plus, Verizon has been slower than expected in ramping up its data-oriented businesses. Williams Companies was another disappointment, despite strong results in its energy services and pipeline businesses. The company has an 85% ownership interest in Williams Communications Group, which reported higher-than-expected operating losses related to the build-out of its telecom network. We held on to Williams because we expect its stock price to rally once the overall outlook for the telecom sector improves.

We did make some adjustments to the portfolio during the period. For example, our international stake fell as a percentage of total net assets compared to a year earlier. We cut our stake in European telecom carriers last winter amid concerns that they might have to overpay in the European wireless license auctions -- which was what happened. We added a few new telecom investments, including TelMex and China Mobile, both of which serve markets that have been at early stages of penetration for both wire-line and wireless phone services. We also slightly trimmed holdings in the natural gas area, paring back on names like Dynegy and Enron that have had strong runs.

We also found what we felt were some good buying opportunities over the period. During the late summer and early fall, we built a sizable stake in Edison International, an electric utility that serves southern California. Power shortages there this past summer had led to a spike in pricing. This caused the government to cap the prices utilities could charge consumers -- even as the utilities' costs soared. Edison ended up with unrecovered costs on its balance sheet. The Wall Street Journal ran an article on the company, suggesting that it might have to declare bankruptcy. This sent the stock price tumbling and created a great buying opportunity. We believe Edison has been a well-managed utility that is unlikely to go out of business, and we would expect the government to eventually lift the price cap and help the company recover its losses.

Looking ahead, if the market remains volatile, we believe electric and natural gas utilities will continue to benefit as investors favor more-defensive sectors. If the market gains momentum, we think we'll most likely see investors shift into higher-growth sectors like telecom. At some point, gains in electric and natural gas will most likely moderate even as earnings prospects remain strong. We are confident that beaten-down telecom stocks will eventually rally -- we just don't know when. We believe the series is in a strong position, regardless of which way the market moves.

                    ----------------------------------------
The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

Capital Appreciation Series(1)

(For the 10-year period ended December 31, 2000.)

[The following table was represented as a line graph in the printed material.]

                                              Dec-90      Dec-92       Dec-94    Dec-96    Dec-98    Dec-00
                                              ------      ------       ------    ------    ------    ------
MFS/Sun Life - Capital Appreciation Series    $10,000    $16,013      $18,215   $29,753   $47,149   $55,397
Standard & Poor's 500 Composite Index         $10,000    $14,041      $15,660   $26,491   $45,426   $49,979

Total Rates of Return through December 31, 2000

                                  1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return          -11.42%    +51.21%    +126.19%    +453.97%
Average Annual Total Return      -11.42%    +14.78%     +17.73%     +18.67%

Comparative Indices++

                                         1 Year   3 Years   5 Years  10 Years
--------------------------------------------------------------------------------
Average large-cap growth portfolio+     -16.25%   +16.64%   +18.09%   +16.96%
Standard & Poor's 500 Composite Index#   -9.11%   +12.26%   +18.33%   +17.46%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

Emerging Growth Series(2, 3)

(For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2000. Index information is from May 1, 1995.)

[The following table was represented as a line graph in the printed material.]

                                           May-95     Dec-96     Dec-97    Dec-98    Dec-99    Dec-00
                                           ------     ------     ------    ------    ------    ------
Emering Growth Series                     $10,000    $14,854    $18,112   $24,249   $42,631   $34,486
Standard & Poor's 500 Composite Index#    $10,000    $14,975    $19,971   $25,678   $31,081   $28,251
Russell 2000 Total Return Index#          $10,000    $13,992    $17,121   $16,686   $20,232   $19,621

Total Rates of Return through December 31, 2000

                                   1 Year     3 Years     5 Years        Life*
--------------------------------------------------------------------------------
Cumulative Total Return           -19.11%     +90.41%    +171.97%     +244.86%
Average Annual Total Return       -19.11%     +23.94%     +22.15%      +24.41%

Comparative Indices++

                                         1 Year    3 Years    5 Years      Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#   -9.11%    +12.26%    +18.33%    +20.11%
Russell 2000 Index#                      -3.02%     +4.65%    +10.31%    +12.63%

* For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2000. Index information is from May 1, 1995.
++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

Global Growth Series(2, 3, 5)

(For the period from the commencement of the series' operations, November 16, 1993, through December 31, 2000. Index information is from December 1, 1993.)

[The following table was represented as a line graph in the printed material.]

                                   Nov-93    Dec-95    Dec-97    Dec-98    Dec-99    Dec-00
                                  -------   -------   -------   -------   -------   -------
Global Growth Series              $10,000   $12,701   $16,555   $18,973   $31,733   $27,561
S&P 500 Composite Index           $10,000   $14,108   $23,135   $29,746   $36,006   $32,727
Russell 2000 Index                $10,000   $13,042   $18,591   $18,118   $21,969   $21,305
MSCI All Country World Index      $10,000   $13,183   $17,095   $20,807   $26,489   $22,801

Total Rates of Return through December 31, 2000

                                   1 Year     3 Years     5 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return           -13.15%     +66.49%    +117.00%      +175.61%
Average Annual Total Return       -13.15%     +18.52%     +16.76%       +15.30%

Comparative Indices++

                                          1 Year   3 Years    5 Years      Life*
--------------------------------------------------------------------------------
Average global portfolio+                -10.26%   +11.57%    +12.84%    +12.23%
Standard & Poor's 500 Composite Index#    -9.11%   +12.26%    +18.33%    +18.22%
Russell 2000 Index#                       -3.02%    +4.65%    +10.31%    +11.27%
MSCI All Country World Index#            -13.92%   +10.08%    +11.58%    +12.34%

* For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2000. Index information is from December 1, 1993.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

Managed Sectors Series(2, 4, 5)
(For the 10-year period ended December 31, 2000.)

[The following table was represented as a line graph in the printed material.]

                                          12/31/90    12/31/92    12/31/94   12/31/96  12/31/98  12/31/00
                                          --------    --------    --------   --------  --------  --------
MFS SunLife Managed Sectors Series         $10,000     $17,266     $17,621    $27,411   $38,656   $56,814
Standard & Poor's 500 Composite Index #    $10,000     $14,041     $15,660    $26,491   $45,426   $49,979

Total Rates of Return through December 31, 2000

                                    1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Cumulative Total Return            -20.82%     +64.98%    +143.71%     +468.14%
Average Annual Total Return        -20.82%     +18.16%     +19.50%      +18.97%

Comparative Indices++

                                          1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#    -9.11%   +12.26%   +18.33%    +17.46%
Lipper Capital Appreciation Index+       -12.94%   +13.29%   +14.93%    +15.99%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

Massachusetts Investors Trust Series(1)

(For the 10-year period ended December 31, 2000.)

[The following table was represented as a line graph in the printed material.]

                                         Dec-90   Dec-92   Dec-94   Dec-96   Dec-98   Dec-00
                                        -------  -------  -------  -------  -------  -------
Massachusetts Investors Trust Series    $10,000  $14,454  $15,501  $26,713  $43,650  $46,827
S&P 500 Composite Index                 $10,000  $14,041  $15,660  $26,491  $45,426  $49,979

Total Rates of Return through December 31, 2000

                                   1 Year     3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return            +0.09%     +32.87%    +119.84%      +368.27%
Average Annual Total Return        +0.09%      +9.94%     +17.06%       +16.69%

Comparative Indices++

                                           1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
Average large cap value portfolio+         +1.32%     +9.63%    +15.56%     +15.65%
Standard & Poor's 500 Composite Index#     -9.11%    +12.26%    +18.33%     +17.46%

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

Research Series(1)

(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2000. Index information is from November 1, 1994.)

[The following table was represented as a line graph in the printed material.]

                                            11/94      12/96       12/97        12/98      12/99     12/2000
                                           -------    -------     -------      -------    -------   ---------
Research Series                            $10,000    $16,813     $20,320      $25,119    $31,183    $29,906
Standard & Poor's 500 Composite Index #    $10,000    $16,542     $22,061      $28,366    $34,335    $31,209

Total Rates of Return through December 31, 2000

                                  1 Year     3 Years     5 Years         Life*
--------------------------------------------------------------------------------
Cumulative Total Return           -4.10%     +47.17%    +120.14%      +199.06%
Average Annual Total Return       -4.10%     +13.75%     +17.10%       +19.50%

Comparative Index++

                                           1 Year   3 Years   5 Years    Life*
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#     -9.11%   +12.26%   +18.33%  +20.27%

* For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2000. Index information is from November 1, 1994.
++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

Total Return Series(1, 6)

(For the 10-year period ended December 31, 2000.)

[The following table was represented as a line graph in the printed material.]

                                                      12/31/90    12/31/92    12/31/94    12/31/96   12/31/98   12/31/00
                                                      --------    --------    --------    --------   --------   --------
Sunlife Total Return Series                            $10,000     $13,202     $14,635     $21,159    $28,831    $34,623
Lehman Brothers Government/Corporate Bond Index        $10,000     $12,493     $13,384     $16,423    $19,733    $21,598

Total Rates of Return through December 31, 2000

                                1 Year     3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return        +16.77%     +34.14%     +86.70%      +246.23%
Average Annual Total Return    +16.77%     +10.29%     +13.30%       +13.22%

Comparative Indices++

                                  1 Year    3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
Average balanced portfolio+       +1.53%     +7.88%     +11.39%       +12.21%
Lehman Brothers Government/
  Credit Bond Index#             +11.85%     +6.21%      +6.24%        +8.00%

++ Average annual rates of return.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

Utilities Series(2, 4, 5, 6, 7)

(For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2000. Index information is from December 1, 1993.)

[The following table was represented as a line graph in the printed material.]

                                   Nov-93      Dec-94      Dec-96      Dec-98    Dec-99    Dec-00
                                   ------      ------      ------      ------    ------    ------
Utilities Series                  $10,000      $9,524     $15,174     $23,671   $31,079   $33,254
Standard & Poor's Utility Index   $10,000      $9,158     $13,412     $19,191   $17,440   $27,850

Total Rates of Return through December 31, 2000

                                     1 Year     3 Years     5 Years       Life*
--------------------------------------------------------------------------------
Cumulative Total Return              +7.00%     +65.14%    +163.80%    +232.54%
Average Annual Total Return          +7.00%     +18.20%     +21.41%     +18.37%

Comparative Indices++

                                       1 Year    3 Years    5 Years       Life*
--------------------------------------------------------------------------------
Average utility portfolio+             +7.86%    +13.47%    +15.17%     +13.21%
Standard & Poor's Utility Index#      +59.69%    +18.54%    +16.45%     +15.56%

* For the period from the commencement of the series' investment operations, November 16, 1993, through December 31, 2000. Index information is from December 1, 1993.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. More recent returns may be more or less than those shown. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

1 Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

2 Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. See the prospectus for details.

3 Investing in emerging growth companies is riskier than investing in more-established companies. These risks may increase unit price volatility. See the prospectus for details.

4 The portfolio may focus on certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. These risks may increase unit price volatility. See the prospectus for details.

5 This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. See the prospectus for details.

6 The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase unit price volatility. See the prospectus for details.

7 By concentrating on one industry rather than diversifying among several, the portfolio is more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly. These risks may increase unit price volatility. See the prospectus for details.

8 Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

9 The portfolio may participate in the initial public offering ("IPO") market, and a significant portion of the portfolio's returns ,may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance by investment in IPOs as its assets grow. These risks may increase unit price volatility. See the prospectus for details.

10 The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase unit price volatility. See the prospectus for details.

Portfolio of Investments -- December 31, 2000
Capital Appreciation Series
Stocks -- 89.7%

Issuer                                                             Shares                 Value
U.S. Stocks -- 83.4%
Aerospace -- 3.1%
Boeing Co. .................................................       344,800           $   22,756,800
United Technologies Corp. ..................................       416,020               32,709,572
                                                                                     --------------
                                                                                     $   55,466,372
                                                                                     --------------
Automotive -- 1.2%
Harley-Davidson, Inc. ......................................       537,800           $   21,377,550
                                                                                     --------------
Banks and Credit Companies -- 3.3%
Chase Manhattan Corp. ......................................       507,600           $   23,064,075
Firstar Corp. ..............................................       198,500                4,615,125
FleetBoston Financial Corp. ................................       125,200                4,702,825
John Hancock Financial Services, Inc. ......................        89,320                3,360,665
PNC Financial Services Group Co. ...........................       339,300               24,790,106
                                                                                     --------------
                                                                                     $   60,532,796
                                                                                     --------------
Biotechnology -- 0.8%
Pharmacia Corp. ............................................       234,914           $   14,329,754
                                                                                     --------------
Business Machines -- 0.5%
Compaq Computer Corp. ......................................       612,500           $    9,218,125
                                                                                     --------------
Business Services -- 1.8%
BEA Systems, Inc.* .........................................        14,400           $      969,300
Computer Sciences Corp.* ...................................       214,700               12,908,837
VeriSign, Inc.* ............................................       258,677               19,190,600
                                                                                     --------------
                                                                                     $   33,068,737
                                                                                     --------------
Cellular Telephones -- 0.8%
Sprint Corp. (PCS Group)* ..................................       752,900           $   15,387,394
                                                                                     --------------
Computer Software -- Personal
  Computers -- 1.0%
Microsoft Corp.* ...........................................       426,500           $   18,499,438
                                                                                     --------------
Computer Software -- Services -- 1.3%
Art Technology Group, Inc.* ................................       150,760           $    4,607,602
CacheFlow, Inc.* ...........................................        81,800                1,395,713
EMC Corp.* .................................................       101,100                6,723,150
Interwoven, Inc.* ..........................................       110,200                7,266,312
TIBCO Software, Inc.* ......................................        86,900                4,165,769
                                                                                     --------------
                                                                                     $   24,158,546
                                                                                     --------------
Computer Software -- Systems -- 4.1%
Ariba, Inc.* ...............................................        79,400           $    4,257,825
E.piphany, Inc.* ...........................................        77,850                4,199,034
Oracle Corp.* ..............................................     1,027,700               29,867,531
Rational Software Corp.* ...................................       538,700               20,975,631
VERITAS Software Corp.* ....................................       167,375               14,645,313
                                                                                     --------------
                                                                                     $   73,945,334
                                                                                     --------------
Conglomerates -- 2.5%
Tyco International Ltd. ....................................       828,008           $   45,954,444
                                                                                     --------------
Electrical Equipment -- 2.6%
General Electric Co. .......................................       977,200           $   46,844,525
                                                                                     --------------
Electronics -- 4.6%
Flextronics International Ltd.* ............................       655,480           $   18,681,180
Intel Corp. ................................................       610,800               18,362,175
Micron Technology, Inc.* ...................................       266,400                9,457,200
Sanmina Corp.* .............................................       140,300               10,750,487
SCI Systems, Inc.* .........................................       268,100                7,071,137
Tektronix, Inc.* ...........................................       270,900                9,125,944
Veeco Instruments, Inc.* ...................................       131,900                5,292,488
Xilinx, Inc.* ..............................................       106,900                4,930,763
                                                                                     --------------
                                                                                     $   83,671,374
                                                                                     --------------
Entertainment -- 2.6%
Clear Channel Communications, Inc.*  .......................       488,885           $   23,680,367
Infinity Broadcasting Corp., "A"* ..........................       326,300                9,116,006
Viacom, Inc., "B"* .........................................       312,292               14,599,651
                                                                                     --------------
                                                                                     $   47,396,024
                                                                                     --------------
Financial Institutions -- 8.2%
Citigroup, Inc. ............................................       507,333           $   25,905,691
Federal Home Loan Mortgage Corp. ...........................       455,000               31,338,125
Federal National Mortgage Assn .............................       341,600               29,633,800
Financial Federal Corp. * ..................................       397,200                9,483,150
Goldman Sachs Group, Inc. ..................................        47,400                5,068,838
Merrill Lynch & Co., Inc. ..................................       261,300               17,817,394
Morgan Stanley Dean Witter & Co. ...........................       363,800               28,831,150
                                                                                     --------------
                                                                                     $  148,078,148
                                                                                     --------------
Insurance -- 5.3%
AFLAC, Inc. ................................................       344,100           $   24,839,719
American International Group, Inc. .........................       238,700               23,526,869
Gallagher (Arthur J.) & Co. ................................       227,200               14,455,600
Hartford Financial Services Group, Inc. ....................       302,900               21,392,312
UnumProvident Corp. ........................................       463,600               12,459,250
                                                                                     --------------
                                                                                     $   96,673,750
                                                                                     --------------
Machinery -- 1.4%
Deere & Co., Inc. ..........................................       419,200           $   19,204,600
Ingersoll Rand Co. .........................................       156,240                6,542,550
                                                                                     --------------
                                                                                     $   25,747,150
                                                                                     --------------
Medical and Health Products -- 5.9%
Allergan, Inc. .............................................       120,500           $   11,665,906
American Home Products Corp. ...............................       341,900               21,727,745
Applera Corp. -- Applied
  Biosystems Group* ........................................       214,300               20,157,594
Bristol-Myers Squibb Co. ...................................       411,100               30,395,706
Pfizer, Inc. ...............................................       509,675               23,445,050
                                                                                     --------------
                                                                                     $  107,392,001
                                                                                     --------------
Medical and Health Technology
  and Services -- 3.9%
HCA-The Healthcare Co. .....................................       287,900           $   12,670,479
Health Management
  Associates, Inc., "A"* ...................................       783,225               16,251,919
HEALTHSOUTH Corp.* .........................................       213,300                3,479,456
IMS Health, Inc. ...........................................       122,300                3,302,100
Manor Care, Inc.* ..........................................       374,900                7,732,313
Medtronic, Inc. ............................................       452,700               27,331,762
                                                                                     --------------
                                                                                     $   70,768,029
                                                                                     --------------
Metals and Minerals -- 0.3%
Phelps Dodge Corp. .........................................        86,800           $    4,844,525
                                                                                     --------------
Oil Services -- 3.4%
Baker Hughes, Inc. .........................................       230,300           $    9,571,844
Cooper Cameron Corp.* ......................................        85,700                5,661,556
Global Marine, Inc.* .......................................       644,100               18,276,337
Halliburton Co. ............................................       170,300                6,173,375
Noble Drilling Corp.* ......................................       185,400                8,053,313
Weatherford International, Inc.* ...........................       283,500               13,395,375
                                                                                     --------------
                                                                                     $   61,131,800
                                                                                     --------------
Oils -- 3.5%
Conoco, Inc., "A" ..........................................       816,500           $   23,372,312
Exxon Mobil Corp. ..........................................        98,900                8,598,119
Santa Fe International Corp. ...............................       420,440               13,480,358
Transocean Sedco Forex, Inc. ...............................       390,200               17,949,200
                                                                                     --------------
                                                                                     $   63,399,989
                                                                                     --------------
Pharmaceuticals -- 0.2%
Sepracor, Inc.* ............................................        50,800           $    4,070,350
                                                                                     --------------
Printing and Publishing -- 0.3%
Readers Digest Assn., Inc., "A" ............................       121,400           $    4,749,775
                                                                                     --------------
Retail -- 6.1%
Best Buy Co., Inc.* ........................................       156,800           $    4,635,400
CVS Corp. ..................................................       608,700               36,483,956


14-CAS

Issuer                                                             Shares                 Value
U.S. Stocks -- continued
Retail -- continued
Gap, Inc. ..................................................       374,100           $    9,539,550
Home Depot, Inc. ...........................................       105,900                4,838,306
RadioShack Corp. ...........................................       534,620               22,888,419
Wal-Mart Stores, Inc. ......................................       588,900               31,285,313
                                                                                     --------------
                                                                                     $  109,670,944
                                                                                     --------------
Supermarkets -- 2.5%
Safeway, Inc.* .............................................       712,300           $   44,518,750
                                                                                     --------------
Telecommunications -- 10.8%
Allegiance Telecom, Inc.* ..................................       305,950           $    6,812,168
American Tower Corp., "A"* .................................       688,200               26,065,575
AT&T Corp., "A"* ...........................................       357,400                4,847,238
Cabletron Systems, Inc.* ...................................       351,000                5,286,937
CIENA Corp.* ...............................................       154,900               12,585,625
Cisco Systems, Inc.* .......................................     1,356,300               51,878,475
Comverse Technology, Inc.* .................................        45,600                4,953,300
Corning, Inc. ..............................................       301,600               15,928,250
EchoStar Communications Corp.* .............................       866,800               19,719,700
Extreme Networks, Inc.* ....................................       245,700                9,613,012
Foundry Networks, Inc.* ....................................        23,880                  358,200
Metromedia Fiber Network, Inc., "A"* .......................       822,880                8,331,660
Netro Corp.* ...............................................       138,300                  959,456
NEXTEL Communications, Inc.* ...............................       240,600                5,954,850
QLogic Corp.* ..............................................        77,500                5,967,500
SBA Communications Corp.* ..................................       124,200                5,099,963
Spectrasite Holdings, Inc.* ................................       164,470                2,179,228
Time Warner Telecom, Inc.* .................................       140,200                8,893,937
                                                                                     --------------
                                                                                     $  195,435,074
                                                                                     --------------
Utilities -- Electric -- 1.4%
AES Corp.* .................................................       466,100           $   25,810,288
                                                                                     --------------
    Total U.S. Stocks ....................................................           $1,512,140,986
                                                                                     --------------
Foreign Stocks -- 6.3%
Bermuda -- 0.7%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ....................................       421,920           $    2,637,000
Global Crossing Ltd.
  (Telecommunications)* ....................................       485,900                6,954,444
Tycom Ltd. (Telecommunications)* ...........................       124,200                2,778,975
                                                                                     --------------
                                                                                     $   12,370,419
                                                                                     --------------
Canada -- 0.6%
Nortel Networks Corp.
  (Telecommunications) .....................................       349,100           $   11,193,019
                                                                                     --------------
Finland -- 1.0%
Nokia Corp., ADR (Telecommunications) ......................       421,200           $   18,322,200
                                                                                     --------------
Israel -- 0.5%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .........................        62,300           $    8,320,944
Partner Communications Co.
  Ltd., ADR (Cellular Telephones)* .........................       129,825                  762,722
                                                                                     --------------
                                                                                     $    9,083,666
                                                                                     --------------
Japan -- 0.3%
NTT DoCoMo, Inc.
  (Telecommunications) .....................................           310           $    5,343,892
                                                                                     --------------
Mexico -- 0.2%
Grupo Iusacell S.A. de C.V.,
  ADR (Telecommunications)* ................................       251,180           $    2,449,005
                                                                                     --------------
Netherlands -- 1.0%
Royal Dutch Petroleum Co., ADR (Oils) ......................       297,100           $   17,993,119
                                                                                     --------------
United Kingdom -- 2.0%
BP Amoco PLC, ADR (Oils) ...................................       186,100           $    8,909,537
Vodafone Group PLC
  (Telecommunications)* ....................................     7,608,417               27,920,859
                                                                                     --------------
                                                                                     $   36,830,396
                                                                                     --------------
    Total Foreign Stocks .................................................           $  113,585,716
                                                                                     --------------
    Total Stocks (Identified Cost, $1,646,309,073) .......................           $1,625,726,702
                                                                                     --------------
Short-Term Obligations -- 10.3%

                                                              Principal Amount
                                                               (000 Omitted)
Bank of America, due 1/02/01 ...............................      $  9,509           $    9,509,000
Federal Home Loan Bank, due 1/02/01  .......................       131,084              131,063,063
Goldman Sachs Group LP, due 1/09/01  .......................         3,247                3,242,274
Merck & Co., Inc., due 1/03/01 .............................        13,023               13,018,261
Morgan Stanley Dean Witter, due 1/04/01 ....................        20,000               19,989,000
Pitney Bowes, Inc., due 1/02/01 ............................        10,000                9,998,180
                                                                                     --------------
    Total Short-Term Obligations, at Amortized Cost ......................           $  186,819,778
                                                                                     --------------
    Total Investments
      (Identified Cost, $1,833,128,851) ..................................           $1,812,546,480
                                                                                     --------------
Other Assets,
  Less Liabilities -- 0.0% ...............................................                  519,458
                                                                                     --------------
    Net Assets -- 100.0% .................................................           $1,813,065,938
                                                                                     ==============

           See portfolio footnotes and notes to financial statements.


                                                                          15-CAS

Portfolio of Investments -- December 31, 2000
Emerging Growth Series
Stocks -- 91.0%

Issuer                                                             Shares                 Value
U.S. Stocks -- 81.7%
Aerospace -- 2.7%
Boeing Co. .................................................        77,700           $    5,128,200
General Dynamics Corp. .....................................       113,100                8,821,800
United Technologies Corp. ..................................       307,900               24,208,637
                                                                                     --------------
                                                                                     $   38,158,637
                                                                                     --------------
Apparel and Textiles -- 0.2%
Nike, Inc., "B" ............................................        59,500           $    3,320,844
                                                                                     --------------
Banks -- 0.3%
Fifth Third Bancorp ........................................        54,500           $    3,256,375
Synovus Financial Corp. ....................................        56,600                1,524,663
                                                                                     --------------
                                                                                     $    4,781,038
                                                                                     --------------
Banks and Credit Companies -- 4.2%
BB&T Corp. .................................................        18,200           $      679,088
Capital One Financial Corp. ................................        23,800                1,566,337
Comerica, Inc. .............................................       117,800                6,994,375
First Tennessee National Corp. .............................         1,300                   37,619
National City Corp. ........................................        27,600                  793,500
Northern Trust Corp. .......................................        94,100                7,675,031
PNC Financial Services Group Co. ...........................       168,100               12,281,806
USA Education, Inc. ........................................       132,500                9,010,000
Washington Mutual, Inc. ....................................       255,900               13,578,694
Wells Fargo Co. ............................................       119,100                6,632,381
                                                                                     --------------
                                                                                     $   59,248,831
                                                                                     --------------
Beverages -- 0.2%
Coca-Cola Enterprises, Inc. ................................        78,000           $    1,482,000
The Pepsi Bottling Group, Inc. .............................        18,500                  738,844
                                                                                     --------------
                                                                                     $    2,220,844
                                                                                     --------------
Biotechnology -- 2.9%
Abbott Laboratories, Inc. ..................................       159,400           $    7,720,938
Abgenix, Inc.*++ ...........................................        63,700                3,762,281
Genentech, Inc.* ...........................................       194,000               15,811,000
Pharmacia Corp. ............................................        42,800                2,610,800
Waters Corp.* ..............................................       141,800               11,840,300
                                                                                     --------------
                                                                                     $   41,745,319
                                                                                     --------------
Business Machines -- 0.8%
Texas Instruments, Inc. ....................................       241,000           $   11,417,375
                                                                                     --------------
Business Services -- 1.0%
Automatic Data Processing, Inc. ............................        90,600           $    5,736,112
BEA Systems, Inc.* .........................................       135,600                9,127,575
Insight Enterprises, Inc.* .................................         2,250                   40,359
Pegasus Systems, Inc.* .....................................         1,800                   12,488
                                                                                     --------------
                                                                                     $   14,916,534
                                                                                     --------------
Cellular Telephones -- 1.2%
QUALCOMM, Inc.* ............................................       211,100           $   17,349,781
                                                                                     --------------
Computer Software -- Personal
  Computers -- 0.2%
Microsoft Corp.* ...........................................        62,884           $    2,727,594
                                                                                     --------------
Computer Software -- Services -- 1.4%
EMC Corp.* .................................................       308,600           $   20,521,900
                                                                                     --------------
Computer Software -- Systems -- 6.7%
Cerner Corp.* ..............................................        14,700           $      679,875
Computer Network Technology Corp.* .........................        33,500                  965,219
Comverse Technology, Inc.* .................................       111,200               12,079,100
Extreme Networks, Inc.* ....................................        84,800                3,317,800
I2 Technologies, Inc.* .....................................        17,100                  929,812
Oracle Corp.* ..............................................     2,207,100               64,143,844
VERITAS Software Corp.* ....................................       142,300               12,451,250
                                                                                     --------------
                                                                                     $   94,566,900
                                                                                     --------------
Conglomerates -- 3.9%
Tyco International Ltd. ....................................     1,011,458           $   56,135,919
                                                                                     --------------
Consumer Goods and Services -- 1.7%
Cintas Corp. ...............................................        38,200           $    2,031,762
Gillette Co. ...............................................        39,200                1,416,100
Kimberly-Clark Corp. .......................................        70,400                4,976,576
Philip Morris Cos., Inc. ...................................       353,900               15,571,600
Procter & Gamble Co. .......................................         9,400                  737,313
                                                                                     --------------
                                                                                     $   24,733,351
                                                                                     --------------
Drugs & Health Care
Albany Molecular Research, Inc.* ...........................        10,100           $      622,413
                                                                                     --------------
Electrical Equipment -- 0.1%
General Electric Co. .......................................        23,300           $    1,116,944
QLogic Corp.* ..............................................         9,100                  700,700
                                                                                     --------------
                                                                                     $    1,817,644
                                                                                     --------------
Electronics -- 0.4%
Agilent Technologies, Inc.* ................................        44,100           $    2,414,475
Micron Technology, Inc.* ...................................        70,200                2,492,100
Sawtek, Inc.* ..............................................        20,300                  937,606
                                                                                     --------------
                                                                                     $    5,844,181
                                                                                     --------------
Energy -- 0.5%
Dynegy, Inc. ...............................................       118,700           $    6,654,619
Southern Energy, Inc.* .....................................        20,330                  575,593
                                                                                     --------------
                                                                                     $    7,230,212
                                                                                     --------------
Entertainment -- 0.2%
Clear Channel Communications, Inc.*  .......................        33,900           $    1,642,031
International Speedway Corp. ...............................         2,458                   93,404
Viacom, Inc., "B"* .........................................        15,600                  729,300
                                                                                     --------------
                                                                                     $    2,464,735
                                                                                     --------------
Financial Institutions -- 7.1%
Bear Stearns Cos., Inc. ....................................        17,400           $      881,963
Charter One Financial, Inc. ................................        24,300                  701,663
Citigroup, Inc. ............................................       410,033               20,937,310
Federal National Mortgage Assn .............................       287,700               24,957,975
Freddie Mac ................................................       266,300               18,341,412
Golden West Financial Corp. ................................       197,500               13,331,250
Goldman Sachs Group, Inc. ..................................         8,400                  898,275
Household International, Inc. ..............................        80,700                4,438,500
Lehman Brothers Holdings, Inc. .............................        29,500                1,994,937
Merrill Lynch & Co., Inc. ..................................       156,000               10,637,250
Morgan Stanley Dean Witter & Co. ...........................        17,600                1,394,800
State Street Corp. .........................................        21,300                2,645,673
Waddell & Reed Financial, Inc., "A"  .......................         2,700                  101,588
                                                                                     --------------
                                                                                     $  101,262,596
                                                                                     --------------
Financial Services -- 0.8%
John Hancock Financial Services, Inc. ......................        35,800           $    1,346,975
Mellon Financial Corp. .....................................       210,600               10,358,887
                                                                                     --------------
                                                                                     $   11,705,862
                                                                                     --------------
Food and Beverage Products -- 2.9%
Anheuser-Busch Cos., Inc. ..................................       180,600           $    8,217,300
Archer-Daniels-Midland Co. .................................        28,500                  427,500
Conagra, Inc. ..............................................       118,100                3,070,600
Coors Adolph Co. ...........................................        33,400                2,682,437
General Mills, Inc. ........................................       111,700                4,977,631
Heinz (H.J.) Co. ...........................................        33,300                1,579,669
Hershey Foods Corp. ........................................       107,200                6,901,000
PepsiCo., Inc. .............................................        68,700                3,404,944
Quaker Oats Co. ............................................        69,600                6,777,300
Wrigley, (WM) Junior Co. ...................................        36,800                3,525,900
                                                                                     --------------
                                                                                     $   41,564,281
                                                                                     --------------


16-EGS

Issuer                                                             Shares                 Value
U.S. Stocks -- continued
Food Products -- 0.9%
Sara Lee Corp. .............................................       148,500           $    3,647,531
Sysco Corp. ................................................       285,400                8,562,000
                                                                                     --------------
                                                                                     $   12,209,531
                                                                                     --------------
Healthcare -- 1.2%
HCA-The Healthcare Co. .....................................       333,800           $   14,690,538
Community Health Care* .....................................        55,100                1,928,500
                                                                                     --------------
                                                                                     $   16,619,038
                                                                                     --------------
Insurance -- 5.8%
AFLAC, Inc. ................................................       233,700           $   16,870,219
Allstate Corp. .............................................        87,400                3,807,362
American International Group, Inc. .........................       313,300               30,879,631
Chubb Corp. ................................................        84,100                7,274,650
CIGNA Corp. ................................................        43,200                5,715,360
Gallagher (Arthur J.) & Co. ................................        31,300                1,991,463
Hartford Financial Services Group, Inc. ....................        29,400                2,076,375
St. Paul Cos., Inc. ........................................       159,900                8,684,569
UnumProvident Corp. ........................................       171,300                4,603,687
                                                                                     --------------
                                                                                     $   81,903,316
                                                                                     --------------
Machinery -- 0.5%
Caterpillar, Inc. ..........................................        45,700           $    2,162,181
Danaher Corp. ..............................................        22,600                1,545,275
Deere & Co., Inc. ..........................................        61,300                2,808,307
                                                                                     --------------
                                                                                     $    6,515,763
                                                                                     --------------
Manufacturing -- 0.6%
Minnesota Mining & Manufacturing Co. .......................        67,300           $    8,109,650
                                                                                     --------------
Medical and Health Products -- 7.6%
Allergan, Inc. .............................................        89,300           $    8,645,356
Alza Corp.* ................................................       447,900               19,035,750
American Home Products Corp. ...............................        53,800                3,418,990
Bristol-Myers Squibb Co. ...................................       258,800               19,135,025
Eli Lilly & Co. ............................................        31,400                2,922,163
IDEC Pharmaceuticals Corp.* ................................        15,100                2,862,394
Immunex Corp.* .............................................       174,600                7,093,125
Johnson & Johnson Co. ......................................        74,300                7,806,144
Merck & Co., Inc. ..........................................        66,700                6,244,787
Pfizer, Inc. ...............................................       440,600               20,267,600
Schering Plough Corp. ......................................       195,500               11,094,625
                                                                                     --------------
                                                                                     $  108,525,959
                                                                                     --------------
Medical and Health Technology
  and Services -- 5.1%
Allscripts, Inc.* ..........................................         2,675           $       24,995
Applera Corp. -- Applied
  Biosystems Group .........................................       230,800               21,709,625
Cardinal Health, Inc. ......................................       202,500               20,174,062
Ciphergen Biosystems, Inc.* ................................         2,160                   28,620
Human Genome Sciences, Inc.* ...............................        18,800                1,303,075
Illumina Inc.* .............................................        26,090                  419,071
McKesson HBOC, Inc. ........................................       116,000                4,163,240
Medtronic, Inc. ............................................        62,700                3,785,512
Merrill Lynch HOLDRs Trust* ................................         8,500                1,447,656
Quest Diagnostics, Inc.* ...................................        74,700               10,607,400
Tenet Healthcare Corp.* ....................................       135,200                6,007,950
Wellpoint Health Networks, Inc.* ...........................        29,700                3,422,925
                                                                                     --------------
                                                                                     $   73,094,131
                                                                                     --------------
Metals and Minerals -- 0.1%
Phelps Dodge Corp. .........................................        14,600           $      814,863
                                                                                     --------------
Office Equipment
United Stationers, Inc.* ...................................         2,500           $       60,000
                                                                                     --------------
Oil Services -- 0.7%
Baker Hughes, Inc. .........................................        86,100           $    3,578,531
Burlington Resources, Inc. .................................        68,600                3,464,300
Noble Drilling Corp.* ......................................        58,300                2,532,406
                                                                                     --------------
                                                                                     $    9,575,237
                                                                                     --------------
Oils -- 1.2%
Coastal Corp. ..............................................        93,400           $    8,248,388
EOG Resources, Inc. ........................................       131,900                7,213,281
Transocean Sedco Forex, Inc. ...............................        20,000                  920,000
                                                                                     --------------
                                                                                     $   16,381,669
                                                                                     --------------
Pharmaceuticals -- 2.3%
Andrx Group* ...............................................       184,700           $   10,689,513
Medarex, Inc.* .............................................        17,100                  696,825
Millennium Pharmaceuticals, Inc.* ..........................        25,000                1,546,875
Mylan Laboratories, Inc. ...................................        27,800                  700,213
Sepracor, Inc.* ............................................       135,700               10,872,962
Watson Pharmaceuticals, Inc.* ..............................       164,300                8,410,106
                                                                                     --------------
                                                                                     $   32,916,494
                                                                                     --------------
Retail -- 1.5%
CVS Corp. ..................................................       179,100           $   10,734,806
Gap, Inc. ..................................................        53,800                1,371,900
Home Depot, Inc. ...........................................        71,800                3,280,363
RadioShack Corp. ...........................................        37,500                1,605,469
Wal-Mart Stores, Inc. ......................................        68,500                3,639,062
                                                                                     --------------
                                                                                     $   20,631,600
                                                                                     --------------
Retail and Drugstores -- 0.4%
Walgreen Co. ...............................................       126,100           $    5,272,556
                                                                                     --------------
Supermarkets -- 1.8%
Kroger Co.* ................................................       247,000           $    6,684,437
Safeway, Inc.* .............................................       297,900               18,618,750
                                                                                     --------------
                                                                                     $   25,303,187
                                                                                     --------------
Telecommunications -- 4.8%
CIENA Corp.* ...............................................       161,860           $   13,151,125
Cisco Systems, Inc.* .......................................     1,265,752               48,415,014
Corning, Inc. ..............................................        51,700                2,730,406
Emulex Corp.* ..............................................         9,700                  775,394
Powerwave Technologies, Inc.* ..............................        25,300                1,480,050
RF Micro Devices, Inc.* ....................................        60,500                1,659,969
                                                                                     --------------
                                                                                     $   68,211,958
                                                                                     --------------
Transportation
Fedex Corp.* ...............................................        15,400           $      615,384
                                                                                     --------------
Utilities -- Electric -- 6.8%
AES Corp.* .................................................       330,800           $   18,318,050
American Electric Power Company, Inc. ......................        74,300                3,454,950
Calpine Corp.* .............................................       702,600               31,660,912
Constellation Energy Group, Inc. ...........................        61,100                2,753,319
Dominion Resources, Inc. ...................................        20,700                1,386,900
DTE Energy Co. .............................................        21,400                  833,263
Duke Energy Corp. ..........................................       132,400               11,287,100
Exelon Corp. ...............................................       175,200               12,300,792
FPL Group, Inc. ............................................        28,000                2,009,000
NiSource, Inc. .............................................        22,600                  694,950
Orion Power Holdings, Inc.* ................................        35,300                  869,263
Public Service Enterprise Group ............................        76,900                3,739,262
Reliant Energy, Inc. .......................................       139,400                6,037,762
Southern Co. ...............................................        55,100                1,832,075
                                                                                     --------------
                                                                                     $   97,177,598
                                                                                     --------------


                                                                          17-EGS

Issuer                                                             Shares                 Value
U.S. Stocks -- continued
Utilities -- Gas -- 1.0%
El Paso Energy Corp. .......................................       121,600           $    8,709,600
Enron Corp. ................................................        61,100                5,078,937
                                                                                     --------------
                                                                                     $   13,788,537
                                                                                     --------------
    Total U.S. Stocks ....................................................           $1,162,083,262
                                                                                     --------------
Foreign Stocks -- 9.3%
Bermuda -- 1.3%
Ace Ltd. (Insurance) .......................................       116,000           $    4,922,750
Xl Capital Ltd. (Insurance) ................................       158,900               13,883,887
                                                                                     --------------
                                                                                     $   18,806,637
                                                                                     --------------
Brazil -- 0.1%
Empresa Brasileira de
  Aeronautica S.A., ADR
  (Aerospace and Defense) ..................................        17,100           $      679,725
                                                                                     --------------
Canada -- 0.3%
Biovail Corp. (Pharmaceuticals)* ...........................        36,900           $    1,433,196
Nortel Networks Corp.
  (Telecommunications) .....................................        88,600                2,840,737
                                                                                     --------------
                                                                                     $    4,273,933
                                                                                     --------------
Finland -- 1.7%
Nokia Corp., ADR
  (Telecommunications) .....................................       554,300           $   24,112,050
                                                                                     --------------
France -- 0.1%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .....................................        20,600           $    1,152,313
                                                                                     --------------
Israel -- 3.0%
Check Point Software
  Technologies Ltd.
  (Computer Software -- Services)* .........................       189,100           $   25,256,669
Teva Pharmaceutical Industries Ltd.
  (Pharmaceuticals) ........................................       239,800               17,565,350
                                                                                     --------------
                                                                                     $   42,822,019
                                                                                     --------------
Mexico
Grupo Aeroportuario del Sureste
  S.A. de C.V., ADR (Transportation)* ......................        22,200           $      369,075
                                                                                     --------------
Netherlands -- 1.2%
ING Groep N.V. (Financial Services)  .......................        37,300           $    2,979,585
Unilever N.V., NY Shares
  (Consumer Products) ......................................       230,400               14,500,800
                                                                                     --------------
                                                                                     $   17,480,385
                                                                                     --------------
Switzerland -- 0.6%
Leica Geosystems AG (Technology)* ..........................         1,270           $      391,878
Serono S.A., ADR (Biotechnology)* ..........................       353,220                8,455,204
                                                                                     --------------
                                                                                     $    8,847,082
                                                                                     --------------
United Kingdom -- 1.0%
ARM Holdings PLC (Electronics)* ............................        96,000           $      726,114
ARM Holdings PLC, ADR
  (Electronics)* ...........................................       126,400                2,851,900
Diageo PLC
  (Food and Beverage Products) .............................       834,100                9,351,093
Shire Pharmaceuticals Group PLC
  (Medical and Health
  Technology and Services)* ................................        14,100                  649,481
                                                                                     --------------
                                                                                     $   13,578,588
                                                                                     --------------
    Total Foreign Stocks .................................................           $  132,121,807
                                                                                     --------------
    Total Stocks (Identified Cost, $1,094,105,005) .......................           $1,294,205,069
                                                                                     --------------
Warrant
Acclaim Entertainment, Inc.*,
  (Identified Cost, $0) ....................................         1,028           $           72
                                                                                     --------------
Short-Term Obligations -- 10.7%

                                                              Principal Amount
                                                               (000 Omitted)
Bank of America, due 1/02/01 ...............................      $  7,464           $    7,464,000
Federal Home Loan Bank, due 1/02/01  .......................       110,289              110,271,384
Goldman Sachs Group LP, due 1/09/01  .......................         4,052                4,046,102
Merck & Co., Inc., due 1/03/01 .............................        20,000               19,992,722
Pitney Bowes, Inc., due 1/02/01 ............................        10,000                9,998,181
                                                                                     --------------
    Total Short-Term Obligations, at Amortized Cost ......................           $  151,772,389
                                                                                     --------------
    Total Investments
      (Identified Cost, $1,245,877,394) ..................................           $1,445,977,530
                                                                                     --------------
Other Assets,
  Less Liabilities -- (1.7)% .............................................              (24,224,610)
                                                                                     --------------
    Net Assets -- 100.0% .................................................           $1,421,752,920
                                                                                     ==============

           See portfolio footnotes and notes to financial statements.


18-EGS

Portfolio of Investments -- December 31, 2000
Global Growth Series
Stocks -- 95.3%

Issuer                                                            Shares                 Value
Foreign Stocks -- 51.5%
Australia -- 1.2%
Australia & New Zealand Banking
  Group Ltd. (Banks and Credit Cos.)* ......................      342,080            $  2,735,517
Broken Hill Proprietary Co. Ltd.
  (Mining) .................................................      210,730               2,221,395
                                                                                     ------------
                                                                                     $  4,956,912
                                                                                     ------------
Bermuda -- 0.4%
Global Crossing Ltd.
  (Telecommunications)* ....................................      125,900            $  1,801,944
                                                                                     ------------
Brazil -- 1.5%
Banco Bradesco S.A.
  (Banks and Credit Cos.) ..................................      636,787            $      2,042
Banco Bradesco S.A., Preferred
  (Banks and Credit Cos.) ..................................   16,599,840                 119,239
Banco Itau S.A.
  (Banks and Credit Cos.) ..................................    5,105,000                 484,569
Brasil Telecom Participacoes, ADR
  (Telecommunications) .....................................        1,900                 112,100
Caemi Mineracao e Metalurgica S.A.
  (Minerals) ...............................................    1,353,100                 159,678
Celular CRT Participacoes, Preferred
  (Telecommunications) .....................................          120                  38,798
Cia Brasileira de Distribuicao
  Grupo Pao de Acucar, ADR
  (Supermarkets) ...........................................       10,560                 385,440
Companhia De Bebidas Das Amers
  (Beverages) ..............................................       23,200                 597,400
Companhia Vale Rio Doce, ADR
  (Mining) .................................................        9,800                 241,325
Empresa Brasileira de
  Aeronautica S.A., ADR
  (Aerospace and Defense) ..................................       60,900               2,420,775
Petroleo Brasileiro S.A. (Oils) ............................       45,710               1,154,177
Tele Norte Celular
  Participacoes S.A., ADR
  (Cellular Telecommunications)* ...........................        2,350                  79,313
Uniao de Banco Brasiliero S.A.
  (Banks and Credit Cos.) ..................................        9,766                 287,487
                                                                                     ------------
                                                                                     $  6,082,343
                                                                                     ------------
Canada -- 1.3%
AT&T Canada, Inc.
  (Telecommunications)* ....................................       25,400            $    741,363
BCE, Inc. (Telecommunications) .............................       94,370               2,730,832
Nortel Networks Corp.
  (Telecommunications) .....................................       59,239               1,899,350
Telesystem International
  Wireless, Inc. (Telecommunications)* .....................       20,970                 107,471
                                                                                     ------------
                                                                                     $  5,479,016
                                                                                     ------------
Chile -- 0.1%
Banco De A. Edwards, ADR
  (Banks and Credit Cos.) ..................................        9,610            $    129,735
Banco Santander Chile, ADR, "A"
  (Banks and Credit Cos.) ..................................        7,020                 106,177
Banco Santiago
  (Banks and Credit Cos.) ..................................        3,120                  61,035
BBVA Banco Bhif
  (Banks and Credit Cos.) ..................................        2,700                  39,994
Compania Cervecerias Unidas S.A., ADR
  (Brewery) ................................................       11,560                 248,540
Laboratorio Chile S.A., ADR
  (Medical and Health Technology
  and Services) ............................................        2,200                  39,325
                                                                                     ------------
                                                                                     $    624,806
                                                                                     ------------
China -- 1.2%
China Mobile (Hong Kong) Ltd.
  (Telecommunications)* ....................................      572,000            $  3,124,320
China Mobile (Hong Kong) Ltd., ADR
  (Telecommunications)* ....................................       18,840                 511,035
China Petroleum + Cny (Oils) ...............................    6,306,000                 994,510
PetroChina Co. Ltd. (Oils)* ................................    3,086,000                 514,386
                                                                                     ------------
                                                                                     $  5,144,251
                                                                                     ------------
Croatia -- 0.1%
Pliva d.d. Co.
  (Medical and Health Products) ............................        4,800            $     55,680
Pliva d.d. Co., GDR
  (Medical and Health Products) ............................       14,680                 170,288
                                                                                     ------------
                                                                                     $    225,968
                                                                                     ------------
Denmark -- 0.5%
Danske Bank
  (Banks and Credit Cos.) ..................................      104,910            $  1,889,152
                                                                                     ------------
Egypt -- 0.1%
Al Ahram Beverage Co. S.A., GDR
  (Beverages)* .............................................       12,270            $    154,602
Egypt Mobile Phone
  (Telecommunications)* ....................................        9,220                 178,578
                                                                                     ------------
                                                                                     $    333,180
                                                                                     ------------
Estonia -- 0.1%
AS Eesti Telekom, GDR
  (Telecommunications) .....................................       14,600            $    227,214
                                                                                     ------------
France -- 3.8%
Alcatel Co. (Telecommunications) ...........................       41,820            $  2,375,521
Axa (Insurance) ............................................       14,510               2,098,010
Bouygues S.A. (Construction) ...............................       20,400                 924,159
Business Objects S.A., ADR
  (Computer Software -- Systems)* ..........................        5,130                 290,486
Natexis Co. (Financial Services) ...........................        6,390                 566,659
Sanofi-Synthelabo S.A.
  (Medical and Health Products)* ...........................       22,660               1,510,559
Societe Television Francaise 1
  (Entertainment) ..........................................       26,961               1,455,537
Technip S.A. (Construction) ................................       19,070               2,768,086
Total Fina Elf S.A., "B" (Oils) ............................       22,770               3,386,395
Valtech (Consulting) .......................................       26,170                 251,853
                                                                                     ------------
                                                                                     $ 15,627,265
                                                                                     ------------
Germany -- 1.9%
Fresenius AG (Medical Supplies) ............................        4,070            $  1,085,256
Fresenius AG, Preferred
  (Medical Supplies) .......................................       31,240               1,495,893
GFT Technology AG
  (Computer Software -- Services)* .........................        8,290                 328,463
Henkel KGaA, Preferred
  (Chemicals) ..............................................       10,694                 695,813


                                                                          19-GGS

Issuer                                                            Shares                 Value
Foreign Stocks -- continued
Germany -- continued
ProSieben Media AG, Preferred
  (Broadcasting) ...........................................      101,090            $  3,008,755
SAP AG, Preferred
  (Computer Software -- Systems) ...........................        8,880               1,248,948
                                                                                     ------------
                                                                                     $  7,863,128
                                                                                     ------------
Greece -- 0.4%
Commercial Bank of Greece
  (Banks and Credit Cos.) ..................................        3,900            $    190,351
Cosmote Mobile Tel
  (Telecommunications) .....................................       49,600                 404,619
Hellenic Bottling (Beverages) ..............................       19,800                 320,587
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .....................................       23,884                 356,434
Panafon S.A. (Telecommunications)* .........................       16,600                 121,692
STET Hellas Telecommunications S.A.,
  ADR (Telecommunications)* ................................       10,790                 113,295
                                                                                     ------------
                                                                                     $  1,506,978
                                                                                     ------------
Hong Kong -- 0.4%
China Airlines (Airline) ...................................      588,000            $    179,057
Cosco Pacific Ltd.
  (Commercial Services) ....................................      262,000                 203,239
Dah Sing Financial Group
  (Banks and Credit Cos.) ..................................       96,000                 518,207
Li & Fung (Apparels) .......................................      456,000                 827,315
                                                                                     ------------
                                                                                     $  1,727,818
                                                                                     ------------
Hungary -- 0.1%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ....................................       19,229            $    392,993
                                                                                     ------------
India -- 0.1%
Reliance Industries Ltd.
  (Conglomerate)## .........................................       17,170            $    278,154
Videsh Sanchar Nigam Ltd.
  (Telecommunications) .....................................       15,525                 193,092
Videsh Sanchar Nigam Ltd.
  (Telecommunications) .....................................        1,192                  14,826
                                                                                     ------------
                                                                                     $    486,072
                                                                                     ------------
Israel -- 0.9%
Bank Hapoalim
  (Banks and Credit Cos.) ..................................       67,500            $    195,936
Bank Leumi Le Israel
  (Banks and Credit Cos.) ..................................       80,500                 186,658
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .........................       22,420               2,994,471
Partner Communications Co. Ltd., ADR
  (Cellular Telephones)* ...................................       36,805                 216,229
                                                                                     ------------
                                                                                     $  3,593,294
                                                                                     ------------
Italy -- 0.6%
Banca Intesa S.p.A.
  (Financial Services) .....................................      246,840            $  1,186,602
Monte Paschi Siena
  (Banks and Credit Cos.) ..................................      315,660               1,404,809
                                                                                     ------------
                                                                                     $  2,591,411
                                                                                     ------------
Japan -- 7.8%
Canon, Inc.
  (Special Products and Services) ..........................       68,000            $  2,380,119
Chugai Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ........................................      258,000               4,289,465
Daikin Industries Ltd.
  (Consumer Goods and Services) ............................      113,000               2,175,359
Eisai Co. Ltd.
  (Medical and Health Products) ............................       28,000                 980,049
Fast Retailing Co. (Retail) ................................       23,800               4,660,868
Fujikura (Chemicals) .......................................      135,000               1,011,201
Honda Motor Co. (Automotive) ...............................       46,000               1,714,736
Keyence Corp. (Electronics) ................................        6,510               1,595,030
Mimasu Semiconductor
  Industry Co. Ltd. (Electronics) ..........................       54,100                 469,611
Murata Manufacturing Co. Ltd.
  (Electronics) ............................................        7,900                 926,321
Nitto Denko Corp.
  (Industrial Goods and Services) ..........................       29,000                 786,664
NTT DoCoMo, Inc.
  (Telecommunications) .....................................          125               2,154,795
Rohm Co. (Electronics) .....................................        3,500                 664,596
Secom Co.
  (Consumer Goods and Services) ............................       26,000               1,694,960
Shionogi & Co., Ltd.
  (Pharmaceuticals) ........................................       57,000               1,162,146
Sumitomo Electric Industries
  (Wire and Cable) .........................................      104,000               1,705,425
Sumitomo Realty & Development
  (Real Estate Management) .................................      268,000               1,348,442
Tokyo Broadcasting System, Inc.
  (Entertainment) ..........................................       46,000               1,360,518
Tokyo Gas Co. Ltd. (Gas) ...................................      415,000               1,227,424
                                                                                     ------------
                                                                                     $ 32,307,729
                                                                                     ------------
Malaysia
Petronas Gas Berhad (Oil and Gas)*##  ......................      106,000            $    179,945
                                                                                     ------------
Mexico -- 1.8%
Cemex S.A. (Construction) ..................................        5,300            $     95,731
Cifra S.A. de C.V. (Retail)* ...............................      121,007                 240,503
Fomento Economico Mexicano S.A.
  (Food and Beverage Products) .............................        3,020                  90,223
Grupo Aeroportuario del
  Sureste S.A. de C.V., ADR
  (Transportation)* ........................................      126,020               2,095,083
Grupo Continential S.A.
  (Food and Beverage Products) .............................       75,930                  82,962
Grupo Financiero Banamex Ac
  (Banks and Credit Cos.) ..................................      174,000                 286,077
Grupo Financiero Banorte S.A. de C.V.
  (Finance)* ...............................................      105,350                 142,513
Grupo Iusacell S.A. de C.V., ADR
  (Telecommunications)* ....................................       16,010                 156,098
Grupo Modelo S.A. de C.V. (Brewery) ........................      281,420                 746,744
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .........................................       11,360                 510,490
Kimberly-Clark de Mexico S.A. de C.V.
  (Forest and Paper Products) ..............................       82,330                 227,885
Nuevo Grupo Mexico (Mining) ................................       36,370                 109,753


20-GGS

Issuer                                                            Shares                 Value
Foreign Stocks -- continued
Mexico -- continued
Organiz Soriana S.A., "B" (Retail)* ........................       77,730            $    198,571
Telefonos de Mexico S.A., ADR
  (Telecommunications) .....................................       45,920               2,072,140
Tubos de Acero de Mexico S.A. (Steel) ......................       18,940                 270,842
                                                                                     ------------
                                                                                     $  7,325,615
                                                                                     ------------
Netherlands -- 6.1%
ABN Amro Holdings N.V. (Finance) ...........................       39,640            $    901,420
Akzo Nobel N.V. (Chemicals) ................................       57,660               3,096,635
Fugro N.V. (Engineering)* ..................................       12,546                 809,837
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)* ...........................       37,108               1,017,349
ING Groep N.V. (Financial Services) ........................       84,527               6,752,154
Jomed N.V.
  (Medical and Health Products) ............................       18,590               1,021,050
KPN N.V. (Telecommunications)* .............................      100,829               1,160,634
Libertel N.V.
  (Cellular Telecommunications)* ...........................       84,470                 947,741
Philips Electronics N.V. (Electronics) .....................       54,372               1,991,966
Royal Dutch Petroleum Co. (Oils) ...........................       86,310               5,288,440
Royal Dutch Petroleum Co., ADR (Oils) ......................       17,870               1,082,252
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit
  (Publishing) .............................................       19,500                 958,453
                                                                                     ------------
                                                                                     $ 25,027,931
                                                                                     ------------
Panama -- 0.1%
Banco Latinoamericano
  de Exportaciones, S.A.
  (Banks and Credit Cos.) ..................................        6,500            $    224,656
                                                                                     ------------
Philippines
Ayala Corp. (Diversified Operations)  ......................      639,000            $     98,603
Bank of Philippine Islands
  (Banks and Credit Cos.) ..................................       85,700                  99,611
                                                                                     ------------
                                                                                     $    198,214
                                                                                     ------------
Poland -- 0.2%
Polski Koncern Naftowy Orlen S.A., GDR
  (Oils)*## ................................................       42,190            $    464,090
Telekomunikacja Polska S.A., GDR
  (Telecommunications)* ....................................       30,790                 207,832
                                                                                     ------------
                                                                                     $    671,922
                                                                                     ------------
Russia -- 0.3%
AO Tatneft, ADR (Oils) .....................................       22,350            $    157,847
Lukoil Oil Co., ADR (Oils) .................................        9,890                 365,930
Mobile Telesystems
  (Telecommunications) .....................................        8,120                 194,880
Surgutneftegaz, ADR (Oils and Gas) .........................       34,030                 353,912
                                                                                     ------------
                                                                                     $  1,072,569
                                                                                     ------------
Singapore -- 1.1%
Datacraft Asia Ltd.
  (Telecommunications) .....................................      268,007            $  1,264,993
DBS Group Holdings Ltd.
  (Financial Services) .....................................      117,132               1,325,895
Oversea-Chinese Banking Corp. Ltd.
  (Banks and Credit Cos.) ..................................       50,000                 372,509
Overseas Union Bank Ltd.
  (Banks and Credit Cos.) ..................................      251,000               1,174,184
Singapore Exchange (Finance) ...............................      175,000                 131,389
Singapore Press Holdings Ltd.
  (Printing and Publishing) ................................       33,000                 487,901
                                                                                     ------------
                                                                                     $  4,756,871
                                                                                     ------------
Foreign Stocks -- continued
South Africa -- 0.6%
Anglo American Platinum Corp. Ltd.
  (Metals) .................................................        4,100            $    191,500
De Beers Centenary AG
  (Diamonds - Precious Stones) .............................       21,521                 569,188
De Beers Consolidated Mines Ltd.
  (Mining) .................................................        4,460                 119,305
Gencor (Precious Metals) ...................................       24,300                  99,616
Impala Platinum (Precious Metals) ..........................        1,900                  96,884
Investec Group Ltd
  (Commercial Banking) .....................................        6,100                 203,280
Johnic Communications (Multimedia) .........................        5,300                  90,413
Johnnic Holdings (Multimedia) ..............................        9,480                 102,798
Liberty Life Association of Africa Ltd.
  (Insurance) ..............................................       27,712                 247,363
Nedcor Ltd. (Banks and Credit Cos.)*  ......................           12                     271
Sasol Ltd. (Oils) ..........................................       47,470                 307,281
South African Breweries Ltd. (Brewery) .....................       25,840                 181,789
Standard Bank Investment
  (Commercial Banking) .....................................       40,900                 164,963
                                                                                     ------------
                                                                                     $  2,374,651
                                                                                     ------------
South Korea -- 0.5%
Housing & Commercial Bank of Korea
  (Banks and Credit Cos.) ..................................       11,140            $    253,142
Korea Telecom Corp.
  (Telecommunications)* ....................................       44,890               1,391,590
LG Chemical Ltd. (Chemicals) ...............................       16,900                 151,873
Pohang Iron & Steel Co. Ltd.
  (Construction) ...........................................        2,700                 163,539
Samsung Securities Co. Ltd. (Finance) ......................       10,400                 191,037
                                                                                     ------------
                                                                                     $  2,151,181
                                                                                     ------------
Spain -- 0.3%
Cortefiel S.A. (Retail) ....................................       63,430            $  1,054,114
Grupo Auxiliar Metal (Precious Metals) .....................        1,320                  31,727
                                                                                     ------------
                                                                                     $  1,085,841
                                                                                     ------------
Sweden -- 0.7%
Saab AB, "B" (Aerospace) ...................................      304,858            $  2,520,556
Scandinavia Online Co. (Internet)* .........................       14,100                  47,080
Tele1 Europe Holdings AB
  (Telecommunications)* ....................................       47,300                 228,127
                                                                                     ------------
                                                                                     $  2,795,763
                                                                                     ------------
Switzerland -- 4.9%
Julius Baer Holdings
  (Banks and Credit Cos.) ..................................          202            $  1,105,739
Leica Geosystems AG (Technology) * .........................        4,360               1,345,347
Nestle S.A.
  (Food and Beverage Products) .............................          945               2,204,456
Novartis AG
  (Medical and Health Products) ............................        5,140               9,087,941
Syngenta AG (Chemicals)* ...................................       48,248               2,590,457
Synthes-Stratec, Inc.
  (Medical and Health Products)* ...........................        5,540               4,082,980
                                                                                     ------------
                                                                                     $ 20,416,920
                                                                                     ------------
Taiwan -- 0.3%
Acer, Inc., GDR
  (Computer Software -- Systems)* ..........................       71,605            $    161,111
Advanced Semiconductor Engineering
  (Semiconductor Equipment) ................................       46,161                 141,368
Ritek Corp.
  (Computer -- Software Systems)*## ........................       24,225                  70,253


                                                                          21-GGS

Issuer                                                           Shares                  Value
Foreign Stocks -- continued
Taiwan -- continued
Taipei Fund (Finance)* .....................................          107            $    521,304
Taiwan Semiconductor
  Manufacturing Co. Ltd., ADR
  (Electronics) ............................................       17,921                 309,137
                                                                                     ------------
                                                                                     $  1,203,173
                                                                                     ------------
Thailand -- 0.2%
BEC World Public Co. Ltd. (Television) .....................       56,900            $    283,516
BEC World Public Co. Ltd. (Television) .....................        4,500                  20,761
PTT Explortion and Production (Oils)  ......................      144,500                 336,667
                                                                                     ------------
                                                                                     $    640,944
                                                                                     ------------
Turkey -- 0.1%
Akbank T.A.S. (Banks and Credit Cos.) ......................   21,253,100            $    134,855
Anadolu Efes (Beverages) ...................................    4,419,600                 214,447
Turkiye Garanti Bankasi
  (Banks and Credit Cos.)* .................................   33,757,920                 189,000
Yapi ve Kredi Bankasi
  (Banks and Credit Cos.) ..................................   18,639,500                  96,008
                                                                                     ------------
                                                                                     $    634,310
                                                                                     ------------
United Kingdom -- 11.8%
Antofagasta Holdings PLC (Minerals) ........................       13,050            $     85,831
AstraZeneca Group PLC
  (Medical and Health Products) ............................       27,480               1,386,352
Bank of Scotland
  (Banks and Credit Cos.) ..................................      128,300               1,343,438
BP Amoco PLC, ADR (Oils) ...................................       76,688               3,671,438
British Telecommunications PLC
  (Telecommunications)* ....................................      132,621               1,133,943
Capital Radio PLC (Broadcasting) ...........................       23,060                 413,641
CGNU PLC (Insurance)* ......................................      131,776               2,131,310
COLT Telecom Group PLC
  (Telecommunications)* ....................................       39,580                 851,964
Diageo PLC
  (Food and Beverage Products) .............................      274,514               3,077,576
HSBC Holdings PLC
  (Banks and Credit Cos.)* .................................      381,780               5,621,243
HSBC Holdings PLC,
  (Banks and Credit Cos.) ..................................      376,287               5,596,637
Next PLC (Retail) ..........................................      193,006               2,322,468
Old Mutual (Insurance) .....................................      175,640                 435,827
Reed International (Publishing) ............................      129,820               1,358,384
Reuters Group PLC
  (Business Services) ......................................      138,230               2,341,074
Royal Bank of Scotland PLC
  (Banks and Credit Cos.)* .................................      112,963               2,671,318
Standard Chartered PLC
  (Banks and Credit Cos.)* .................................      253,000               3,647,588
Vodafone Group PLC, ADR
  (Telecommunications) .....................................       15,817                 566,446
Vodafone Group PLC, ADR
  (Telecommunications)* ....................................    2,295,395               8,423,487
Voicestream Wireless Corp.*
  (Telecommunications) .....................................       17,900               1,801,188
                                                                                     ------------
                                                                                     $ 48,881,153
                                                                                     ------------
    Total Foreign Stocks ................................................            $212,503,133
                                                                                     ------------
U.S. Stocks -- 43.8%
Aerospace -- 0.9%
United Technologies Corp. ..................................       47,650            $  3,746,481
                                                                                     ------------
Automotive -- 0.3%
Harley-Davidson, Inc. ......................................       31,680            $  1,259,280
                                                                                     ------------
Banks and Credit Companies -- 0.8%
Chase Manhattan Corp. ......................................       26,320            $  1,195,915
Providian Financial Corp. ..................................       33,760               1,941,200
                                                                                     ------------
                                                                                     $  3,137,115
                                                                                     ------------
Biotechnology -- 1.9%
Abbott Laboratories, Inc. ..................................       42,400            $  2,053,750
Pharmacia Corp. ............................................       93,007               5,673,427
                                                                                     ------------
                                                                                     $  7,727,177
                                                                                     ------------
Business Machines -- 1.5%
Affiliated Computer Services, Inc., "A"* ...................       42,640            $  2,587,715
International Business Machines Corp. ......................       19,800               1,683,000
Sun Microsystems, Inc.* ....................................       37,560               1,046,985
Texas Instruments, Inc. ....................................       22,500               1,065,937
                                                                                     ------------
                                                                                     $  6,383,637
                                                                                     ------------
Business Services -- 3.1%
Automatic Data Processing, Inc. ............................       11,300            $    715,431
BEA Systems, Inc.* .........................................       21,040               1,416,255
BISYS Group, Inc.* .........................................       45,060               2,348,752
Computer Sciences Corp.* ...................................       35,060               2,107,983
DST Systems, Inc.* .........................................       19,720               1,321,240
First Data Corp. ...........................................       42,500               2,239,219
Fiserv, Inc.* ..............................................       20,790                 986,226
Nextel Partners, Inc. ......................................       34,860                 586,084
VeriSign, Inc.* ............................................       15,085               1,119,118
                                                                                     ------------
                                                                                     $ 12,840,308
                                                                                     ------------
Cellular Telephones -- 0.7%
Powertel, Inc.* ............................................       22,720            $  1,407,220
Sprint Corp. (PCS Group)* ..................................       81,270               1,660,956
                                                                                     ------------
                                                                                     $  3,068,176
                                                                                     ------------
Computer Hardware -- Systems -- 0.3%
Compaq Computer Corp. ......................................       91,560            $  1,377,978
                                                                                     ------------
Computer Software -- Personal
  Computers -- 1.0%
Mercury Interactive Corp.* .................................        6,300            $    568,575
Microsoft Corp.* ...........................................       82,940               3,597,522
                                                                                     ------------
                                                                                     $  4,166,097
                                                                                     ------------
Computer Software -- Services -- 1.2%
Art Technology Group, Inc.* ................................        8,200            $    250,613
CacheFlow, Inc.* ...........................................       13,900                 237,169
EMC Corp.* .................................................       46,000               3,059,000
Internet Security Systems, Inc.* ...........................       15,800               1,239,312
                                                                                     ------------
                                                                                     $  4,786,094
                                                                                     ------------
Computer Software -- Systems -- 2.5%
Ariba, Inc.* ...............................................        5,000            $    268,125
Cadence Design Systems, Inc.* ..............................       51,560               1,417,900
Comverse Technology, Inc.* .................................       22,130               2,403,871
E.piphany, Inc.* ...........................................       20,580               1,110,034
Extreme Networks, Inc.* ....................................        6,000                 234,750
I2 Technologies, Inc.* .....................................       11,020                 599,213
Oracle Corp.* ..............................................       82,969               2,411,280
Rational Software Corp.* ...................................       33,400               1,300,512
VERITAS Software Corp.* ....................................        8,120                 710,500
                                                                                     ------------
                                                                                     $ 10,456,185
                                                                                     ------------
Conglomerates -- 1.7%
Tyco International Ltd. ....................................      126,700            $  7,031,850
                                                                                     ------------
Electrical Equipment -- 0.8%
General Electric Co. .......................................       51,860            $  2,486,039
QLogic Corp.* ..............................................       10,300                 793,100
                                                                                     ------------
                                                                                     $  3,279,139
                                                                                     ------------


22-GGS

Issuer                                                            Shares                 Value
U.S. Stocks -- continued
Electronics -- 0.9%
Analog Devices, Inc.* ......................................       17,100            $    875,306
Applied Micro Circuits Corp.* ..............................       20,300               1,523,452
Flextronics International Ltd.* ............................       39,240               1,118,340
                                                                                     ------------
                                                                                     $  3,517,098
                                                                                     ------------
Energy -- 0.3%
Dynegy, Inc. ...............................................       22,000            $  1,233,375
                                                                                     ------------
Entertainment -- 1.0%
Clear Channel Communications, Inc.* ........................       23,600            $  1,143,125
Gemstar-TV Guide International, Inc.* ......................        8,100                 373,613
Univision Communications, Inc., "A"*  ......................       15,400                 630,437
USA Networks, Inc.* ........................................       72,910               1,417,188
Viacom, Inc., "B"* .........................................       10,100                 472,175
                                                                                     ------------
                                                                                     $  4,036,538
                                                                                     ------------
Financial Institutions -- 2.8%
Citigroup, Inc. ............................................       60,862            $  3,107,766
FleetBoston Financial Corp. ................................       27,500               1,032,969
Freddie Mac ................................................       49,100               3,381,763
Merrill Lynch & Co., Inc. ..................................       21,440               1,461,940
State Street Corp. .........................................       21,140               2,625,799
                                                                                     ------------
                                                                                     $ 11,610,237
                                                                                     ------------
Insurance -- 2.7%
AFLAC, Inc. ................................................       41,000            $  2,959,688
American International Group, Inc. .........................       30,600               3,016,012
Hartford Financial Services Group, Inc. ....................       21,610               1,526,206
St. Paul Cos., Inc. ........................................       33,300               1,808,606
UnumProvident Corp. ........................................       75,600               2,031,750
                                                                                     ------------
                                                                                     $ 11,342,262
                                                                                     ------------
Internet -- 0.5%
CNET Networks, Inc.* .......................................       46,900            $    750,400
VIA Net.Works, Inc.* .......................................       53,250                 203,016
XO Communications, Inc. ....................................       68,320               1,216,950
                                                                                     ------------
                                                                                     $  2,170,366
                                                                                     ------------
Machinery -- 0.2%
W.W. Grainger, Inc. ........................................       24,210            $    883,665
                                                                                     ------------
Medical and Health Products -- 2.5%
Alza Corp.* ................................................       21,840            $    928,200
American Home Products Corp. ...............................       51,010               3,241,685
Bristol-Myers Squibb Co. ...................................       52,070               3,849,926
Pfizer, Inc. ...............................................       46,020               2,116,920
                                                                                     ------------
                                                                                     $ 10,136,731
                                                                                     ------------
Medical and Health Technology
  and Services -- 0.3%
Applera Corp. - Applied Biosystems Group ...................       11,100            $  1,044,094
Discovery Partners International* ..........................           60                     727
                                                                                     ------------
                                                                                     $  1,044,821
                                                                                     ------------
Oil Services -- 1.8%
Baker Hughes, Inc. .........................................       39,050            $  1,623,016
Global Marine, Inc.* .......................................       46,980               1,333,058
Halliburton Co. ............................................       28,000               1,015,000
Noble Drilling Corp.* ......................................       28,640               1,244,050
Weatherford International, Inc.* ...........................       48,450               2,289,262
                                                                                     ------------
                                                                                     $  7,504,386
                                                                                     ------------
Oils -- 1.7%
Conoco, Inc. ...............................................       67,510            $  1,953,571
Grant Pride Co., Inc.* .....................................       53,440               1,172,340
Santa Fe International Corp. ...............................       84,090               2,696,135
Transocean Sedco Forex, Inc. ...............................       27,790               1,278,340
                                                                                     ------------
                                                                                     $  7,100,386
                                                                                     ------------
Pharmaceuticals -- 0.1%
ICN Pharmaceuticals, Inc. ..................................       13,600            $    417,350
                                                                                     ------------
Retail -- 2.5%
BJ's Wholesale Club, Inc.* .................................       39,620            $  1,520,418
CVS Corp. ..................................................       80,190               4,806,388
Gap, Inc. ..................................................       26,200                 668,100
RadioShack Corp. ...........................................       38,580               1,651,706
Wal-Mart Stores, Inc. ......................................       31,890               1,694,156
                                                                                     ------------
                                                                                     $ 10,340,768
                                                                                     ------------
Supermarkets -- 1.9%
Kroger Co.* ................................................      110,910            $  3,001,502
Safeway, Inc.* .............................................       75,480               4,717,500
                                                                                     ------------
                                                                                     $  7,719,002
                                                                                     ------------
Telecommunications -- 6.8%
ADC Telecommunications, Inc. * .............................       60,610            $  1,098,556
Allegiance Telecom, Inc.* ..................................       47,220               1,051,383
Alltel Corp. ...............................................       26,690               1,666,457
American Tower Corp., "A"* .................................       60,140               2,277,802
AT&T Corp., "A"* ...........................................      120,140               1,629,399
Cabletron Systems, Inc.* ...................................       41,740                 628,709
CIENA Corp.* ...............................................       15,880               1,290,250
Cisco Systems, Inc.* .......................................      143,250               5,479,312
Corning, Inc. ..............................................       71,850               3,794,578
EchoStar Communications Corp.* .............................       73,200               1,665,300
Emulex Corp.* ..............................................        3,800                 303,763
Metromedia Fiber Network, Inc., "A"*  ......................      103,260               1,045,508
NEXTEL Communications, Inc.* ...............................        4,400                 108,900
NTL, Inc.* .................................................       64,536               1,544,830
Powerwave Technologies, Inc.* ..............................       19,310               1,129,635
Qwest Communications
  International, Inc.* .....................................       47,400               1,943,400
Scientific-Atlanta, Inc. ...................................        9,700                 315,856
Tekelec Co.* ...............................................       29,400                 882,000
UTStarcom, Inc.* ...........................................          760                  11,780
                                                                                     ------------
                                                                                     $ 27,867,418
                                                                                     ------------
Telecommunications and Cable -- 0.3%
Comcast Corp., "A"* ........................................       30,050            $  1,254,588
                                                                                     ------------
Utilities -- Electric -- 0.8%
AES Corp.* .................................................       44,000            $  2,436,500
Calpine Corp.* .............................................       19,700                 887,731
                                                                                     ------------
                                                                                     $  3,324,231
                                                                                     ------------
    Total U.S. Stocks ...................................................            $180,762,739
                                                                                     ------------
    Total Stocks (Identified Cost, $409,291,150) ........................            $393,265,872
                                                                                     ------------
Warrant
Acclaim Entertainment, Inc.*
  (Identified Cost, $0) ....................................          771            $         54
                                                                                     ------------
Short-Term Obligation -- 0.1%

                                                              Principal Amount
                                                                (000 Omitted)
Goldman Sachs Group LP,
  due 1/09/01, at Amortized Cost ...........................         $511            $    510,256
                                                                                     ------------


                                                                          23-GGS

Repurchase Agreements -- 4.2%

                                                             Principal Amount
Issuer                                                         (000 Omitted)             Value
Goldman Sachs, dated 12/29/00,
  due 1/2/01, total to be received
  $17,161,290 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost ........................................      $17,149            $ 17,149,000
Merrill Lynch, dated 12/29/00,
  due 1/2/01, total to be received
  $12,008 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly
  traded account), at cost .................................           12                  12,000
                                                                                     ------------
    Total Repurchase Agreements, at Cost ................................            $ 17,161,000
                                                                                     ------------
    Total Investments
      (Identified Cost, $426,962,406) ...................................            $410,937,182
                                                                                     ------------
Other Assets,
  Less Liabilities -- 0.4% ..............................................               1,609,551
                                                                                     ------------
    Net Assets -- 100.0% ................................................            $412,546,733
                                                                                     ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 2000
Global Telecommunications Series
Stocks -- 88.9%

Issuer                                                              Shares              Value
U.S. Stocks -- 75.4%
Business Machines -- 2.4%
Affiliated Computer Services, Inc., "A"* ...................          250            $   15,172
Sun Microsystems, Inc.* ....................................          410                11,428
Texas Instruments, Inc. ....................................          210                 9,949
                                                                                     ----------
                                                                                     $   36,549
                                                                                     ----------
Business Services -- 5.7%
BEA Systems, Inc.* .........................................          250            $   16,828
Computer Sciences Corp.* ...................................          450                27,056
Nextel Partners, Inc.* .....................................          960                16,140
VeriSign, Inc.* ............................................          380                28,192
                                                                                     ----------
                                                                                     $   88,216
                                                                                     ----------
Cellular Telephones -- 4.3%
Sprint Corp. (PCS Group)* ..................................        1,100            $   22,481
Triton PCS Holdings, Inc.* .................................          770                26,132
Voicestream Wireless Corp.* ................................          180                18,113
                                                                                     ----------
                                                                                     $   66,726
                                                                                     ----------
Communication Services -- 1.8%
SBA Communications Corp.* ..................................          670            $   27,512
                                                                                     ----------
Computer Hardware -- Systems -- 0.7%
Compaq Computer Corp. ......................................          750            $   11,287
                                                                                     ----------
Computer Software -- Personal
  Computers -- 1.0%
Mercury Interactive Corp.* .................................          170            $   15,343
                                                                                     ----------
Computer Software -- Services -- 7.0%
Art Technology Group, Inc.* ................................          178            $    5,440
CacheFlow, Inc.* ...........................................          120                 2,048
EMC Corp.* .................................................          670                44,555
Internet Security Systems, Inc.* ...........................          250                19,609
Netegrity, Inc.* ...........................................          390                21,206
Portal Software, Inc.* .....................................          200                 1,569
Precise Software Solutions Ltd.* ...........................          390                 9,652
TIBCO Software, Inc.* ......................................           80                 3,835
                                                                                     ----------
                                                                                     $  107,914
                                                                                     ----------
Computer Software -- Systems -- 9.5%
Ariba, Inc.* ...............................................           80            $    4,290
Comverse Technology, Inc.* .................................          370                40,191
Digex, Inc.* ...............................................          300                 6,750
E.piphany, Inc.* ...........................................          315                16,990
Extreme Networks, Inc.* ....................................          360                14,085
Foundry Networks, Inc.* ....................................          100                 1,500
I2 Technologies, Inc.* .....................................          290                15,769
Rational Software Corp.* ...................................          650                25,310
VERITAS Software Corp.* ....................................          250                21,875
                                                                                     ----------
                                                                                     $  146,760
                                                                                     ----------
Electrical Equipment -- 0.9%
QLogic Corp.* ..............................................          190            $   14,630
                                                                                     ----------
Electronics -- 1.3%
Analog Devices, Inc.* ......................................          160            $    8,190
Applied Micro Circuits Corp.* ..............................          160                12,008
                                                                                     ----------
                                                                                     $   20,198
                                                                                     ----------
Entertainment -- 3.2%
Clear Channel Communications, Inc.* ........................          200            $    9,687
Gemstar-TV Guide International, Inc.* ......................           70                 3,229
Univision Communications, Inc., "A"*  ......................          100                 4,094
USA Networks, Inc.* ........................................          800                15,550
Viacom, Inc., "B"* .........................................          350                16,362
                                                                                     ----------
                                                                                     $   48,922
                                                                                     ----------


24-GTS

Issuer                                                              Shares              Value
U.S. Stocks -- continued
Internet -- 3.1%
Akamai Technologies, Inc.* .................................          450            $    9,478
CNET Networks, Inc.* .......................................          950                15,200
XO Communications, Inc.* ...................................        1,290                22,978
                                                                                     ----------
                                                                                     $   47,656
                                                                                     ----------
Telecommunications -- 34.5%
ADC Telecommunications, Inc. * .............................        1,110            $   20,119
Allegiance Telecom, Inc.* ..................................          810                18,035
Alltel Corp. ...............................................          550                34,341
American Tower Corp., "A"* .................................          710                26,891
AT&T Corp., "A"* ...........................................          620                 8,409
BroadWing, Inc.* ...........................................          990                22,584
Cabletron Systems, Inc.* ...................................        1,030                15,514
CIENA Corp.* ...............................................          390                31,688
Cisco Systems, Inc.* .......................................        1,350                51,637
Corning, Inc. ..............................................          830                43,834
EchoStar Communications Corp.* .............................          715                16,266
Emulex Corp.* ..............................................          270                21,583
Metromedia Fiber Network, Inc., "A"*  ......................        2,180                22,073
Netro Corp.* ...............................................          800                 5,550
NTL, Inc.* .................................................          660                15,799
Pinnacle Holdings, Inc.* ...................................          220                 1,994
Powerwave Technologies, Inc.* ..............................          530                31,005
Qwest Communications
  International, Inc.* .....................................          930                38,130
Scientific-Atlanta, Inc. ...................................           90                 2,931
Tekelec Co.* ...............................................          580                17,400
Time Warner Telecom, Inc.* .................................          650                41,234
UnitedGlobalCom, Inc.* .....................................           30                   409
Verizon Communications .....................................          760                38,095
Winstar Communications, Inc.* ..............................          780                 9,116
                                                                                     ----------
                                                                                     $  534,637
                                                                                     ----------
    Total U.S. Stocks ...................................................            $1,166,350
                                                                                     ----------
Foreign Stocks -- 13.5%
Australia -- 1.3%
Cable & Wireless Optus Ltd.
  (Telecommunications) .....................................        9,820            $   20,315
                                                                                     ----------
Bermuda -- 2.9%
Global Crossing Ltd.
  (Telecommunications)* ....................................        1,480            $   21,182
Tycom Ltd. (Telecommunications)* ...........................        1,040                23,270
                                                                                     ----------
                                                                                     $   44,452
                                                                                     ----------
Canada -- 1.1%
Nortel Networks Corp.
  (Telecommunications) .....................................          480            $   15,390
Telesystem International Wireless, Inc.
  (Telecommunications)* ....................................          360                 1,845
                                                                                     ----------
                                                                                     $   17,235
                                                                                     ----------
China -- 1.6%
China Mobile Ltd. (Telecommunications)* ....................        4,500            $   24,579
                                                                                     ----------
Israel -- 2.4%
Check Point Software Technologies Ltd.
  (Computer Software - Services)* ..........................          220            $   29,384
Partner Communications Co. Ltd., ADR
  (Cellular Telephones)* ...................................        1,350                 7,931
                                                                                     ----------
                                                                                     $   37,315
                                                                                     ----------
Netherlands -- 1.2%
Completel Europe N.V.
  (Telecommunications)* ....................................        1,740            $    5,996
Libertel N.V.
  (Cellular Telecommunications)* ...........................        1,050                11,781
United Pan-Europe Communications N.V.
  (Telecommunications and Cable)* ..........................          140                 1,430
                                                                                     ----------
                                                                                     $   19,207
                                                                                     ----------
Sweden -- 0.5%
Tele1 Europe Holdings AB
  (Telecommunications)* ....................................        1,530            $    7,379
                                                                                     ----------
United Kingdom -- 2.5%
COLT Telecom Group PLC
  (Telecommunications)* ....................................          120            $    2,583
Energis PLC
  (Telecommunications)* ....................................          290                 1,951
Vodafone Group PLC
  (Telecommunications)* ....................................        9,350                34,312
                                                                                     ----------
                                                                                     $   38,846
                                                                                     ----------
    Total Foreign Stocks ................................................            $  209,328
                                                                                     ----------
    Total Stocks (Identified Cost, $1,680,458) ..........................            $1,375,678
                                                                                     ----------
Repurchase Agreement -- 19.8%

                                                              Principal Amount
                                                                (000 Omitted)
Goldman Sachs, dated 12/29/00,
  due 1/02/01, total to be received
  $306,219 (secured by various
  U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at cost .................................         $306            $  306,000
                                                                                     ----------
    Total Investments
      (Identified Cost, $1,986,458) .....................................            $1,681,678
                                                                                     ----------
Other Assets,
  Less Liabilities -- (8.7)% ............................................              (134,289)
                                                                                     ----------
    Net Assets -- 100.0% ................................................            $1,547,389
                                                                                     ==========

           See portfolio footnotes and notes to financial statements.


                                                                          25-GTS

Portfolio of Investments -- December 31, 2000
Managed Sectors Series
Stocks -- 93.8%

Issuer                                                            Shares                 Value
Auto and Housing -- 0.2%
D.R.Horton Inc. ............................................       34,300            $    838,206
Toll Brothers Inc.* ........................................       11,400                 465,975
                                                                                     ------------
                                                                                     $  1,304,181
                                                                                     ------------
Basic Materials -- 1.9%
Ecolab Inc. ................................................       36,600            $  1,580,663
Minnesota Mining & Manufacturing Co. .......................       43,200               5,205,600
Phelps Dodge Corp. .........................................       16,500                 920,906
Potash Corporation of Saskatchewan
  Inc. (Canada) ............................................       16,000               1,253,000
Sigma-Aldrich Corp. ........................................       17,500                 687,969
Stillwater Mining Co.* .....................................       30,200               1,188,370
                                                                                     ------------
                                                                                     $ 10,836,508
                                                                                     ------------
Consumer Staples -- 9.6%
Anheuser-Busch Cos., Inc. ..................................       70,400            $  3,203,200
Archer-Daniels-Midland Co. .................................      117,000               1,755,000
Coca-Cola Enterprises, Inc. ................................      109,600               2,082,400
Conagra, Inc. ..............................................       69,400               1,804,400
Coors (Adolph) Co. .........................................       25,100               2,015,844
Diageo PLC (United Kingdom)* ...............................      326,000               3,654,785
General Mills, Inc. ........................................       56,500               2,517,781
Gillette Co. ...............................................       14,600                 527,425
Heinz (H.J.) Co. ...........................................       36,300               1,721,981
Hershey Foods Corp. ........................................       46,500               2,993,437
Kimberly-Clark Corp. .......................................       40,200               2,841,738
PepsiCo., Inc. .............................................       48,700               2,413,694
Performance Food Group, Co.* ...............................       26,000               1,332,906
Philip Morris Cos., Inc. ...................................      137,600               6,054,400
Procter & Gamble Co. .......................................        3,700                 290,219
Quaker Oats Co. ............................................       27,100               2,638,863
Sara Lee Corp. .............................................      112,200               2,755,912
Sysco Corp. ................................................      126,100               3,783,000
The Pepsi Bottling Group, Inc. .............................       30,900               1,234,069
Unilever N.V., NY Shares (Netherlands) .....................       89,800               5,651,787
Wrigley, (WM) Junior Co. ...................................       27,000               2,586,938
                                                                                     ------------
                                                                                     $ 53,859,779
                                                                                     ------------
Energy -- 0.8%
Baker Hughes, Inc. .........................................       34,000            $  1,413,125
Burlington Resources, Inc. .................................       39,500               1,994,750
EOG Resources, Inc. ........................................       12,400                 678,125
Noble Drilling Corp.* ......................................        8,100                 351,844
Transocean Sedco Forex, Inc. ...............................        6,200                 285,200
                                                                                     ------------
                                                                                     $  4,723,044
                                                                                     ------------
Financial Services -- 22.9%
Ace Ltd. (Bermuda) .........................................       76,400            $  3,242,225
AFLAC, Inc. ................................................      125,800               9,081,187
Allstate Corp. .............................................       52,200               2,273,962
American International Group, Inc. .........................      125,500              12,369,594
BB&T Corp. .................................................       76,300               2,846,944
Bear Stearns Cos., Inc. ....................................        1,200                  60,825
Capital One Financial Corp. ................................          600                  39,488
Charter One Financial, Inc. ................................       41,300               1,192,538
Chubb Corp. ................................................       33,200               2,871,800
Citigroup, Inc. ............................................      105,033               5,363,248
Comerica, Inc. .............................................       53,200               3,158,750
Everest Reinsurance Group Ltd. .............................        4,600                 329,475
Federal National Mortgage Assn .............................      115,300              10,002,275
Fifth Third Bancorp ........................................       29,300               1,750,675
Freddie Mac ................................................      133,700               9,208,587
Gallagher (Arthur J.) & Co. ................................       65,900               4,192,887
Golden State Bancorp Inc. ..................................       26,400                 829,950
Golden West Financial Corp. ................................      106,200               7,168,500
Goldman Sachs Group, Inc. ..................................          700                  74,856
Hartford Financial Services Group, Inc. ....................       11,500                 812,188
Household International, Inc. ..............................       33,200               1,826,000
ING Groep N.V. (Netherlands) ...............................       14,600               1,166,272
John Hancock Financial Services, Inc. ......................       23,700                 891,713
Lehman Brothers Holdings, Inc. .............................        1,100                  74,388
Mellon Financial Corp. .....................................       82,100               4,038,294
Merrill Lynch & Co., Inc. ..................................       48,000               3,273,000
Morgan Stanley Dean Witter & Co. ...........................          400                  31,700
National City Corp. ........................................       57,800               1,661,750
Northern Trust Corp. .......................................       37,200               3,034,125
Partner Re Holdings ........................................        5,500                 335,500
PNC Financial Services Group Co. ...........................       65,500               4,785,594
Renaissancere Holdings .....................................        7,300                 571,681
Southtrust Corp. ...........................................       24,300                 988,706
St. Paul Cos., Inc. ........................................       74,800               4,062,575
State Street Corp. .........................................        2,800                 347,788
Synovus Financial Corp. ....................................       86,300               2,324,706
UnumProvident Corp. ........................................       66,700               1,792,562
USA Education, Inc. ........................................       63,700               4,331,600
Washington Mutual, Inc. ....................................      108,400               5,751,975
Wells Fargo Co. ............................................       73,100               4,070,756
Xl Capital Ltd. (Bermuda) ..................................       66,300               5,792,962
                                                                                     ------------
                                                                                     $128,023,601
                                                                                     ------------
Healthcare -- 26.1%
Abbott Laboratories, Inc. ..................................       72,900            $  3,531,094
Abgenix, Inc.*++ ...........................................       24,900               1,470,656
Albany Molecular Research, Inc.* ...........................        1,100                  67,788
Allergan, Inc. .............................................       48,700               4,714,769
Alza Corp.* ................................................      176,700               7,509,750
American Home Products Corp. ...............................       15,700                 997,735
AmeriSource Health Corp., "A"* .............................       17,600                 888,800
Andrx Group* ...............................................       65,300               3,779,237
Applera Corp. -- Applied Biosystems
  Group ....................................................       92,700               8,719,594
Biomet, Inc. ...............................................       27,900               1,107,281
Biovail Corp. (Canada)* ....................................       74,800               2,905,232
Bristol-Myers Squibb Co. ...................................      101,300               7,489,869
Cardinal Health, Inc. ......................................       80,700               8,039,737
Cerner Corp.* ..............................................        5,900                 272,875
CIGNA Corp. ................................................       17,700               2,341,710
Ciphergen Biosystems, Inc.* ................................          390                   5,168
Davita, Inc.* ..............................................       56,400                 965,850
Eli Lilly & Co. ............................................       20,700               1,926,394
Forest Laboratories, Inc.* .................................        9,800               1,302,175
Genentech, Inc.* ...........................................       70,400               5,737,600
HCA-The Healthcare Co. .....................................      140,600               6,187,806
Health Management Associates,
  Inc., "A"* ...............................................       41,200                 854,900
Human Genome Sciences, Inc.* ...............................        3,200                 221,800
IDEC Pharmaceuticals Corp.* ................................        5,100                 966,769
Illumina Inc.* .............................................       58,450                 938,853
Immunex Corp.* .............................................       71,900               2,920,937
Johnson & Johnson Co. ......................................       29,000               3,046,812
Laboratory Corporation of America
  Holdings* ................................................       19,200               3,379,200
McKesson HBOC, Inc. ........................................       85,900               3,082,951
Medarex, Inc.* .............................................        6,400                 260,800
Medtronic, Inc. ............................................       28,700               1,732,762
Merck & Co., Inc. ..........................................       48,100               4,503,362
Merrill Lynch Biotech Holding Company
  Depository Receipts ......................................          300                  51,094
Millennium Pharmaceuticals, Inc.* ..........................        9,900                 612,563
Mylan Laboratories, Inc. ...................................       10,300                 259,431
Pfizer, Inc. ...............................................      172,200               7,921,200


26-MSS

Issuer                                                            Shares                 Value
Healthcare -- continued
Pharmacia Corp. ............................................       62,200            $  3,794,200
Quest Diagnostics, Inc.* ...................................       42,300               6,006,600
Schering Plough Corp. ......................................       85,700               4,863,475
Sepracor, Inc.* ............................................       24,200               1,939,025
Serono S.A., ADR (Switzerland)* ............................      212,400               5,084,325
Shire Pharmaceuticals Group PLC
  (United Kingdom)* ........................................          600                  27,638
Specialty Laboratories Inc.* ...............................       36,300               1,202,438
Stryker Corp. ..............................................       19,300                 976,387
Tenet Healthcare Corp.* ....................................       64,200               2,852,887
Teva Pharmaceutical Industries Ltd.
  (Israel) .................................................      128,500               9,412,625
Thermo Electron Corp.* .....................................       39,400               1,172,150
Waters Corp.* ..............................................       58,200               4,859,700
Watson Pharmaceuticals, Inc.* ..............................       25,700               1,315,519
Wellpoint Health Networks, Inc.* ...........................        6,300                 726,075
Community Health Care* .....................................       22,800                 798,000
                                                                                     ------------
                                                                                     $145,745,598
                                                                                     ------------
Industrial Goods & Services -- 4.0%
Boeing Co. .................................................       51,300            $  3,385,800
Caterpillar, Inc. ..........................................       52,900               2,502,831
Danaher Corp. ..............................................       13,600                 929,900
Deere & Co., Inc. ..........................................       23,800               1,090,338
Empresa Brasileira de Aeronautica S.A.,
  ADR (Brazil) .............................................          200                   7,950
General Dynamics Corp. .....................................       56,800               4,430,400
Leica Geosystems AG (Switzerland) * ........................          690                 212,910
United Technologies Corp. ..................................      121,600               9,560,800
                                                                                     ------------
                                                                                     $ 22,120,929
                                                                                     ------------
Leisure -- 0.4%
Clear Channel Communications, Inc.* ........................       13,300            $    644,219
New York Times Co. .........................................       26,600               1,065,662
Viacom, Inc., "B"* .........................................        6,100                 285,175
                                                                                     ------------
                                                                                     $  1,995,056
                                                                                     ------------
Retail -- 4.2%
American Eagle Outfitters Inc.* ............................       11,500            $    485,875
CVS Corp. ..................................................       89,100               5,340,431
Gap, Inc. ..................................................       19,000                 484,500
Home Depot, Inc. ...........................................       28,000               1,279,250
Kroger Co.* ................................................      140,500               3,802,281
Nike, Inc., "B" ............................................       19,500               1,088,344
RadioShack Corp. ...........................................          600                  25,688
Safeway, Inc.* .............................................      117,100               7,318,750
Target Corp. ...............................................       17,300                 557,925
Wal-Mart Stores, Inc. ......................................       26,700               1,418,438
Walgreen Co. ...............................................       43,700               1,827,206
                                                                                     ------------
                                                                                     $ 23,628,688
                                                                                     ------------
Technology -- 12.7%
Agilent Technologies, Inc.* ................................       31,800            $  1,741,050
Alcatel Alsthom Compagnie, ADR
  (France) .................................................        8,000                 447,500
ARM Holdings PLC, ADR
  (United Kingdom)* ........................................        2,200                  49,638
BEA Systems, Inc.* .........................................       29,500               1,985,719
Check Point Software Technologies Ltd.
  (Israel)* ................................................       60,400               8,067,175
CIENA Corp.* ...............................................       63,300               5,143,125
Cisco Systems, Inc.* .......................................       64,300               2,459,475
Computer Network Technology Corp.* .........................       26,000                 749,125
Comverse Technology, Inc.* .................................       53,000               5,757,125
Corning, Inc. ..............................................       20,500               1,082,656
EMC Corp.* .................................................      120,400               8,006,600
Emulex Corp.* ..............................................        3,800                 303,763
Extreme Networks, Inc.* ....................................       29,800               1,165,925
I2 Technologies, Inc.* .....................................        5,500                 299,063
L-3 Communications Holding, Inc.* ..........................        5,000                 385,000
Micron Technology, Inc.* ...................................       27,600                 979,800
Microsoft Corp.* ...........................................       24,500               1,062,687
Nokia Corp., ADR (Finland) .................................      220,000               9,570,000
Nortel Networks Corp. (Canada) .............................       17,200                 551,475
Oracle Corp.* ..............................................        2,400                  69,750
Powerwave Technologies, Inc.* ..............................       33,300               1,948,050
QLogic Corp.* ..............................................        2,800                 215,600
QUALCOMM, Inc.* ............................................       82,600               6,788,687
RF Micro Devices, Inc.* ....................................       68,400               1,876,725
Sawtek, Inc.* ..............................................        7,500                 346,406
Texas Instruments, Inc. ....................................      111,400               5,277,575
VERITAS Software Corp.* ....................................       56,200               4,917,500
                                                                                     ------------
                                                                                     $ 71,247,194
                                                                                     ------------
Transportation -- 0.3%
AMR Corp.* .................................................       30,300            $  1,187,381
Fedex Corp.* ...............................................        5,700                 227,772
Grupo Aeroportuario del
  Sureste S.A. de C.V., ADR (Mexico)* ......................       23,200                 385,700
                                                                                     ------------
                                                                                     $  1,800,853
                                                                                     ------------
Utilities -- 10.1%
AES Corp.* .................................................      169,900            $  9,408,212
American Electric Power Company, Inc. ......................       57,600               2,678,400
Calpine Corp.* .............................................      274,200              12,356,137
Coastal Corp. ..............................................       29,300               2,587,556
Constellation Energy Group, Inc. ...........................          700                  31,544
Dominion Resources, Inc. ...................................       52,500               3,517,500
DTE Energy Co. .............................................       32,300               1,257,681
Duke Energy Corp. ..........................................       54,100               4,612,025
Dynegy, Inc. ...............................................       46,400               2,601,300
El Paso Energy Corp. .......................................       63,600               4,555,350
Enron Corp. ................................................       16,600               1,379,875
Exelon Corp. ...............................................       75,500               5,300,855
FPL Group, Inc. ............................................       30,100               2,159,675
NiSource, Inc. .............................................       26,400                 811,800
Orion Power Holdings, Inc.* ................................       14,500                 357,063
Public Service Enterprise Group ............................       31,900               1,551,138
Reliant Energy, Inc. .......................................       29,500               1,277,719
Southern Co. ...............................................        1,900                  63,175
Southern Energy, Inc.* .....................................        2,430                  68,799
                                                                                     ------------
                                                                                     $ 56,575,804
                                                                                     ------------
Other -- 0.6%
Automatic Data Processing, Inc. ............................        5,300            $    335,556
Cintas Corp. ...............................................       33,100               1,760,507
Tyco International Ltd. ....................................       19,700               1,093,350
                                                                                     ------------
                                                                                     $  3,189,413
                                                                                     ------------
    Total Stocks (Identified Cost, $475,850,081) ........................            $525,050,648
                                                                                     ------------
Warrant
Acclaim Entertainment, Inc.*,
  (Identified Cost, $0) ....................................        7,918            $        554
                                                                                     ------------
Short-Term Obligation -- 0.4%

                                                             Principal Amount
                                                               (000 Omitted)
Goldman Sachs Group LP,
  due 1/09/01, at Amortized Cost ...........................       $1,995            $  1,992,096
                                                                                     ------------


                                                                          27-MSS

Repurchase Agreements -- 7.5%

                                                             Principal Amount
Issuer                                                         (000 Omitted)             Value
Goldman Sachs, dated 12/29/00,
  due 01/02/01, total to be received
  $42,215,233 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost ........................................      $42,185            $ 42,185,000
Merrill Lynch, dated 12/29/00,
  due 01/02/01, total to be received
  $28,020 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost ..................................................           28                  28,000
                                                                                     ------------
    Total Repurchase Agreements, at Cost ................................            $ 42,213,000
                                                                                     ------------
    Total Investments
      (Identified Cost, $520,055,177) ...................................            $569,256,298
Other Assets,
  Less Liabilities -- (1.7)% ............................................              (9,670,718)
                                                                                     ------------
    Net Assets -- 100.0% ................................................            $559,585,580
                                                                                     ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments -- December 31, 2000
Massachusetts Investors Trust Series
Stocks -- 94.3%

Issuer                                                             Shares                 Value
U.S. Stocks -- 84.4%
Aerospace -- 5.2%
Boeing Co. .................................................       524,500           $   34,617,000
General Dynamics Corp. .....................................       106,600                8,314,800
United Technologies Corp. ..................................       951,400               74,803,825
                                                                                     --------------
                                                                                     $  117,735,625
                                                                                     --------------
Automotive -- 0.1%
Delphi Automotive Systems Corp. ............................       278,200           $    3,129,750
                                                                                     --------------
Banks -- 0.6%
Bank One Corp. .............................................       266,200           $    9,749,575
Firstar Corp. ..............................................       129,200                3,003,900
                                                                                     --------------
                                                                                     $   12,753,475
                                                                                     --------------
Banks and Credit Companies -- 2.2%
Bank of New York Co., Inc. .................................        49,800           $    2,748,337
Capital One Financial Corp. ................................        67,100                4,416,019
J.P. Morgan Chase & Co. ....................................       440,000               19,992,500
Wells Fargo Co. ............................................       394,100               21,946,444
                                                                                     --------------
                                                                                     $   49,103,300
                                                                                     --------------
Biotechnology -- 2.0%
Abbott Laboratories, Inc. ..................................        95,300           $    4,616,094
Pharmacia Corp. ............................................       651,481               39,740,341
                                                                                     --------------
                                                                                     $   44,356,435
                                                                                     --------------
Building Materials -- 0.1%
Home Depot, Inc. ...........................................        45,200           $    2,065,075
                                                                                     --------------
Business Machines -- 3.2%
Hewlett-Packard Co. ........................................        69,100           $    2,180,969
International Business Machines Corp. ......................       509,600               43,316,000
Sun Microsystems, Inc.* ....................................       487,000               13,575,125
Texas Instruments, Inc. ....................................       295,100               13,980,362
                                                                                     --------------
                                                                                     $   73,052,456
                                                                                     --------------
Business Services -- 3.3%
Automatic Data Processing, Inc. ............................       547,500           $   34,663,594
Computer Sciences Corp.* ...................................       257,100               15,458,137
DST Systems, Inc.* .........................................        15,600                1,045,200
First Data Corp. ...........................................       456,900               24,072,919
                                                                                     --------------
                                                                                     $   75,239,850
                                                                                     --------------
Cellular Telephones -- 0.5%
Motorola, Inc. .............................................       121,986           $    2,470,217
Sprint Corp. (PCS Group)* ..................................       414,700                8,475,431
                                                                                     --------------
                                                                                     $   10,945,648
                                                                                     --------------
Chemicals -- 0.5%
Dow Chemical Co. ...........................................        64,800           $    2,373,300
E.I. du Pont de Nemours & Co., Inc. ........................        63,100                3,048,519
Rohm & Haas Co. ............................................       146,900                5,334,306
                                                                                     --------------
                                                                                     $   10,756,125
                                                                                     --------------
Computer Hardware -- Systems -- 0.7%
Compaq Computer Corp. ......................................       594,900           $    8,953,245
Dell Computer Corp.* .......................................       381,600                6,654,150
                                                                                     --------------
                                                                                     $   15,607,395
                                                                                     --------------
Computer Software -- Personal
  Computers -- 1.6%
America Online, Inc.* ......................................        23,700           $      824,760
Microsoft Corp.* ...........................................       815,900               35,389,663
                                                                                     --------------
                                                                                     $   36,214,423
                                                                                     --------------
Computer Software -- Services -- 0.8%
EMC Corp.* .................................................       147,600           $    9,815,400
I2 Technologies, Inc.* .....................................        19,800                1,076,625
Mercury Interactive Corp.* .................................        10,100                  911,525


28-MITS

Issuer                                                             Shares                 Value
U.S. Stocks -- continued
Computer Software -- Services -- continued
Xilinx, Inc.* ..............................................        13,400                  618,075
XO Communications, Inc.* ...................................       340,100                6,058,031
                                                                                     --------------
                                                                                     $   18,479,656
                                                                                     --------------
Computer Software -- Systems -- 1.9%
Applera Corp. -- Applied Biosystems
  Group ....................................................       139,500           $   13,121,719
BEA Systems, Inc.* .........................................        26,700                1,797,244
Computer Associates International, Inc. ....................        41,325                  805,837
Oracle Corp.* ..............................................       741,100               21,538,219
VERITAS Software Corp.* ....................................        63,900                5,591,250
                                                                                     --------------
                                                                                     $   42,854,269
                                                                                     --------------
Conglomerates -- 1.4%
Tyco International Ltd. ....................................       578,300           $   32,095,650
                                                                                     --------------
Consumer Goods and Services -- 2.2%
Cintas Corp. ...............................................        53,250           $    2,832,234
Clorox Co. .................................................        31,700                1,125,350
Colgate-Palmolive Co. ......................................       222,600               14,368,830
Gillette Co. ...............................................       243,500                8,796,438
Philip Morris Cos., Inc. ...................................       440,320               19,374,080
Procter & Gamble Co. .......................................        35,700                2,800,219
                                                                                     --------------
                                                                                     $   49,297,151
                                                                                     --------------
Electrical Equipment -- 3.2%
General Electric Co. .......................................     1,518,000           $   72,769,125
                                                                                     --------------
Electronics -- 0.8%
Analog Devices, Inc.* ......................................        17,000           $      870,188
Flextronics International Ltd.* ............................       100,400                2,861,400
Intel Corp. ................................................       254,900                7,662,931
Micron Technology, Inc.* ...................................        55,200                1,959,600
RadioShack Corp. ...........................................        43,800                1,875,187
Solectron Corp.* ...........................................        79,500                2,695,050
                                                                                     --------------
                                                                                     $   17,924,356
                                                                                     --------------
Energy -- 1.0%
Dynegy, Inc. ...............................................        22,500           $    1,261,406
NiSource, Inc. .............................................       199,700                6,140,775
Occidental Petroleum Corp. .................................        51,200                1,241,600
TXU Corp. ..................................................       313,100               13,874,244
                                                                                     --------------
                                                                                     $   22,518,025
                                                                                     --------------
Entertainment -- 0.9%
Infinity Broadcasting Corp., "A"* ..........................       153,700           $    4,293,994
Time Warner, Inc. ..........................................        64,100                3,348,584
Viacom, Inc., "B"* .........................................       299,500               14,001,625
                                                                                     --------------
                                                                                     $   21,644,203
                                                                                     --------------
Financial Institutions -- 7.0%
American Express Co. .......................................       297,300           $   16,332,919
Citigroup, Inc. ............................................       357,000               18,229,312
Federal National Mortgage Assn .............................       302,400               26,233,200
Freddie Mac ................................................       840,200               57,868,775
Merrill Lynch & Co., Inc. ..................................        40,300                2,747,956
State Street Corp. .........................................       296,300               36,803,423
                                                                                     --------------
                                                                                     $  158,215,585
                                                                                     --------------
Financial Services -- 0.9%
Morgan Stanley Dean Witter & Co. ...........................        33,600           $    2,662,800
PNC Financial Services Group Co. ...........................       238,800               17,447,325
                                                                                     --------------
                                                                                     $   20,110,125
                                                                                     --------------
Food and Beverage Products -- 1.7%
Anheuser-Busch Cos., Inc. ..................................       125,100           $    5,692,050
Coca-Cola Co. ..............................................       272,100               16,581,094
PepsiCo., Inc. .............................................        92,500                4,584,531
Quaker Oats Co. ............................................       112,100               10,915,738
Sysco Corp. ................................................        16,300                  489,000
                                                                                     --------------
                                                                                     $   38,262,413
                                                                                     --------------
Insurance -- 6.6%
AFLAC, Inc. ................................................       225,000           $   16,242,188
American International Group, Inc. .........................       333,487               32,869,312
CIGNA Corp. ................................................       173,400               22,940,820
Hartford Financial Services Group, Inc. ....................       577,900               40,814,187
John Hancock Financial Services, Inc. ......................       106,700                4,014,588
Lincoln National Corp. .....................................        56,900                2,692,081
Marsh & McLennan Cos., Inc. ................................        22,400                2,620,800
MetLife, Inc. ..............................................        31,300                1,095,500
St. Paul Cos., Inc. ........................................       406,400               22,072,600
UnumProvident Corp. ........................................       167,800                4,509,625
                                                                                     --------------
                                                                                     $  149,871,701
                                                                                     --------------
Internet -- 0.1%
Yahoo, Inc.* ...............................................        42,700           $    1,283,669
                                                                                     --------------
Machinery -- 2.0%
Deere & Co., Inc. ..........................................       732,000           $   33,534,750
Ingersoll Rand Co. .........................................       185,600                7,772,000
W.W. Grainger, Inc. ........................................       122,400                4,467,600
                                                                                     --------------
                                                                                     $   45,774,350
                                                                                     --------------
Medical and Health Products -- 7.2%
American Home Products Corp. ...............................       446,100           $   28,349,655
Bristol-Myers Squibb Co. ...................................       705,400               52,155,512
Johnson & Johnson Co. ......................................        32,300                3,393,519
Pfizer, Inc. ...............................................     1,508,425               69,387,550
Schering Plough Corp. ......................................       154,700                8,779,225
                                                                                     --------------
                                                                                     $  162,065,461
                                                                                     --------------
Medical and Health Technology
  and Services -- 1.3%
Medtronic, Inc. ............................................       409,026           $   24,694,945
UnitedHealth Group, Inc. ...................................        81,800                5,020,475
                                                                                     --------------
                                                                                     $   29,715,420
                                                                                     --------------
Metals -- 0.6%
Alcoa, Inc. ................................................       400,300           $   13,410,050
                                                                                     --------------
Oil Services -- 1.4%
Baker Hughes, Inc. .........................................       428,500           $   17,809,531
Global Marine, Inc.* .......................................       118,300                3,356,763
Schlumberger Ltd. ..........................................       126,000               10,072,125
                                                                                     --------------
                                                                                     $   31,238,419
                                                                                     --------------
Oils -- 4.6%
Chevron Corp. ..............................................        84,970           $    7,174,654
Coastal Corp. ..............................................        23,400                2,066,512
Conoco, Inc. ...............................................       776,100               22,458,394
Exxon Mobil Corp. ..........................................       742,342               64,537,358
Transocean Sedco Forex, Inc. ...............................       160,700                7,392,200
                                                                                     --------------
                                                                                     $  103,629,118
                                                                                     --------------
Printing and Publishing -- 1.6%
Gannett Co., Inc. ..........................................       287,700           $   18,143,081
New York Times Co. .........................................       448,800               17,980,050
                                                                                     --------------
                                                                                     $   36,123,131
                                                                                     --------------
Restaurants and Lodging
McDonald's Corp. ...........................................        37,600           $    1,278,400
                                                                                     --------------
Retail -- 3.5%
CVS Corp. ..................................................       660,900           $   39,612,694
Wal-Mart Stores, Inc. ......................................       745,600               39,610,000
                                                                                     --------------
                                                                                     $   79,222,694
                                                                                     --------------


                                                                         29-MITS

Issuer                                                             Shares                 Value
U.S. Stocks -- continued
Supermarkets -- 3.2%
Kroger Co.* ................................................       476,600           $   12,897,987
Safeway, Inc.* .............................................       964,096               60,256,000
                                                                                     --------------
                                                                                     $   73,153,987
                                                                                     --------------
Telecommunications -- 8.1%
Alltel Corp. ...............................................       235,300           $   14,691,544
American Tower Corp., "A"* .................................        73,200                2,772,450
BroadWing, Inc.* ...........................................       246,100                5,614,156
Cabletron Systems, Inc.* ...................................       322,200                4,853,138
CIENA Corp.* ...............................................        72,000                5,850,000
Cisco Systems, Inc.* .......................................     1,209,200               46,251,900
Comcast Corp., "A"* ........................................        29,800                1,244,150
Corning, Inc. ..............................................       538,800               28,455,375
Linear Technology Corp. ....................................        17,000                  786,250
Lucent Technologies, Inc. ..................................       532,200                7,184,700
Qwest Communications
  International, Inc.* .....................................       333,600               13,677,600
SBC Communications, Inc. ...................................       552,894               26,400,688
Verizon Communications .....................................       503,000               25,212,875
                                                                                     --------------
                                                                                     $  182,994,826
                                                                                     --------------
Utilities -- 1.4%
Exelon Corp. ...............................................       449,200           $   31,538,332
                                                                                     --------------
Utilities -- Electric -- 0.2%
AES Corp.* .................................................        45,000           $    2,491,875
Dominion Resources, Inc. ...................................        20,700                1,386,900
                                                                                     --------------
                                                                                     $    3,878,775
                                                                                     --------------
Utilities -- Gas -- 0.7%
Enron Corp. ................................................        85,000           $    7,065,625
Williams Cos., Inc. ........................................       245,100                9,788,681
                                                                                     --------------
                                                                                     $   16,854,306
                                                                                     --------------
Utilities -- Telephone -- 0.1%
BellSouth Corp. ............................................        78,000           $    3,193,125
                                                                                     --------------
    Total U.S. Stocks ....................................................           $1,910,355,879
                                                                                     --------------
Foreign Stocks -- 9.9%
Bermuda -- 0.4%
Global Crossing Ltd.
  (Telecommunications)* ....................................       282,100           $    4,037,556
Tycom Ltd. (Telecommunications)* ...........................       204,100                4,566,738
                                                                                     --------------
                                                                                     $    8,604,294
                                                                                     --------------
Canada -- 1.2%
Canadian National Railway Co.
  (Railroads) ..............................................       165,568           $    4,915,300
Nortel Networks Corp.
  (Telecommunications) .....................................       717,100               22,992,019
                                                                                     --------------
                                                                                     $   27,907,319
                                                                                     --------------
Japan -- 0.3%
Fast Retailing Co. (Retail) ................................        33,800           $    6,619,216
                                                                                     --------------
Netherlands -- 2.3%
Akzo Nobel N.V. (Chemicals) ................................       335,750           $   18,031,483
ING Groep N.V. (Financial Services)  .......................        81,294                6,493,896
Royal Dutch Petroleum Co. (Oils) ...........................       464,700               28,473,388
                                                                                     --------------
                                                                                     $   52,998,767
                                                                                     --------------
Switzerland -- 1.7%
Nestle S.A.
  (Food and Beverage Products) .............................         7,848           $   18,307,480
Novartis AG
  (Medical and Health Products) ............................        10,500               18,564,860
Syngenta AG (Chemicals)* ...................................        12,754                  684,768
                                                                                     --------------
                                                                                     $   37,557,108
                                                                                     --------------
United Kingdom -- 4.0%
AstraZeneca Group PLC
  (Medical and Health Products) ............................       191,300           $    9,650,987
BP Amoco PLC, ADR (Oils) ...................................       979,022               46,870,678
Diageo PLC
  (Food and Beverage Products) .............................       966,200               10,832,065
HSBC Holdings PLC
  (Banks and Credit Cos.)* .................................       753,153               11,089,256
Reuters Group PLC, ADR
  (Business Services) ......................................        73,300                7,220,050
Vodafone Group PLC
  (Telecommunications)* ....................................     1,172,476                4,302,674
                                                                                     --------------
                                                                                     $   89,965,710
                                                                                     --------------
    Total Foreign Stocks .................................................           $  223,652,414
                                                                                     --------------
    Total Stocks (Identified Cost, $1,929,484,178) .......................           $2,134,008,293
                                                                                     --------------
Convertible Preferred Stock -- 0.1%
Energy -- 0.1%
TXU Corp.,
  (Identified Cost, $1,995,309) ............................        48,200           $    2,078,625
                                                                                     --------------
Convertible Bonds -- 0.2%

                                                              Principal Amount
                                                                (000 Omitted)
Oils -- 0.1%
Transocean Sedco Forex, Inc., 0s, 2020 .....................       $ 2,373           $    1,388,205
                                                                                     --------------
Telecommunications -- 0.1%
NTL, Inc., 5.75s, 2009 ## ..................................       $ 4,382           $    2,718,111
                                                                                     --------------
    Total Convertible Bonds
      (Identified Cost, $5,722,287) ........................                         $    4,106,316
                                                                                     --------------
Short-Term Obligations -- 5.3%
Bank of America, due 1/02/01 ...............................       $11,773           $   11,773,000
General Motors Acceptance
  Corp., due 1/02/01 .......................................        59,610               59,599,237
Goldman Sachs Group LP, due 1/09/01  .......................         5,083                5,075,601
Morgan Stanley Dean Witter, due 1/04/01 ....................        30,000               29,983,500
Pitney Bowes, Inc., due 1/02/01 ............................        15,000               14,997,271
United Parcel Service America
  Incorporated, due 1/02/01 ................................           195                  194,968
                                                                                     --------------
    Total Short-Term Obligations, at Amortized Cost ......................           $  121,623,577
                                                                                     --------------
    Total Investments
      (Identified Cost, $2,058,825,351) ..................................           $2,261,816,811
                                                                                     --------------
Other Assets,
  Less Liabilities -- 0.1% ...............................................                1,718,569
                                                                                     --------------
    Net Assets -- 100.0% .................................................           $2,263,535,380
                                                                                     ==============

           See portfolio footnotes and notes to financial statements.


30-MITS

Portfolio of Investments -- December 31, 2000
Mid Cap Growth Series
Stocks -- 79.8%

Issuer                                                            Shares                Value
U.S. Stocks -- 79.8%
Agricultural Products -- 0.8%
AGCO Corp. .................................................       16,440            $   199,335
                                                                                     -----------
Business Services -- 7.0%
National Data Corp. ........................................          910            $    33,329
NOVA Corp.* ................................................       10,280                204,958
S1 Corp.* ..................................................       33,680                176,820
VeriSign, Inc.* ............................................       19,640              1,457,042
                                                                                     -----------
                                                                                     $ 1,872,149
                                                                                     -----------
Computer Software -- Services -- 8.3%
CheckFree Corp.* ...........................................       19,790            $   841,075
Internet Security Systems, Inc.* ...........................       14,450              1,133,422
RSA Security, Inc.* ........................................        4,120                217,845
                                                                                     -----------
                                                                                     $ 2,192,342
                                                                                     -----------
Computer Software -- Systems -- 9.6%
Citrix Systems, Inc.* ......................................       50,420            $ 1,134,450
Computer Network Technology Corp.* .........................        2,000                 57,625
CSG Systems International, Inc.* ...........................       24,800              1,164,050
Digex, Inc.* ...............................................        2,360                 53,100
Extreme Networks, Inc.* ....................................        2,500                 97,812
JNI Corp.* .................................................        1,700                 38,569
                                                                                     -----------
                                                                                     $ 2,545,606
                                                                                     -----------
Consumer Goods and Services
Sportsline USA, Inc.* ......................................        1,060            $     5,631
                                                                                     -----------
Containers
Smurfit-Stone Container Corp.* .............................          620            $     9,261
                                                                                     -----------
Electrical Equipment -- 0.8%
QLogic Corp.* ..............................................        2,720            $   209,440
                                                                                     -----------
Electronics -- 0.9%
Cable Design Technologies Corp.* ...........................       13,730            $   230,836
Transmeta Corp.* ...........................................          140                  3,290
                                                                                     -----------
                                                                                     $   234,126
                                                                                     -----------
Energy -- 2.1%
Devon Energy Corp. .........................................        9,320            $   568,240
                                                                                     -----------
Food and Beverage Products
Del Monte Foods Co.* .......................................          260            $     1,885
                                                                                     -----------
Internet -- 6.1%
Akamai Technologies, Inc.* .................................       31,890            $   671,683
CNET Networks, Inc.* .......................................       42,691                683,056
Internap Network Services Corp.* ...........................       33,420                242,295
Switchboard, Inc.* .........................................        9,930                 29,480
                                                                                     -----------
                                                                                     $ 1,626,514
                                                                                     -----------
Machinery -- 2.0%
W.W. Grainger, Inc. ........................................       14,440            $   527,060
                                                                                     -----------
Medical and Health Technology
  and Services -- 2.4%
Arthrocare Corp.* ..........................................        5,300            $   103,350
Cytyc Corp.* ...............................................        7,980                499,249
Davita, Inc.* ..............................................          170                  2,911
Martek Biosciences Corp.* ..................................        2,650                 32,463
                                                                                     -----------
                                                                                     $   637,973
                                                                                     -----------
Oil Services -- 12.7%
BJ Services Co.* ...........................................          700            $    48,212
Cooper Cameron Corp.* ......................................        6,660                439,976
Diamond Offshore Drilling, Inc. ............................       15,700                628,000
Global Industries, Inc.* ...................................          330                  4,517
Global Marine, Inc.* .......................................       34,560                980,640
Noble Affiliates, Inc. .....................................       12,340                567,640
Noble Drilling Corp.* ......................................       16,150                701,516
                                                                                     -----------
                                                                                     $ 3,370,501
                                                                                     -----------
Oils -- 14.6%
Apache Corp. ...............................................       12,000            $   840,750
EOG Resources, Inc. ........................................       10,660                582,969
Houston Exploration Co.* ...................................        9,980                380,488
Newfield Exploration Co.* ..................................       15,240                722,947
Transocean Sedco Forex, Inc. ...............................       29,620              1,362,520
                                                                                     -----------
                                                                                     $ 3,889,674
                                                                                     -----------
Pharmaceuticals -- 0.5%
IntraBiotics Pharmaceuticals, Inc.* ........................        5,940            $    57,173
United Therapeutics Corp.* .................................        4,960                 73,160
                                                                                     -----------
                                                                                     $   130,333
                                                                                     -----------
Printing and Publishing -- 1.8%
Scholastic Corp.* ..........................................        5,450            $   483,006
                                                                                     -----------
Retail -- 1.8%
BJ's Wholesale Club, Inc.* .................................       12,400            $   475,850
                                                                                     -----------
Telecommunications -- 8.4%
Allegiance Telecom, Inc.* ..................................       10,130            $   225,551
American Tower Corp., "A"* .................................       16,720                633,270
Aware, Inc.* ...............................................        1,280                 22,720
Cabletron Systems, Inc.* ...................................        1,140                 17,171
CIENA Corp.* ...............................................        1,900                154,375
EchoStar Communications Corp.* .............................       42,120                958,230
Metromedia Fiber Network, Inc., "A"*  ......................        3,340                 33,817
Mpower Communications Corp.* ...............................        4,480                 22,960
Pinnacle Holdings, Inc.* ...................................          490                  4,441
Tekelec Co.* ...............................................        5,290                158,700
                                                                                     -----------
                                                                                     $ 2,231,235
                                                                                     -----------
    Total Stocks (Identified Cost, $22,534,260) .........................            $21,210,161
                                                                                     -----------
Repurchase Agreements -- 19.0%

                                                              Principal Amount
                                                                (000 Omitted)
Goldman Sachs, dated 12/29/00,
  due 01/02/01, total to be received
  $5,040,607 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost ........................................       $5,037            $ 5,037,000
Merrill Lynch, dated 12/29/00, due
  01/02/01, total to be received $3,002
  (secured by various U.S. Treasury
  and Fereral Agency obligations in a
  jointly traded account), at cost .........................            3                  3,000
                                                                                     -----------
    Total Repurchase Agreements, at Cost ................................            $ 5,040,000
                                                                                     -----------
    Total Investments (Identified Cost, $27,574,260) ....................            $26,250,161
                                                                                     -----------
Other Assets,
  Less Liabilities -- 1.2% ..............................................                306,225
                                                                                     -----------
    Net Assets -- 100.0% ................................................            $26,556,386
                                                                                     ===========

           See portfolio footnotes and notes to financial statements.


                                                                         31-MCGS

Portfolio of Investments -- December 31, 2000
Research Series
Stocks -- 96.0%

Issuer                                                             Shares                Value
U.S. Stocks -- 88.5%
Aerospace -- 4.3%
Boeing Co. .................................................       222,200           $   14,665,200
General Dynamics Corp. .....................................       120,500                9,399,000
United Technologies Corp. ..................................       355,000               27,911,875
                                                                                     --------------
                                                                                     $   51,976,075
                                                                                     --------------
Automotive -- 0.5%
Harley-Davidson, Inc. ......................................       163,200           $    6,487,200
                                                                                     --------------
Banks and Credit Companies -- 3.1%
Capital One Financial Corp. ................................       123,000           $    8,094,938
Chase Manhattan Corp. ......................................       182,388                8,287,255
PNC Financial Services Group Co. ...........................       169,800               12,406,012
U.S. Bancorp ...............................................       285,670                8,337,993
                                                                                     --------------
                                                                                     $   37,126,198
                                                                                     --------------
Biotechnology -- 2.0%
Pharmacia Corp. ............................................       401,420           $   24,486,620
                                                                                     --------------
Business Machines -- 3.3%
International Business Machines Corp. ......................       275,000           $   23,375,000
Sun Microsystems, Inc.* ....................................       574,800               16,022,550
                                                                                     --------------
                                                                                     $   39,397,550
                                                                                     --------------
Business Services -- 2.6%
Automatic Data Processing, Inc. ............................       200,400           $   12,687,825
BEA Systems, Inc.* .........................................        10,500                  706,781
Computer Sciences Corp.* ...................................       218,900               13,161,363
VeriSign, Inc.* ............................................        70,480                5,228,735
                                                                                     --------------
                                                                                     $   31,784,704
                                                                                     --------------
Cellular Telephones -- 0.7%
Sprint Corp. (PCS Group)* ..................................       420,700           $    8,598,056
                                                                                     --------------
Chemicals -- 0.1%
Air Products & Chemicals, Inc. .............................        21,100           $      865,100
Rohm & Haas Co. ............................................        13,600                  493,850
                                                                                     --------------
                                                                                     $    1,358,950
                                                                                     --------------
Communication Services -- 0.6%
SBA Communications Corp.* ..................................       183,600           $    7,539,075
                                                                                     --------------
Computer Hardware -- Systems -- 0.2%
Compaq Computer Corp. ......................................       182,400           $    2,745,120
                                                                                     --------------
Computer Software -- Personal
  Computers -- 1.5%
Microsoft Corp.* ...........................................       418,400           $   18,148,100
                                                                                     --------------
Computer Software -- Services -- 2.4%
EMC Corp.* .................................................       442,200           $   29,406,300
                                                                                     --------------
Computer Software -- Systems -- 3.6%
Brocade Communications Systems, Inc.* ......................        40,000           $    3,672,500
Comverse Technology, Inc.* .................................       123,560               13,421,705
E.piphany, Inc.* ...........................................        41,700                2,249,194
Exodus Communications, Inc.* ...............................        78,400                1,568,000
Extreme Networks, Inc.* ....................................        61,500                2,406,188
Oracle Corp.* ..............................................       178,248                5,180,332
Rational Software Corp.* ...................................        55,600                2,164,925
Redback Networks, Inc.* ....................................        47,700                1,955,700
VERITAS Software Corp.* ....................................       121,538               10,634,575
                                                                                     --------------
                                                                                     $   43,253,119
                                                                                     --------------
Conglomerates -- 3.2%
Tyco International Ltd. ....................................       705,024           $   39,128,832
                                                                                     --------------
Electrical Equipment -- 3.2%
General Electric Co. .......................................       749,700           $   35,938,744
QLogic Corp.* ..............................................        38,888                2,994,376
                                                                                     --------------
                                                                                     $   38,933,120
                                                                                     --------------
Electronics -- 3.4%
Analog Devices, Inc.* ......................................        57,666           $    2,951,778
Atmel Corp.* ...............................................       283,700                3,298,013
Flextronics International Ltd.* ............................       462,666               13,185,981
Intel Corp. ................................................       535,600               16,101,475
Sanmina Corp.* .............................................        47,800                3,662,675
SCI Systems, Inc.* .........................................        49,000                1,292,375
                                                                                     --------------
                                                                                     $   40,492,297
                                                                                     --------------
Energy -- 0.9%
Devon Energy Corp. .........................................        48,300           $    2,944,851
Dynegy, Inc. ...............................................       151,200                8,476,650
                                                                                     --------------
                                                                                     $   11,421,501
                                                                                     --------------
Entertainment -- 3.1%
Clear Channel Communications, Inc.*  .......................       123,800           $    5,996,562
Gemstar-TV Guide International, Inc.* ......................        76,500                3,528,562
Infinity Broadcasting Corp., "A"* ..........................       186,775                5,218,027
Macromedia, Inc.* ..........................................        51,500                3,128,625
Readers Digest Assn., Inc., "A" ............................        75,000                2,934,375
Time Warner, Inc. ..........................................        71,700                3,745,608
Viacom, Inc., "B"* .........................................       271,861               12,709,502
                                                                                     --------------
                                                                                     $   37,261,261
                                                                                     --------------
Financial Institutions -- 4.0%
Citigroup, Inc. ............................................       508,188           $   25,949,350
FleetBoston Financial Corp. ................................       138,200                5,191,137
Goldman Sachs Group, Inc. ..................................        32,240                3,447,665
Lehman Brothers Holdings, Inc. .............................        24,100                1,629,763
Merrill Lynch & Co., Inc. ..................................       123,800                8,441,612
Morgan Stanley Dean Witter & Co. ...........................        51,100                4,049,675
                                                                                     --------------
                                                                                     $   48,709,202
                                                                                     --------------
Financial Services -- 0.6%
John Hancock Financial Services, Inc. ......................       198,200           $    7,457,275
                                                                                     --------------
Food and Beverage Products -- 1.4%
Anheuser-Busch Cos., Inc. ..................................       170,400           $    7,753,200
Quaker Oats Co. ............................................        89,800                8,744,275
                                                                                     --------------
                                                                                     $   16,497,475
                                                                                     --------------
Insurance -- 4.9%
AFLAC, Inc. ................................................       106,500           $    7,687,969
American International Group, Inc. .........................       240,312               23,685,751
CIGNA Corp. ................................................        29,800                3,942,540
Hartford Financial Services Group, Inc. ....................       133,000                9,393,125
St. Paul Cos., Inc. ........................................       174,400                9,472,100
UnumProvident Corp. ........................................       189,500                5,092,813
                                                                                     --------------
                                                                                     $   59,274,298
                                                                                     --------------
Internet -- 0.1%
Akamai Technologies, Inc.* .................................        59,800           $    1,259,538
Selectica, Inc.* ...........................................        11,360                  274,770
                                                                                     --------------
                                                                                     $    1,534,308
                                                                                     --------------
Machinery -- 1.3%
Deere & Co., Inc. ..........................................       263,900           $   12,089,919
Ingersoll Rand Co. .........................................        74,900                3,136,437
                                                                                     --------------
                                                                                     $   15,226,356
                                                                                     --------------
Medical and Health Products -- 5.6%
American Home Products Corp. ...............................       332,200           $   21,111,310
Bristol-Myers Squibb Co. ...................................       408,200               30,181,287
Pfizer, Inc. ...............................................       349,100               16,058,600
                                                                                     --------------
                                                                                     $   67,351,197
                                                                                     --------------


32-RES

Issuer                                                             Shares                Value
U.S. Stocks -- continued
Medical and Health Technology
  and Services -- 2.4%
Applera Corp. -- Applied
  Biosystems Group .........................................       127,400           $   11,983,563
Medtronic, Inc. ............................................       271,500               16,391,812
                                                                                     --------------
                                                                                     $   28,375,375
                                                                                     --------------
Metals and Minerals -- 0.8%
Alcoa, Inc. ................................................       293,600           $    9,835,600
                                                                                     --------------
Oil Services -- 2.4%
Baker Hughes, Inc. .........................................        49,100           $    2,040,719
Global Marine, Inc.* .......................................       424,400               12,042,350
Noble Drilling Corp.* ......................................       184,700                8,022,906
Weatherford International, Inc.* ...........................       139,100                6,572,475
                                                                                     --------------
                                                                                     $   28,678,450
                                                                                     --------------
Oils -- 4.9%
Conoco, Inc. ...............................................       438,700           $   12,694,881
EOG Resources, Inc. ........................................        87,900                4,807,031
Exxon Mobil Corp. ..........................................       290,978               25,296,900
Santa Fe International Corp. ...............................       213,600                6,848,550
Transocean Sedco Forex, Inc. ...............................       197,300                9,075,800
                                                                                     --------------
                                                                                     $   58,723,162
                                                                                     --------------
Retail -- 5.6%
CVS Corp. ..................................................       575,500           $   34,494,031
RadioShack Corp. ...........................................       230,800                9,881,125
Wal-Mart Stores, Inc. ......................................       444,700               23,624,688
                                                                                     --------------
                                                                                     $   67,999,844
                                                                                     --------------
Special Products and Services -- 0.2%
SPX Corp.* .................................................        26,300           $    2,845,331
                                                                                     --------------
Supermarkets -- 2.7%
Safeway, Inc.* .............................................       524,993           $   32,812,062
                                                                                     --------------
Telecommunications -- 10.0%
Allegiance Telecom, Inc.* ..................................        23,900           $      532,148
American Tower Corp., "A"* .................................       198,190                7,506,446
Cabletron Systems, Inc.* ...................................       160,430                2,416,477
CIENA Corp.* ...............................................       225,500               18,321,875
Cisco Systems, Inc.* .......................................       848,800               32,466,600
Corning, Inc. ..............................................       355,536               18,776,745
EchoStar Communications Corp.* .............................       250,300                5,694,325
Emulex Corp.* ..............................................        54,200                4,332,613
Level 3 Communications, Inc.* ..............................       117,700                3,862,031
Metromedia Fiber Network, Inc., "A"* .......................       556,100                5,630,512
Qwest Communications International,
  Inc.* ....................................................       457,500               18,757,500
Time Warner Telecom, Inc.* .................................        35,400                2,245,688
                                                                                     --------------
                                                                                     $  120,542,960
                                                                                     --------------
Telecommunications and Cable -- 0.6%
Comcast Corp., "A"* ........................................       175,300           $    7,318,775
                                                                                     --------------
Utilities -- Electric -- 1.5%
AES Corp.* .................................................       202,700           $   11,224,513
Calpine Corp.* .............................................       152,800                6,885,550
                                                                                     --------------
                                                                                     $   18,110,063
                                                                                     --------------
Utilities -- Gas -- 0.8%
Enron Corp. ................................................        99,300           $    8,254,313
Williams Cos., Inc. ........................................        33,200                1,325,925
                                                                                     --------------
                                                                                     $    9,580,238
                                                                                     --------------
    Total U.S. Stocks ....................................................           $1,070,416,049
                                                                                     --------------
Foreign Stocks -- 7.5%
Bermuda -- 1.1%
FLAG Telecom Holdings Ltd.
   (Telecommunications)* ...................................       341,220           $    2,132,625
Global Crossing Ltd.
   (Telecommunications)* ...................................       481,900                6,897,194
Tycom Ltd. (Telecommunications)* ...........................       211,400                4,730,075
                                                                                     --------------
                                                                                     $   13,759,894
                                                                                     --------------
Canada -- 0.8%
Nortel Networks Corp.
  (Telecommunications) .....................................       287,910           $    9,231,114
                                                                                     --------------
Israel -- 0.1%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* .........................         7,600           $    1,015,075
                                                                                     --------------
Japan -- 0.4%
Fast Retailing Co. (Retail) ................................        25,300           $    4,954,620
                                                                                     --------------
Netherlands -- 1.4%
Royal Dutch Petroleum Co. (Oils) ...........................       278,500           $   17,064,425
                                                                                     --------------
Switzerland -- 1.0%
Novartis AG
  (Medical and Health Products) ............................         5,900           $   10,431,684
Syngenta AG (Chemicals)* ...................................        41,200                2,212,046
                                                                                     --------------
                                                                                     $   12,643,730
                                                                                     --------------
United Kingdom -- 2.7%
Bank of Scotland
  (Banks and Credit Cos.) ..................................       298,700           $    3,127,709
BP Amoco PLC, ADR (Oils) ...................................       298,696               14,300,071
HSBC Holdings PLC
  (Banks and Credit Cos.)* .................................       480,068                7,068,414
Vodafone Group PLC
  (Telecommunications)* ....................................     2,090,888                7,673,001
                                                                                     --------------
                                                                                     $   32,169,195
                                                                                     --------------
    Total Foreign Stocks ...................................                         $   90,838,053
                                                                                     --------------
    Total Stocks (Identified Cost, $1,090,931,805) .........                         $1,161,254,102
                                                                                     --------------
Short-Term Obligation -- 0.1%

                                                              Principal Amount
                                                                (000 Omitted)
Goldman Sachs Group, Inc.,
  due 1/09/01, at Amortized Cost ...........................       $ 1,275           $    1,273,144
                                                                                     --------------
Repurchase Agreements -- 3.2%
Goldman Sachs Group, Inc., dated
  12/29/00, due 1/2/01, total to be
  received $38,986,921 (secured by
  various U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at cost .................................       $38,959           $   38,959,000
Merrill Lynch & Co., Inc., dated
  12/29/00, due 1/2/01, total to be
  received $27,019 (secured by
  various U.S. Treasury and Federal
  Agency obligations in a jointly
  traded account), at cost .................................            27                   27,000
                                                                                     --------------
    Total Repurchase Agreements, at Cost .................................           $   38,986,000
                                                                                     --------------
    Total Investments
      (Identified Cost, $1,131,190,949) ..................................           $1,201,513,246
                                                                                     --------------
Other Assets,
  Less Liabilities -- 0.7% ...............................................                8,413,860
                                                                                     --------------
    Net Assets -- 100.0% .................................................           $1,209,927,106
                                                                                     ==============

           See portfolio footnotes and notes to financial statements.


                                                                          33-RES

Portfolio of Investments -- December 31, 2000
Total Return Series
Stocks -- 54.2%

Issuer                                                             Shares                Value
U.S. Stocks -- 48.3%
Aerospace -- 1.8%
Boeing Co. .................................................       171,950           $   11,348,700
Honeywell International, Inc. ..............................        40,001                1,892,548
United Technologies Corp. ..................................       258,930               20,358,371
                                                                                     --------------
                                                                                     $   33,599,619
                                                                                     --------------
Automotive -- 0.7%
Delphi Automotive Systems Corp. ............................       502,100           $    5,648,625
Ford Motor Co. .............................................       199,561                4,677,211
Visteon Corp. ..............................................       227,480                2,616,020
                                                                                     --------------
                                                                                     $   12,941,856
                                                                                     --------------
Banks and Credit Companies -- 2.7%
Bank America Corp. .........................................       289,440           $   13,278,060
Morgan (J.P.) Chase & Co. ..................................       291,280               13,235,035
PNC Financial Services Group Co. ...........................       271,110               19,807,975
U.S. Bancorp ...............................................        84,300                2,460,506
                                                                                     --------------
                                                                                     $   48,781,576
                                                                                     --------------
Biotechnology -- 1.0%
Abbott Laboratories, Inc. ..................................       132,200           $    6,403,437
Pharmacia Corp. ............................................       192,098               11,717,978
                                                                                     --------------
                                                                                     $   18,121,415
                                                                                     --------------
Business Machines -- 0.7%
International Business Machines Corp. ......................        95,500           $    8,117,500
Texas Instruments, Inc. ....................................       107,000                5,069,125
                                                                                     --------------
                                                                                     $   13,186,625
                                                                                     --------------
Business Services
United Parcel Service, Inc. ................................        11,820           $      695,164
                                                                                     --------------
Cellular Telephones -- 0.8%
Motorola, Inc. .............................................       198,900           $    4,027,725
Telephone & Data Systems, Inc. .............................       126,895               11,420,550
                                                                                     --------------
                                                                                     $   15,448,275
                                                                                     --------------
Chemicals -- 1.0%
Air Products & Chemicals, Inc. .............................        44,300           $    1,816,300
Rohm & Haas Co. ............................................       481,060               17,468,491
                                                                                     --------------
                                                                                     $   19,284,791
                                                                                     --------------
Computer Hardware -- Systems -- 0.3%
Compaq Computer Corp. ......................................       363,040           $    5,463,752
                                                                                     --------------
Computer Software -- Personal
  Computers -- 0.8%
Microsoft Corp.* ...........................................       339,460           $   14,724,078
                                                                                     --------------
Consumer Goods and Services -- 0.6%
Fortune Brands, Inc. .......................................       314,060           $    9,421,800
Kimberly-Clark Corp. .......................................        23,000                1,625,870
                                                                                     --------------
                                                                                     $   11,047,670
                                                                                     --------------
Containers -- 0.3%
Owens Illinois, Inc.* ......................................       938,700           $    5,338,856
                                                                                     --------------
Electronics -- 0.1%
Intel Corp. ................................................        81,200           $    2,441,075
                                                                                     --------------
Energy -- 1.0%
Devon Energy Corp. .........................................       288,150           $   17,568,505
                                                                                     --------------
Entertainment -- 1.7%
Harrah's Entertainment, Inc.* ..............................       508,700           $   13,416,963
Infinity Broadcasting Corp., "A"* ..........................       162,480                4,539,285
Time Warner, Inc. ..........................................        32,700                1,708,248
Viacom, Inc., "B"* .........................................       238,385               11,144,499
                                                                                     --------------
                                                                                     $   30,808,995
                                                                                     --------------
Financial Institutions -- 2.3%
Citigroup, Inc. ............................................        68,533           $    3,499,466
Freddie Mac ................................................       360,320               24,817,040
Goldman Sachs Group, Inc. ..................................        31,000                3,315,063
Merrill Lynch & Co., Inc. ..................................        23,100                1,575,131
Morgan Stanley Dean Witter & Co. ...........................       103,600                8,210,300
                                                                                     --------------
                                                                                     $   41,417,000
                                                                                     --------------
Financial Services -- 0.4%
Mellon Financial Corp. .....................................       157,000           $    7,722,438
                                                                                     --------------
Food and Beverage Products -- 0.9%
Archer-Daniels-Midland Co. .................................       230,605           $    3,459,075
General Mills, Inc. ........................................        75,700                3,373,381
McCormick & Co., Inc. ......................................        46,700                1,684,119
Quaker Oats Co. ............................................        91,010                8,862,099
                                                                                     --------------
                                                                                     $   17,378,674
                                                                                     --------------
Healthcare -- 0.5%
Community Health Care* .....................................        13,600           $      476,000
HCA-The Healthcare Co. .....................................       208,100                9,158,481
                                                                                     --------------
                                                                                     $    9,634,481
                                                                                     --------------
Insurance -- 5.1%
Allstate Corp. .............................................       187,110           $    8,150,979
American General Corp. .....................................        39,400                3,211,100
American International Group, Inc. .........................        12,550                1,236,959
CIGNA Corp. ................................................        87,000               11,510,100
Hartford Financial Services Group, Inc. ....................       273,740               19,332,887
Jefferson Pilot Corp. ......................................        91,300                6,824,675
Lincoln National Corp. .....................................       163,000                7,711,938
MetLife, Inc. ..............................................        42,730                1,495,550
Nationwide Financial Services, Inc., "A" ...................       182,210                8,654,975
Safeco Corp. ...............................................       101,820                3,347,333
St. Paul Cos., Inc. ........................................       409,890               22,262,151
                                                                                     --------------
                                                                                     $   93,738,647
                                                                                     --------------
Machinery -- 2.5%
Deere & Co., Inc. ..........................................       420,120           $   19,246,747
Ingersoll Rand Co. .........................................       257,000               10,761,875
W.W. Grainger, Inc. ........................................       422,400               15,417,600
                                                                                     --------------
                                                                                     $   45,426,222
                                                                                     --------------
Medical and Health Products -- 1.0%
American Home Products Corp. ...............................       208,330           $   13,239,371
Baxter International, Inc. .................................        15,500                1,368,844
Bristol-Myers Squibb Co. ...................................        58,300                4,310,556
                                                                                     --------------
                                                                                     $   18,918,771
                                                                                     --------------
Metals and Minerals -- 1.4%
Alcoa, Inc. ................................................       341,400           $   11,436,900
Phelps Dodge Corp. .........................................       252,000               14,064,750
                                                                                     --------------
                                                                                     $   25,501,650
                                                                                     --------------
Oil Services -- 2.4%
Cooper Cameron Corp.* ......................................       178,380           $   11,784,229
Halliburton Co. ............................................       125,800                4,560,250
Kerr McGee Corp. ...........................................        72,910                4,880,413
Noble Drilling Corp.* ......................................       327,930               14,244,459
Schlumberger Ltd. ..........................................       116,100                9,280,744
                                                                                     --------------
                                                                                     $   44,750,095
                                                                                     --------------
Oils -- 3.8%
Apache Corp. ...............................................       127,100           $    8,904,944
Coastal Corp. ..............................................       188,700               16,664,569
Conoco, Inc., "A" ..........................................       118,500                3,392,062
Exxon Mobil Corp. ..........................................       226,978               19,732,900
Occidental Petroleum Corp. .................................       625,580               15,170,315
Transocean Sedco Forex, Inc. ...............................       135,100                6,214,600
                                                                                     --------------
                                                                                     $   70,079,390
                                                                                     --------------


34-TRS

Issuer                                                             Shares                Value
U.S. Stocks -- continued
Printing and Publishing -- 0.9%
Gannett Co., Inc. ..........................................       150,200           $    9,471,988
New York Times Co. .........................................       170,000                6,810,625
                                                                                     --------------
                                                                                     $   16,282,613
                                                                                     --------------
Railroads -- 0.6%
Burlington Northern Santa Fe Railway Co. ...................       370,850           $   10,499,691
                                                                                     --------------
Real Estate Investment Trusts -- 0.4%
Equity Residential Properties Trust ........................       117,700           $    6,510,281
                                                                                     --------------
Restaurants and Lodging -- 0.3%
MGM Mirage, Inc.* ..........................................       168,320           $    4,744,520
                                                                                     --------------
Retail -- 1.3%
Costco Wholesale Corp.* ....................................        89,200           $    3,562,425
Gap, Inc. ..................................................       250,770                6,394,635
Home Depot, Inc. ...........................................        91,300                4,171,269
Office Depot, Inc.* ........................................       290,840                2,072,235
Wal-Mart Stores, Inc. ......................................       155,230                8,246,593
                                                                                     --------------
                                                                                     $   24,447,157
                                                                                     --------------
Supermarkets -- 1.9%
Kroger Co.* ................................................       702,840           $   19,020,607
Safeway, Inc.* .............................................       268,630               16,789,375
                                                                                     --------------
                                                                                     $   35,809,982
                                                                                     --------------
Telecommunications -- 3.9%
Alltel Corp. ...............................................       290,600           $   18,144,337
AT&T Corp. .................................................        86,000                1,488,875
CenturyTel, Inc. ...........................................        98,300                3,514,225
Lucent Technologies, Inc. ..................................        47,900                  646,650
SBC Communications, Inc. ...................................       348,606               16,645,937
Sprint Corp. ...............................................       244,400                4,964,375
Verizon Communications .....................................       507,912               25,459,089
                                                                                     --------------
                                                                                     $   70,863,488
                                                                                     --------------
Telecommunications and Cable -- 0.7%
Comcast Corp., "A"* ........................................       300,630           $   12,551,303
                                                                                     --------------
Utilities -- Electric -- 3.4%
CMS Energy Corp. ...........................................        30,800           $      975,975
Dominion Resources, Inc. ...................................       209,400               14,029,800
Duke Energy Corp. ..........................................        74,200                6,325,550
Exelon Corp. ...............................................        83,300                5,848,493
NiSource, Inc. .............................................       701,236               21,563,007
Pinnacle West Capital Corp. ................................       126,700                6,034,087
Progress Energy, Inc. ......................................       148,100                7,284,669
                                                                                     --------------
                                                                                     $   62,061,581
                                                                                     --------------
Utilities -- Gas -- 1.1%
National Fuel Gas Co. ......................................       252,000           $   15,860,250
WGL Holdings, Inc. .........................................        29,800                  907,038
Williams Cos., Inc. ........................................       102,200                4,081,612
                                                                                     --------------
                                                                                     $   20,848,900
                                                                                     --------------
    Total U.S. Stocks ....................................................           $  888,639,136
                                                                                     --------------
Foreign Stocks -- 5.9%
Canada -- 0.1%
Nortel Networks Corp.
  (Telecommunications) .....................................        93,700           $    3,004,256
                                                                                     --------------
Netherlands -- 3.1%
Akzo Nobel N.V. (Chemicals) ................................       494,320           $   26,547,499
ING Groep N.V. (Financial Services)* .......................        93,053                7,433,225
Royal Dutch Petroleum Co., ADR (Oils) ......................       375,200               22,723,050
                                                                                     --------------
                                                                                     $   56,703,774
                                                                                     --------------
Switzerland -- 1.3%
Nestle S.A.
  (Food and Beverage Products) .............................         5,182           $   12,088,348
Novartis AG
  (Medical and Health Products) ............................         6,601               11,671,109
                                                                                     --------------
                                                                                     $   23,759,457
                                                                                     --------------
United Kingdom -- 1.4%
BP Amoco PLC, ADR (Oils) ...................................       150,320           $    7,196,570
Diageo PLC
  (Food and Beverage Products)* ............................     1,030,115               11,548,616
HSBC Holdings PLC
  (Banks and Credit Cos.)* .................................       493,014                7,259,028
                                                                                     --------------
                                                                                     $   26,004,214
                                                                                     --------------
    Total Foreign Stocks .................................................           $  109,471,701
                                                                                     --------------
    Total Stocks (Identified Cost, $861,813,437) .........................           $  998,110,837
                                                                                     --------------
Bonds -- 37.0%

                                                              Principal Amount
                                                                (000 Omitted)
U.S. Bonds -- 20.8%
Aerospace -- 0.1%
Boeing Capital Corp., 7.375s, 2010 .........................       $ 2,247           $    2,418,401
                                                                                     --------------
Airlines -- 0.2%
Jet Equipment Trust, 9.41s, 2010## .........................       $   972           $    1,081,933
Jet Equipment Trust, 8.64s, 2012## .........................           865                  903,158
Jet Equipment Trust, 11.44s, 2014##  .......................         1,200                1,340,736
Jet Equipment Trust, 10.69s, 2015##  .......................         1,000                1,097,570
                                                                                     --------------
                                                                                     $    4,423,397
                                                                                     --------------
Automotive -- 1.5%
DaimlerChrysler, 6.63s, 2001 ...............................       $ 5,052           $    5,052,657
Ford Motor Credit Co., 7.6s, 2005 ..........................        11,511               11,838,833
Ford Motor Credit Co., 7.375s, 2009  .......................         3,022                3,014,385
General Motors Acceptance Corp.,
  7.5s, 2005 ...............................................         6,125                6,301,155
General Motors Corp., 9.4s, 2021 ...........................         1,187                1,377,003
                                                                                     --------------
                                                                                     $   27,584,033
                                                                                     --------------
Banks and Credit Companies -- 1.1%
BCH Cayman Island Ltd., 7.7s, 2006 .........................       $ 2,573           $    2,677,592
Beaver Valley Funding Corp. II, 9s, 2017 ...................           464                  500,234
Capital One Financial Corp.,
  7.25s, 2003 ..............................................         1,500                1,445,056
Chase Manhattan Corp., 6.75s, 2004 .........................         3,798                3,844,753
Colonial Capital II, 8.92s, 2027 ...........................         1,115                  967,322
Midamerican Funding LLC, 5.85s, 2001 .......................         2,810                2,805,001
Midamerican Funding LLC,
  6.927s, 2029 .............................................         3,553                3,206,718
Midland Cogeneration Venture Corp.,
  10.33s, 2002 .............................................           283                  287,516
Midland Funding Corp., 10.33s, 2002  .......................         1,851                1,880,159
Socgen Real Estate Co., 7.64s, 2049## ......................         1,137                1,103,538
State Street Corp., 7.65s, 2010 ............................           896                  957,286
                                                                                     --------------
                                                                                     $   19,675,175
                                                                                     --------------
Conglomerates -- 0.3%
News America Holdings, Inc.,
  6.625s, 2008 .............................................       $ 2,291           $    2,163,872
News America Holdings, Inc.,
  6.703s, 2034 .............................................         3,822                3,755,650
                                                                                     --------------
                                                                                     $    5,919,522
                                                                                     --------------


                                                                          35-TRS

                                                              Principal Amount
Issuer                                                          (000 Omitted)             Value
U.S. Bonds -- continued
Corporate Asset Backed -- 3.6%
American Airlines Pass-Through Trust,
  6.855s, 2009 .............................................       $ 1,421           $    1,444,437
Banamex Credit Card Merchant Voucher,
  6.25s, 2003## ............................................         1,274                1,271,298
BCF LLC, 7.75s, 2026## .....................................           462                  302,047
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008 .............................         3,303                3,380,045
Beneficial Home Equity Loan Trust,
  6.735s, 2037 .............................................         4,007                3,992,739
Chase Commercial Mortgage Securities
  Corp., 6.39s, 2008 .......................................         2,480                2,489,354
Chase Commercial Mortgage Securities
  Corp., 7.543s, 2009 ......................................           979                1,030,867
Commerce 2000, 6.84s, 2011 .................................         3,125                3,125,000
Commerce 2000, 7.01s, 2011## ...............................         1,764                1,764,801
Commercial Mortgage Acceptance
  Corp., 5.44s, 2013 .......................................         2,500                1,706,055
Contimorgage Home Equity, 6.13s, 2013 ......................           458                  455,679
Continental Airlines Pass-Through Trust,
  Inc., 9.5s, 2013 .........................................           736                  802,680
Continental Airlines Pass-Through Trust,
  Inc., 6.648s, 2017 .......................................         3,387                3,344,186
Continental Airlines Pass-Through Trust,
  Inc., 7.256s, 2020 .......................................         1,813                1,829,412
Criimi Mae Commercial Mortgage Trust,
  7s, 2011 .................................................         1,630                1,557,414
Criimi Mae Corp., 6.701s, 2008## ...........................         1,272                1,236,225
CWMBS, Inc. Pass-Through Trust,
  8s, 2030 .................................................         5,259                5,413,857
GS Mortgage Securities Corp. II,
  6.06s, 2030 ..............................................         5,068                5,050,589
Istar Receivables Trust, 6.918s, 2022 ......................           727                  726,278
Merrill Lynch Mortgage Investors, Inc.,
  8.49s, 2022+ .............................................           514                  499,222
Northwest Airlines, Inc., 6.81s, 2020 ......................           861                  833,124
Residential Accredit Loans, Inc.,
  6.75s, 2028 ..............................................         6,300                6,189,750
Residential Accredit Loans, Inc.,
  7s, 2028 .................................................         3,000                2,971,608
Summit Acceptance Auto Investment
  LLC, 7.51s, 2007 .........................................         1,600                1,650,500
Time Warner Pass-Through Asset Trust,
  6.1s, 2001## .............................................        13,202               13,141,799
                                                                                     --------------
                                                                                     $   66,208,966
                                                                                     --------------
Electrical Equipment -- 0.2%
American Tower Corp., 5s, 2010## ...........................       $ 2,870           $    2,608,112
American Tower Corp., 5s, 2010 .............................         1,000                  915,000
                                                                                     --------------
                                                                                     $    3,523,112
                                                                                     --------------
Entertainment -- 0.5%
Hearst Argyle Television, Inc., 7.5s, 2027 .................       $ 1,822           $    1,568,943
Time Warner, Inc., 10.15s, 2012 ............................         5,186                6,350,568
Time Warner, Inc., 6.875s, 2018 ............................         1,325                1,259,982
                                                                                     --------------
                                                                                     $    9,179,493
                                                                                     --------------
Finance -- 0.1%
Countrywide Funding Corp., 6.25s, 2009 .....................       $ 1,885           $    1,767,564
                                                                                     --------------
Financial Institutions -- 2.1%
Associates Corp., 5.5s, 2004 ...............................       $ 3,630           $    3,535,221
AT&T Capital Corp., 6.25s, 2001 ............................         5,143                5,130,965
FleetBoston Financial Corp., 7.25s, 2005 ...................         1,861                1,913,741
General Motors Acceptance Corp.,
  6.75s, 2002 ..............................................         3,642                3,664,034
General Motors Acceptance Corp.,
  5.95s, 2003 ..............................................         5,481                5,396,932
Goldman Sachs Group LP, 5.9s, 2003## .......................         3,400                3,362,532
GS Escrow Corp., 6.75s, 2001 ...............................         5,982                5,938,541
Household Finance Corp., 7.875s, 2007 ......................         4,235                4,450,350
Salton Sea Funding Corp., 7.84s, 2010 ......................         2,325                2,336,555
Salton Sea Funding Corp., 8.3s, 2011 .......................           403                  414,947
Sunamerica Institutional, 5.75s, 2009 ......................         2,804                2,659,538
                                                                                     --------------
                                                                                     $   38,803,356
                                                                                     --------------
Financial Services -- 3.0%
AIG Sunamerica Global Financing II,
  7.6s, 2005 ...............................................       $ 3,135           $    3,310,874
AIG Sunamerica, 7.4s, 2003## ...............................         4,233                4,354,724
Citigroup, Inc., 7.25s, 2010 ...............................         6,975                7,214,173
Deere (John) Capital Corp., 7s, 2002 .......................         1,816                1,842,005
General Electric Capital Corp.,
  7.5s, 2005 ...............................................         3,643                3,865,733
General Electric Capital Corp.,
  8.7s, 2007 ...............................................         2,250                2,534,233
General Electric Capital Corp.,
  8.75s, 2007 ..............................................           904                1,028,734
General Electric Capital Corp.,
  8.85s, 2007 ..............................................         1,325                1,510,898
General Electric Capital Corp.,
  8.5s, 2008 ...............................................         1,582                1,801,059
Lehman Brothers Holdings, 7.75s, 2005 ......................         5,657                5,858,050
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.613s, 2030 ..............................         1,179                1,193,222
Morgan Stanley Group, Inc.,
  7.125s, 2003 .............................................         3,170                3,226,838
Nisource Finance Corp., 7.875s, 2010## .....................         5,989                6,264,254
Sprint Capital Corp., 6.5s, 2001 ...........................         4,994                4,992,352
Sprint Capital Corp., 5.875s, 2004 .........................         6,453                6,196,751
                                                                                     --------------
                                                                                     $   55,193,900
                                                                                     --------------
Food and Beverage Products
Nabisco, Inc., 6.375s, 2035 ................................       $   704           $      682,831
                                                                                     --------------
Forest and Paper Products -- 0.2%
Georgia-Pacific Corp., 9.875s, 2021  .......................       $ 2,825           $    2,511,736
Georgia-Pacific Corp., 9.5s, 2022 ..........................         2,240                1,954,848
                                                                                     --------------
                                                                                     $    4,466,584
                                                                                     --------------
Housing -- 0.1%
Residential Funding Mortgage Securities,
  Inc., 7.66s, 2012 ........................................       $ 1,032           $    1,060,163
                                                                                     --------------
Insurance -- 0.5%
Aflac, Inc., 6.5s, 2009 ....................................       $ 6,601           $    6,358,611
Atlantic Mutual Insurance Co.,
  8.15s, 2028## ............................................         3,331                2,403,850
                                                                                     --------------
                                                                                     $    8,762,461
                                                                                     --------------
Media -- 0.3%
Chancellor Media Corp., 8.125s, 2007 .......................       $ 2,795           $    2,812,469
CSC Holdings, Inc., 8.125s, 2009 ...........................         2,328                2,338,673
                                                                                     --------------
                                                                                     $    5,151,142
                                                                                     --------------
Medical and Health Products -- 0.1%
The Healthcare Co., 8.75s, 2010 ............................       $   955           $    1,005,138
                                                                                     --------------


36-TRS

                                                              Principal Amount
Issuer                                                          (000 Omitted)             Value
U.S. Bonds -- continued
Medical and Health Technology and Services
Tenet Healthcare Corp., 8s, 2005 ...........................       $   930           $      941,625
                                                                                     --------------
Oil Services -- 0.2%
Phillips Petroleum Co., 8.5s, 2005 .........................       $ 1,968           $    2,129,081
Ultramar Diamond Shamrock Corp.,
  7.2s, 2017 ...............................................         1,680                1,617,823
                                                                                     --------------
                                                                                     $    3,746,904
                                                                                     --------------
Oils -- 0.3%
Alberta Energy Ltd., 7.65s, 2010 ...........................       $ 1,844           $    1,945,402
Alberta Energy Ltd., 8.125s, 2030 ..........................         1,365                1,456,864
Occidental Petroleum Corp., 6.4s, 2003 .....................         2,700                2,702,754
                                                                                     --------------
                                                                                     $    6,105,020
                                                                                     --------------
Printing and Publishing -- 0.1%
News America Holdings, Inc.,
  7.3s, 2028 ...............................................       $ 1,559           $    1,256,289
                                                                                     --------------
Railroads -- 0.2%
Union Pacific Corp., 5.78s, 2001 ...........................       $ 1,289           $    1,279,010
Union Pacific Corp., 6.34s, 2003 ...........................         2,087                2,080,990
                                                                                     --------------
                                                                                     $    3,360,000
                                                                                     --------------
Real Estate -- 0.2%
EOP Operating Ltd., 7.75s, 2007 ............................       $ 3,327           $    3,410,841
EOP Operating Ltd., 8.1s, 2010 .............................         1,072                1,125,589
                                                                                     --------------
                                                                                     $    4,536,430
                                                                                     --------------
Restaurants and Lodging -- 0.3%
MGM Mirage, Inc., 8.5s, 2010 ...............................       $ 5,409           $    5,554,286
                                                                                     --------------
Retail -- 0.3%
Federated Department Stores, Inc.,
  8.5s, 2003 ...............................................       $ 4,793           $    4,893,941
                                                                                     --------------
Telecommunications -- 0.7%
Cox Communications, Inc., 7.75s, 2010 ......................       $   832           $      861,278
Qwest Corp., 7.625s, 2003 ..................................         3,029                3,080,157
TCI Communications Financing III,
  9.65s, 2027 ..............................................         5,766                6,227,222
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006 ..............................................         1,716                1,673,596
WorldCom, Inc., 8.875s, 2006 ...............................         1,600                1,652,736
                                                                                     --------------
                                                                                     $   13,494,989
                                                                                     --------------
Telecommunications and Cable -- 0.2%
Belo Ah Corp., 7.25s, 2027 .................................       $   783           $      644,315
Belo Ah Corp., 7.75s, 2027 .................................         2,533                2,212,550
                                                                                     --------------
                                                                                     $    2,856,865
                                                                                     --------------
Telecom -- Wire Line -- 0.4%
Liberty Media Corp., 8.25s, 2030 ...........................       $   781           $      712,538
Qwest Capital Funding, Inc.,
  7.75s, 2006## ............................................         5,731                5,970,671
                                                                                     --------------
                                                                                     $    6,683,209
                                                                                     --------------
Utilities -- Electric -- 3.2%
CalEnergy Co., Inc., 7.23s, 2005 ...........................       $     5           $        5,097
Cleveland Electric Illuminating Co.,
  7.88s, 2017 ..............................................         1,867                1,904,434
Cleveland Electric Illuminating Co.,
  9s, 2023 .................................................         1,426                1,494,020
CMS Energy Corp., 8s, 2011 .................................         2,132                2,125,257
Commonwealth Edison Co., 8.5s, 2022  .......................         2,159                2,254,795
Connecticut Light & Power Co.,
  7.875s, 2001 .............................................           388                  389,893
Connecticut Light & Power Co.,
  8.59s, 2003 ..............................................         3,000                3,047,190
Connecticut Light & Power Co.,
  7.875s, 2024 .............................................         2,500                2,512,500
Dominion Resources, Inc., 8.125s, 2010 .....................         1,992                2,153,173
Entergy Mississippi, Inc., 6.2s, 2004 ......................         1,620                1,575,045
GGIB Funding Corp., 7.43s, 2011 ............................         1,092                1,097,951
Gulf States Utilities Co., 8.25s, 2004 .....................           816                  854,678
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..............................................           532                  529,424
Niagara Mohawk Power Corp.,
  7.25s, 2002 ..............................................         2,358                2,369,847
Niagara Mohawk Power Corp.,
  7.75s, 2006 ..............................................         5,437                5,701,238
Niagara Mohawk Power Corp.,
  8.77s, 2018 ..............................................         2,935                3,089,528
North Atlantic Energy, 9.05s, 2002 .........................           558                  565,845
Northeast Utilities, 8.58s, 2006 ...........................         1,832                1,854,979
NRG Energy, Inc., 8.7s, 2005## .............................         1,340                1,385,241
NRG Energy South Central,
  8.962s, 2016## ...........................................         1,818                1,929,649
NSTAR Co., 8s, 2010 ........................................         1,715                1,803,923
PNPP II Funding Corp., 9.12s, 2016 .........................         1,795                1,941,777
PP&L, Inc., 6.125s, 2001 ...................................         3,000                2,994,300
Texas Utilities Co., 5.94s, 2001 ...........................         1,472                1,462,344
Toledo Edison Co., 9.5s, 2001 ..............................           340                  341,867
Toledo Edison Co., 7.875s, 2004 ............................         1,505                1,562,972
TXU Eastern Funding Co., 6.15s, 2002 .......................         1,094                1,078,728
Utilicorp United, Inc., 7s, 2004 ...........................         1,012                1,000,018
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ..............................................         3,201                3,266,141
Wisconsin Electric Power Co.,
  6.625s, 2002 .............................................         6,105                6,132,106
                                                                                     --------------
                                                                                     $   58,423,960
                                                                                     --------------
Utilities -- Gas -- 0.8%
Coastal Corp., 6.2s, 2004 ..................................       $ 4,446           $    4,405,452
Enron Corp., 7.875s, 2003 ..................................         1,404                1,458,138
Sonat, Inc., 7.625s, 2011 ..................................         3,469                3,612,270
Tennessee Gas Pipeline Co.,
  7.625s, 2037 .............................................         2,882                2,865,688
Texas Gas Transmission Corp.,
  7.25s, 2027 ..............................................         1,700                1,631,810
Williams Gas Pipelines Central, Inc.,
  7.375s, 2006## ...........................................         1,087                1,125,154
                                                                                     --------------
                                                                                     $   15,098,512
                                                                                     --------------
    Total U.S. Bonds .....................................................           $  382,777,268
                                                                                     --------------
U.S. Federal Agencies -- 4.5%
Federal National Mortgage Assn.,
  5.722s, 2009 .............................................       $ 5,090           $    4,949,754
Federal National Mortgage Assn.,
  6s, 2005 .................................................         3,518                3,556,487
Federal National Mortgage Assn.,
  6.625s, 2002 - 2009 ......................................         7,945                8,229,938
Federal National Mortgage Assn., 7s,
  2029 - 2030 ..............................................        19,056               19,086,228
Federal National Mortgage Assn.,
  7.25s, 2010 ..............................................        27,450               29,809,053
Federal National Mortgage Assn.,
  7.5s, 2030 - 2030 ........................................        17,039               17,289,213
                                                                                     --------------
    Total U.S. Federal Agencies ..........................................           $   82,920,673
                                                                                     --------------


                                                                          37-TRS

                                                              Principal Amount
Issuer                                                          (000 Omitted)             Value
U.S. Government Guaranteed -- 11.2%
Government National Mortgage Assn.,
  7s, 2027 - 2028 ..........................................       $10,737           $   10,783,844
Government National Mortgage Assn.,
  7.5s, 2024 - 2028 ........................................        28,829               29,325,234
Government National Mortgage Assn.,
  8s, 2022 - 2030 ..........................................        66,147               67,897,171
U.S. Treasury Bonds, 6.125s, 2029 ..........................        19,120               20,796,059
U.S. Treasury Bonds, 6.25s, 2030 ...........................         2,717                3,031,140
U.S. Treasury Bonds, 9.875s, 2015 ..........................        28,456               40,990,014
U.S. Treasury Notes, 4.25s, 2010 ...........................         6,825                7,091,990
U.S. Treasury Notes, 5.75s, 2005 - 2010 ....................         8,181                8,515,785
U.S. Treasury Notes, 6.5s, 2010 ............................         4,322                4,728,527
U.S. Treasury Notes, 6.75s, 2005 ...........................        12,025               12,810,353
                                                                                     --------------
    Total U.S. Government Guaranteed .....................................           $  205,970,117
                                                                                     --------------
Foreign Bonds -- 0.5%
Canada -- 0.2%
AT&T Canada, Inc., 0s to 2003,
  9.95s to 2008 (Telecommunications) .......................       $   639           $      522,587
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oils) .......................................         2,445                2,474,487
                                                                                     --------------
                                                                                     $    2,997,074
                                                                                     --------------
Mexico -- 0.1%
United Mexican States, 9.875s, 2010  .......................       $ 2,622           $    2,821,272
                                                                                     --------------
Netherlands -- 0.2%
Koninklijke KPN, 8.375s, 2030
  (Telecommunications) .....................................       $   803           $      734,705
KPN NV, 8s, 2010
  (Telecommunications)## ...................................           668                  645,455
Telefonica Europe BV, 7.35s, 2005
  (Utilities - Telephone) ..................................         2,432                2,456,952
                                                                                     --------------
                                                                                     $    3,837,112
                                                                                     --------------
Norway
Union Bank of Norway, 7.35s, 2049
  (Banks and Credit Cos.)## ................................       $   727           $      730,613
                                                                                     --------------
    Total Foreign Bonds ..................................................           $  10,386,071
                                                                                     --------------
    Total Bonds (Identified Cost, $672,935,629)  .........................           $  682,054,129
                                                                                     --------------
Convertible Preferred Stocks -- 0.6%

                                                                    Shares
Containers
Owens-Illinois, Inc., 4.75% ................................        49,600           $      644,800
                                                                                     --------------
Telecommunications -- 0.2%
Cox Communications, Inc., 7.75% ............................        79,300           $    4,004,650
                                                                                     --------------
Utilities -- Electric -- 0.4%
NiSource, Inc., 7.75% ......................................        77,300           $    4,188,694
TXU Corp., 9.25% ...........................................        61,500                3,101,906
                                                                                     --------------
                                                                                     $    7,290,600
                                                                                     --------------
    Total Convertible Preferred Stocks
      (Identified Cost, $13,399,064) .....................................           $   11,940,050
                                                                                     --------------
Convertible Bond -- 0.2%

                                                              Principal Amount
                                                                (000 Omitted)
Conglomerates -- 0.2%
Loews Corp., 3.125s, 2007
  (Identified Cost $3,446,830) .............................       $ 4,000           $    3,525,000
                                                                                     --------------
CVS Corp.,* (Identified Cost, $743,205) ....................        11,000           $    1,097,937
                                                                                     --------------
Short-Term Obligations -- 7.6%

                                                              Principal Amount
                                                                (000 Omitted)
Bank of America, due 1/02/01 ...............................       $ 9,542           $    9,542,000
Federal Home Loan Bank, due 1/02/01  .......................        72,813               72,801,370
Goldman Sachs Group LP, due 1/09/01  .......................         4,128                4,121,992
Merck & Co., Inc., due 1/03/01 .............................        13,190               13,185,200
Old Line Funding Corp., due 1/10/01  .......................         1,873                1,869,816
Pitney Bowes, Inc., due 1/02/01 ............................        20,000               19,996,361
Receivables Capital Corp., due 1/29/01 .....................        17,992               17,900,201
                                                                                     --------------
    Total Short-Term Obligations, at Amortized Cost ......................           $  139,416,940
                                                                                     --------------
    Total Investments
      (Identified Cost, $1,691,755,105) ..................................           $1,836,144,893
                                                                                     --------------
Other Assets,
  Less Liabilities -- 0.3% ...............................................                5,440,904
                                                                                     --------------
    Net Assets -- 100.0% .................................................           $1,841,585,797
                                                                                     ==============

           See portfolio footnotes and notes to financial statements.


38-TRS

Portfolio of Investments -- December 31, 2000
Utilities Series
Stocks -- 71.1%

Issuer                                                            Shares                 Value
U.S. Stocks -- 60.1%
Business Services -- 0.5%
Nextel Partners, Inc.* .....................................      203,500            $  3,421,344
                                                                                     ------------
Cellular Telephones -- 1.3%
Sprint Corp. (PCS Group)* ..................................      322,900            $  6,599,269
Voicestream Wireless Corp.* ................................       12,900               1,298,062
                                                                                     ------------
                                                                                     $  7,897,331
                                                                                     ------------
Computer Software -- Systems -- 0.1%
Digex, Inc.* ...............................................       21,000            $    472,500
                                                                                     ------------
Energy -- 3.4%
Dynegy, Inc. ...............................................       74,400            $  4,171,050
Energy East Corp. ..........................................      406,000               7,993,125
NRG Energy, Inc.* ..........................................      329,500               9,164,219
                                                                                     ------------
                                                                                     $ 21,328,394
                                                                                     ------------
Internet -- 1.2%
XO Communications, Inc.* ...................................      418,000            $  7,445,625
                                                                                     ------------
Oils -- 2.8%
Coastal Corp. ..............................................      200,600            $ 17,715,487
                                                                                     ------------
Special Products and Services -- 1.0%
MCN Energy Group, Inc. .....................................      233,000            $  6,451,187
                                                                                     ------------
Telecommunications -- 13.5%
Allegiance Telecom, Inc.* ..................................      274,950            $  6,121,934
Alltel Corp. ...............................................      206,300              12,880,856
AT&T Corp., "A"* ...........................................       72,400                 981,925
BroadWing, Inc.* ...........................................      186,667               4,258,341
Cox Communications, Inc.* ..................................       48,200               2,244,312
General Motors Corp., "H"* .................................       90,700               2,086,100
McLeodUSA, Inc., "A"* ......................................      154,000               2,175,250
Metromedia Fiber Network, Inc., "A"*  ......................      219,484               2,222,276
NTL, Inc.* .................................................       87,370               2,091,419
Qwest Communications International, Inc.* ..................      496,100              20,340,100
SBC Communications, Inc. ...................................      194,657               9,294,872
Time Warner Telecom, Inc.* .................................       22,700               1,440,031
UnitedGlobalCom, Inc.* .....................................       73,980               1,007,978
Verizon Communications .....................................      293,050              14,689,131
Williams Communications Group, Inc.*  ......................       61,900                 727,325
Winstar Communications, Inc.* ..............................      103,150               1,205,566
                                                                                     ------------
                                                                                     $ 83,767,416
                                                                                     ------------
Telecommunications and Cable -- 1.2%
Comcast Corp., "A"* ........................................      176,000            $  7,348,000
                                                                                     ------------
Utilities -- Electric -- 23.6%
AES Corp.* .................................................      244,300            $ 13,528,112
Allegheny Energy, Inc. .....................................       28,000               1,349,250
Atmos Energy Corp. .........................................      235,100               5,730,563
Calpine Corp.* .............................................      299,800              13,509,737
Constellation Energy Group, Inc. ...........................      129,600               5,840,100
Edison International .......................................      550,400               8,600,000
El Paso Electric Co.* ......................................      101,700               1,342,440
Entergy Corp. ..............................................       84,300               3,566,944
Exelon Corp. ...............................................      243,600              17,103,156
FPL Group, Inc. ............................................       32,300               2,317,525
Keyspan Corp. ..............................................      235,200               9,966,600
Montana Power Co. ..........................................      242,600               5,033,950
NiSource, Inc. .............................................      536,353              16,492,855
Northeast Utilities Co. ....................................      176,700               4,284,975
NSTAR Co. ..................................................       30,600               1,311,975
Orion Power Holdings, Inc.* ................................      191,500               4,715,688
PG&E Corp. .................................................      163,800               3,276,000
Pinnacle West Capital Corp. ................................      178,600               8,505,825
Public Service Co. of New Mexico ...........................        1,700                  45,581
Public Service Enterprise Group ............................      261,100              12,695,987
Reliant Energy, Inc. .......................................      121,400               5,258,138
Wisconsin Energy Corp. .....................................      100,500               2,267,531
                                                                                     ------------
                                                                                     $146,742,932
                                                                                     ------------
Utilities -- Gas -- 11.5%
AGL Resources, Inc. ........................................       95,100            $  2,098,144
El Paso Energy Corp. .......................................      168,300              12,054,487
Energen Corp. ..............................................      110,900               3,569,594
Enron Corp. ................................................      149,600              12,435,500
Kinder Morgan, Inc. ........................................      141,300               7,374,094
MDU Resources Group, Inc. ..................................      162,100               5,268,250
National Fuel Gas Co. ......................................       65,200               4,103,525
NICOR, Inc. ................................................      166,600               7,195,038
Williams Companies., Inc. ..................................      443,400              17,708,287
                                                                                     ------------
                                                                                     $ 71,806,919
                                                                                     ------------
    Total U.S. Stocks ...................................................            $374,397,135
                                                                                     ------------
Foreign Stocks -- 11.0%
Australia -- 0.5%
Cable & Wireless Optus Ltd.
  (Telecommunications) .....................................    1,436,100            $  2,970,848
                                                                                     ------------
Bermuda -- 0.9%
Global Crossing Ltd.
  (Telecommunications)* ....................................      389,800            $  5,579,012
                                                                                     ------------
Canada -- 0.8%
BCE, Inc. (Telecommunications) .............................      164,500            $  4,760,219
Telesystem International Wireless, Inc.
  (Telecommunications)* ....................................       79,300                 406,412
                                                                                     ------------
                                                                                     $  5,166,631
                                                                                     ------------
China -- 1.0%
China Mobile Ltd. (Telecommunications)* ....................      820,500            $  4,481,652
China Mobile Ltd., ADR
  (Telecommunications)* ....................................       52,500               1,424,062
                                                                                     ------------
                                                                                     $  5,905,714
                                                                                     ------------
Germany -- 0.7%
VEBA AG (Oil and Gas) ......................................       69,600            $  4,234,515
                                                                                     ------------
Hungary -- 0.4%
Magyar Tavkozlesi Rt., ADR
  (Telecommunications)* ....................................      109,400            $  2,235,863
                                                                                     ------------
Israel -- 0.4%
Partner Communications Co. Ltd., ADR
  (Cellular Telephones)* ...................................      472,450            $  2,775,644
                                                                                     ------------
Japan -- 0.6%
Tokyo Gas Co. Ltd. (Gas) ...................................    1,313,000            $  3,883,392
                                                                                     ------------
Mexico -- 1.0%
Telefonos de Mexico S.A., ADR
  (Telecommunications) .....................................      140,410            $  6,336,001
                                                                                     ------------
Netherlands -- 0.6%
Completel Europe N.V.
  (Telecommunications)* ....................................      161,450            $    556,319
Completel Europe N.V.
  (Telecommunications)* ....................................       36,880                 131,385
Libertel N.V.
  (Cellular Telecommunications)* ...........................      178,500               2,002,744
United Pan-Europe Communications N.V.
  (Telecommunications and Cable)* ..........................       98,500               1,006,200
                                                                                     ------------
                                                                                     $  3,696,648
                                                                                     ------------


                                                                          39-UTS

Issuer                                                            Shares                 Value
Foreign Stocks -- continued
Spain -- 2.3%
Telefonica de Espana S.A., ADR
  (Telecommunications) .....................................      141,091            $  7,054,550
Telefonica S.A. (Telecommunications)* ......................       72,400               1,196,384
Union Electrica Fenosa S.A.
  (Utilities -- Electric) ..................................      332,800               6,108,710
                                                                                     ------------
                                                                                     $ 14,359,644
                                                                                     ------------
Sweden -- 0.1%
Tele1 Europe Holdings AB
  (Telecommunications)* ....................................      135,180            $    651,971
Tele1 Europe Holdings AB, ADR
  (Telecommunications)* ....................................        6,800                  31,450
                                                                                     ------------
                                                                                     $    683,421
                                                                                     ------------
United Kingdom -- 1.7%
Vodafone Group PLC
  (Telecommunications)* ....................................    2,947,748            $ 10,817,447
                                                                                     ------------
    Total Foreign Stocks ................................................            $ 68,644,780
                                                                                     ------------
    Total Stocks (Identified Cost, $433,954,186) ........................            $443,041,915
                                                                                     ------------

Bonds -- 11.9%
                                                             Principal Amount
                                                               (000 Omitted)
U.S. Bonds -- 11.8%
Banks and Credit Companies -- 0.2%
Beaver Valley Funding Corp. II, 9s, 2017 ...................      $    77            $     83,013
Midamerican Funding LLC, 5.85s, 2001  ......................          874                 872,445
Midamerican Funding LLC, 6.927s, 2029 ......................          280                 252,711
Midland Funding Corp., 10.33s, 2002 ........................          339                 344,096
                                                                                     ------------
                                                                                     $  1,552,265
                                                                                     ------------
Financial Institutions -- 0.1%
Salton Sea Funding Corp., 7.84s, 2010 ......................      $   500            $    502,485
                                                                                     ------------
Financial Services -- 1.0%
Nisource Finance Corp., 7.625s, 2005  ......................      $ 5,972            $  6,155,938
                                                                                     ------------
Medical and Health Technology and Services
Tenet Healthcare Corp., 8s, 2005 ...........................      $   230            $    232,875
                                                                                     ------------
Telecommunications -- 0.5%
Intermedia Communications, Inc.,
  12.25s, 2009 .............................................      $ 3,075            $  1,537,500
Sprint Capital Corp., 7.625s, 2002 .........................          350                 350,945
Sprint Spectrum LP, 11s, 2006 ..............................          372                 400,767
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006 ..............................................           72                  70,221
Telecomunicaciones de Puerto Rico, Inc.,
  6.8s, 2009 ...............................................          175                 168,927
TXU Eastern Funding Co., 6.75s, 2009  ......................          362                 340,841
                                                                                     ------------
                                                                                     $  2,869,201
                                                                                     ------------
U.S. Federal Agencies -- 3.0%
Federal Home Loan Mortgage Corp.,
  5s, 2004 .................................................      $   155            $    152,190
Federal National Mortgage Assn.,
  6.625s, 2007 .............................................        9,653              10,073,774
Federal National Mortgage Assn.,
  7s, 2029 .................................................          479                 479,291
Federal National Mortgage Assn.,
  7.25s, 2010 ..............................................        7,275               7,900,213
                                                                                     ------------
    Total U.S. Federal Agencies .........................................            $ 18,605,468
                                                                                     ------------
U.S. Government Guaranteed -- 6.2%
Government National Mortgage
  Association -- 0.4%
GNMA, 7s, 2027 - 2028 ......................................      $   376            $    377,555
GNMA, 7.5s, 2025 - 2028 ....................................        1,279               1,301,082
GNMA, 8s, 2025 - 2030 ......................................          847                 869,916
                                                                                     ------------
                                                                                     $  2,548,553
                                                                                     ------------
U.S. Treasury Obligations -- 5.8%
U.S. Treasury Bonds, 10.375s, 2009 .........................      $ 7,860            $  9,212,156
U.S. Treasury Notes, 5.75s, 2010 ...........................       19,026              19,938,677
U.S. Treasury Notes, 5.875s, 2005 ..........................        6,597               6,823,739
                                                                                     ------------
                                                                                     $ 35,974,572
                                                                                     ------------
    Total U.S. Government Guaranteed ....................................            $ 38,523,125
                                                                                     ------------
Utilities -- Electric -- 0.8%
Connecticut Light & Power Co.,
  8.59s, 2003 ..............................................      $   250            $    253,933
Detroit Edison Co., 7.5s, 2005 .............................          932                 962,098
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..............................................          191                 190,059
Niagara Mohawk Power Corp.,
  7.75s, 2006 ..............................................          565                 592,459
Niagara Mohawk Power Corp.,
  8.77s, 2018 ..............................................          356                 374,743
NRG Energy South Central, 8.962s, 2016 .....................          177                 187,835
NSTAR Co., 8s, 2010 ........................................          557                 585,881
Southern California Edison Co., 7.2s, 2003 .................          854                 727,198
Southern California Edison Co.,
  7.625s, 2010 .............................................        1,214                 967,497
                                                                                     ------------
                                                                                     $  4,841,703
                                                                                     ------------
    Total U.S. Bonds ....................................................            $ 73,283,060
                                                                                     ------------
Foreign Bonds -- 0.1%
Canada
Gulf Canada Resources Ltd.,
  9.25s, 2004 (Oils) .......................................      $   250            $    253,015
                                                                                     ------------
Netherlands -- 0.1%
Completel Europe N.V., 0s to 2004,
  14s to 2009 (Telecommunications) .........................      $   744            $    327,360
                                                                                     ------------
    Total Foreign Bonds .................................................            $    580,375
                                                                                     ------------
    Total Bonds (Identified Cost, $71,815,264) ..........................            $ 73,863,435
                                                                                     ------------
Convertible Preferred Stocks -- 7.3%

                                                                  Shares
U.S. Stocks -- 6.3%
Oils -- 1.1%
Coastal Corp., 6.625% ......................................      139,500            $  6,922,688
                                                                                     ------------
Telecommunications -- 2.2%
Cox Communications, Inc., 0.25% ............................       36,300            $  2,046,412
Cox Communications, Inc., 7.00% ............................       69,300               4,296,600
Cox Communications, Inc., 7.75% ............................       65,300               3,297,650
DECS Trust VI, 6.25% .......................................       27,700                 633,638
UnitedGlobalCom, Inc., "C", 7.00% ..........................       70,300               1,449,937
UnitedGlobalCom, Inc., "D", 7.00% ..........................       28,710                 462,949
XO Communications, Inc., 6.5% ..............................       14,500               1,230,688
                                                                                     ------------
                                                                                     $ 13,417,874
                                                                                     ------------
Utilities -- Electric -- 2.6%
AES Trust III, 6.75% .......................................       70,200            $  6,037,200
AES Trust VII, 6.00% .......................................       48,600               3,353,400
Calpine Capital Trust, 5.75% ...............................       16,900               2,672,312
CMS Energy Corp., 8.75% ....................................      122,900               4,301,500
                                                                                     ------------
                                                                                     $ 16,364,412
                                                                                     ------------


40-UTS

Issuer                                                            Shares                 Value
U.S. Stocks -- continued
Utilities -- Telephone -- 0.4%
Williams Communications Group, Inc., 6.75% .................       94,400            $  2,666,800
                                                                                     ------------
    Total U.S. Stocks ...................................................            $ 39,371,774
                                                                                     ------------
Foreign Stocks -- 1.0%
Bermuda -- 1.0%
Global Crossing Ltd., 7.00%,
  (Telecommunications)## ...................................       21,600            $  2,664,900
Global Crossing Ltd., 7.00%
  (Telecommunications) .....................................        9,900               1,247,539
Global Crossing Ltd., 6.75%
  (Telecommunications) .....................................       14,000               2,067,296
                                                                                     ------------
                                                                                     $  5,979,735
                                                                                     ------------
    Total Foreign Stocks ................................................            $  5,979,735
                                                                                     ------------
    Total Convertible Preferred Stock
      (Identified Cost, $55,761,802) ....................................            $ 45,351,509
                                                                                     ------------
Convertible Bonds -- 3.4%

                                                             Principal Amount
                                                               (000 Omitted)
U.S. Bonds -- 3.0%
Electronics -- 1.2%
ADT Operations, Inc., 0s, 2010 .............................      $ 2,498            $  7,622,022
                                                                                     ------------
Energy -- 0.8%
Alliant Energy Resources, Inc.,
  7.25s to 2003, 2.5s to 2030 ..............................       89,100            $  4,912,083
                                                                                     ------------
Telecommunications -- 1.0%
Echostar Communications, 4.875s, 2007 ......................      $ 4,770            $  3,649,050
Liberty Media Group, 4s, 2029 ## ...........................        1,420                 937,200
NTL, Inc., 5.75s, 2009 ## ..................................        2,510               1,556,928
                                                                                     ------------
                                                                                     $  6,143,178
                                                                                     ------------
    Total U.S. Bonds ....................................................            $ 18,677,283
                                                                                     ------------
Foreign Bonds -- 0.4%
Hong Kong -- 0.1%
China Mobile Ltd., 2.25s, 2005
  (Cellular Telephones) ....................................      $   638            $    637,801
                                                                                     ------------
United Kingdom -- 0.3%
Telewest Finance Jersey Ltd., 6s, 2005
  (Entertainment)## ........................................      $ 2,591            $  1,800,745
                                                                                     ------------
    Total Foreign Bonds .................................................            $  2,438,546
                                                                                     ------------
    Total Convertible Bonds
      (Identified Cost, $17,697,326) ....................................            $ 16,203,746
                                                                                     ------------
Floating Rate Demand Note -- 0.1%
Pacific Gas & Electric Co., due 10/31/01
  (Identified Cost, $685,000) ..............................      $   685            $    616,500
                                                                                     ------------
Short-Term Obligations -- 0.3%
Goldman Sachs Group LP, due 1/09/01 ........................      $ 1,312            $  1,310,090
Old Line Funding Corp., due 1/10/01 ........................          629                 627,931
                                                                                     ------------
    Total Short-Term Obligations, at Amortized Cost .....................            $  1,938,021
                                                                                     ------------
Repurchase Agreements -- 4.9%

Goldman Sachs, dated 12/29/00,
  due 1/02/01, total to be received
  $30,711,995 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost ..................................................      $30,690            $ 30,690,000
Merrill Lynch, dated 12/29/00,
  due 1/02/01, total to be received
  $21,015 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account) .................           21                  21,000
                                                                                     ------------
    Total Repurchase Agreements, at Cost ................................            $ 30,711,000
                                                                                     ------------
    Total Investments (Identified Cost, $612,562,599) ...................            $616,638,209
                                                                                     ------------
Other Assets,
  Less Liabilities -- 1.0% ..............................................               5,926,041
                                                                                     ------------
    Net Assets -- 100.0% ................................................            $622,564,250
                                                                                     ------------

           See portfolio footnotes and notes to financial statements.

Portfolio Footnotes:

 *  Non-income producing security.
##  SEC Rule 144A restriction.
 +  Restricted Security.
++  Security valued by or at the direction of the Trustees.


                                                                          41-UTS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 2000

                                                                                                            Global
                                                           Capital          Emerging         Global       Telecommu-      Managed
Assets:                                                 Appreciation         Growth          Growth       nications       Sectors
  Investments--                                            Series            Series          Series         Series         Series
                                                       --------------    --------------   ------------    ----------    ------------
    Unaffiliated issuers, at cost ..................   $1,833,128,851    $1,245,877,394   $409,801,406    $1,680,458    $477,842,177
    Repurchase agreements, at value ................               --                --     17,161,000       306,000      42,213,000
    Unrealized appreciation (depreciation) .........      (20,582,371)      200,100,136    (16,025,224)     (304,780)     49,201,121
                                                       --------------    --------------   ------------    ----------    ------------
        Total investments, at value ................   $1,812,546,480    $1,445,977,530   $410,937,182    $1,681,678    $569,256,298
  Cash .............................................               --         1,042,317         55,067         6,456              --
  Investments of cash collateral for
    securities loaned, at identified
    cost and value .................................               --                --     26,647,819            --              --
  Foreign currency, at value
    (identified cost, $0, $0, $2,014,900,
    $0 and $0, respectively) .......................               --                --      1,982,560            --              --
  Receivable for investments sold ..................        9,475,536        19,275,385      4,025,952        17,190       4,367,659
  Receivable for series shares sold ................          481,361           515,140        111,191        15,490         321,024
  Interest and dividends receivable ................          633,667           771,316        340,568           348         363,094
  Receivable from investment adviser ...............               --                --             --        19,781              --
  Other assets .....................................              282             6,606          3,252           373           4,170
                                                       --------------    --------------   ------------    ----------    ------------
      Total assets .................................   $1,823,137,326    $1,467,588,294   $444,103,591    $1,741,316    $574,312,245
                                                       ==============    ==============   ============    ==========    ============

Liabilities:
  Payable to custodian .............................   $          478    $          506   $         --    $       --    $      2,832
  Payable for investments purchased ................        9,136,807        44,937,851      4,590,771       174,459      14,359,801
  Payable for series shares reacquired .............          768,326           746,729        209,245           882         299,037
  Collateral for securities loaned, at value .......               --                --     26,647,819            --              --
  Payable to affiliate for management fee ..........          107,558            81,954         30,390           128          33,279
  Accrued expenses and other liabilities ...........           58,219            68,334         78,633        18,458          31,716
                                                       --------------    --------------   ------------    ----------    ------------
      Total liabilities ............................   $   10,071,388    $   45,835,374   $ 31,556,858    $  193,927    $ 14,726,665
                                                       --------------    --------------   ------------    ----------    ------------
        Net assets .................................   $1,813,065,938    $1,421,752,920   $412,546,733    $1,547,389    $559,585,580
                                                       ==============    ==============   ============    ==========    ============

Net assets consist of:
  Paid-in capital ..................................   $1,293,427,972    $1,052,144,950   $310,057,750    $1,909,579    $456,400,151
  Unrealized appreciation (depreciation)
    on investments and translation of assets
    and liabilities in foreign currencies ..........      (20,577,550)      200,083,949    (16,063,962)     (304,823)     49,194,790
  Accumulated undistributed net realized
    gain (loss) on investments and
    foreign currency transactions ..................      535,013,610       169,524,021    116,250,882       (59,009)     53,990,639
  Accumulated undistributed net investment income ..        5,201,906                --      2,302,063         1,642              --
                                                       --------------    --------------   ------------    ----------    ------------
        Total ......................................   $1,813,065,938    $1,421,752,920   $412,546,733    $1,547,389    $559,585,580
                                                       ==============    ==============   ============    ==========    ============

  Shares of beneficial interest outstanding ........     43,639,884        48,496,554      22,332,039       234,331      16,779,034
                                                         ==========        ==========      ==========       =======      ==========

  Net asset value, offering price and
    redemption price per share (net
    assets / shares of beneficial
    interest outstanding) ..........................       $41.55            $29.32          $18.47          $6.60         $33.35
                                                           ======            ======          ======          =====         ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Assets and Liabilities -- December 31, 2000 -- continued

                                                      Massachusetts
                                                        Investors        Mid Cap                            Total
Assets:                                                   Trust          Growth          Research          Return        Utilities
   Investments--                                          Series         Series           Series           Series          Series
                                                      --------------   -----------    --------------   --------------   ------------
      Unaffiliated issuers, at cost ................  $2,058,825,351   $22,534,260    $1,092,204,949   $1,691,755,105   $581,851,599
      Repurchase agreements, at value ..............              --     5,040,000        38,986,000               --     30,711,000
      Unrealized appreciation (depreciation) .......     202,991,460    (1,324,099)       70,322,297      144,389,788      4,075,610
                                                      --------------   -----------    --------------   --------------   ------------
        Total investments, at value ................  $2,261,816,811   $26,250,161    $1,201,513,246   $1,836,144,893   $616,638,209
   Cash ............................................          22,953         4,604             1,947          908,819             --
   Investments of cash collateral for securities
      loaned, at identified cost and value .........              --            --        29,827,988               --     47,055,666
   Foreign currency, at value (identified cost,
      $2,210,172, $0, $0, $0 and $0, respectively) .       2,317,522            --                --               --             --
   Receivable for investments sold .................       1,257,235        62,795        17,700,763        1,773,451     13,984,314
   Receivable for series shares sold ...............         515,341       370,131           298,584          968,602        499,124
   Interest and dividends receivable ...............       1,644,414         2,754           508,806       11,412,921      2,226,536
   Receivable from investment adviser ..............              --        12,655                --               --             --
      Other assets .................................          17,231            --                --           22,768          1,987
                                                      --------------   -----------    --------------   --------------   ------------
      Total assets .................................  $2,267,591,507   $26,703,100    $1,249,851,334   $1,851,231,454   $680,405,836
                                                      ==============   ===========    ==============   ==============   ============

Liabilities:
   Payable to custodian ............................  $           --   $        --    $           --   $           --   $     73,279
   Payable for investments purchased ...............       3,154,125       124,496         9,433,431        8,289,442     10,490,446
   Payable for series shares reacquired ............         705,805            82           528,581        1,183,765        125,193
   Collateral for securities loaned, at value ......              --            --        29,827,988               --     47,055,666
   Payable to affiliate for management fee .........         103,015         1,653            69,916           99,079         36,322
   Accrued expenses and other liabilities ..........          93,182        20,483            64,312           73,371         60,680
                                                      --------------   -----------    --------------   --------------   ------------
        Total liabilities ..........................  $    4,056,127   $   146,714    $   39,924,228   $    9,645,657   $ 57,841,586
                                                      --------------   -----------    --------------   --------------   ------------
           Net assets ..............................  $2,263,535,380   $26,556,386    $1,209,927,106   $1,841,585,797   $622,564,250
                                                      ==============   ===========    ==============   ==============   ============

Net assets consist of:
   Paid-in capital .................................  $1,880,786,951   $27,834,549    $  931,306,403   $1,523,132,691   $539,107,261
   Unrealized appreciation (depreciation)
      on investments and translation of assets
      and liabilities in foreign currencies ........     202,976,068    (1,324,099)       70,309,562      144,387,460      4,076,681
   Accumulated undistributed net realized gain
      on investments and foreign currency
      transactions .................................     163,816,065         7,292       208,024,500      110,913,999     58,015,200
   Accumulated undistributed net investment income .      15,956,296        38,644           286,641       63,151,647     21,365,108
                                                      --------------   -----------    --------------   --------------   ------------
        Total ......................................  $2,263,535,380   $26,556,386    $1,209,927,106   $1,841,585,797   $622,564,250
                                                      ==============   ===========    ==============   ==============   ============
   Shares of beneficial interest outstanding .......    64,448,112      2,925,866       51,159,374       93,507,511      32,632,941
                                                        ==========      =========       ==========       ==========      ==========
   Net asset value, offering price and redemption
      price per share (net assets / shares of
      beneficial interest outstanding) .............      $35.12          $9.08           $23.65           $19.69          $19.08
                                                          ======          =====           ======           ======          ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 2000

                                                                                                           Global
                                                              Capital        Emerging         Global      Telecommu-     Managed
Net investment income (loss):                              Appreciation       Growth          Growth      nications      Sectors
   Income--                                                   Series          Series          Series       Series*        Series
                                                          -------------   -------------   -------------   ---------   -------------
      Interest .........................................  $   5,092,285   $   6,522,733   $   1,241,763   $   4,717   $   2,907,702
      Dividends ........................................     15,763,709       3,314,275       6,294,518         349       2,043,165
      Income on securities loaned ......................             --       1,056,506         228,502          --              --
      Foreign taxes withheld ...........................       (122,606)        (89,817)       (320,990)        (12)        (31,551)
                                                          -------------   -------------   -------------   ---------   -------------
        Total investment income ........................  $  20,733,388   $  10,803,697   $   7,443,793   $   5,054   $   4,919,316
                                                          -------------   -------------   -------------   ---------   -------------
   Expenses--
      Management fee ...................................  $  14,803,139   $  10,734,640   $   4,131,958   $   2,748   $   4,783,075
      Trustees' compensation ...........................         49,338          33,692          10,530          --          15,999
      Administrative fee ...............................        293,537         221,324          66,276          16          98,322
      Custodian fee ....................................        548,311         415,185         467,014       2,032         194,974
      Printing .........................................         50,169          39,360          16,096       1,201          18,337
      Auditing fees ....................................         29,984          29,664          41,310      16,500          19,084
      Legal fees .......................................          3,809             970             404         158           1,223
      Miscellaneous ....................................         10,027           3,982           9,884         622           9,590
                                                          -------------   -------------   -------------   ---------   -------------
        Total expenses .................................  $  15,788,314   $  11,478,817   $   4,743,472   $  23,277   $   5,140,604
      Fees paid indirectly .............................       (189,957)        (78,950)        (25,420)        (61)        (25,653)
      Reduction of expenses by investment adviser ......             --              --              --     (19,781)             --
                                                          -------------   -------------   -------------   ---------   -------------
        Net expenses ...................................  $  15,598,357   $  11,399,867   $   4,718,052   $   3,435   $   5,114,951
                                                          -------------   -------------   -------------   ---------   -------------
           Net investment income (loss) ................  $   5,135,031   $    (596,170)  $   2,725,741   $   1,619   $    (195,635)
                                                          -------------   -------------   -------------   ---------   -------------
Realized and unrealized gain (loss) on investments
   and foreign currency transactions:
   Realized gain (loss) (identified cost basis) --
      Investment transactions ..........................  $ 537,426,611   $ 174,149,737   $ 117,677,659   $ (59,009)  $  57,312,514
      Foreign currency transactions ....................         66,875        (129,067)       (231,978)         23          18,145
                                                          -------------   -------------   -------------   ---------   -------------
        Net realized gain (loss) on investments and
           foreign currency transactions ...............  $ 537,493,486   $ 174,020,670   $ 117,445,681   $ (58,986)  $  57,330,659
                                                          -------------   -------------   -------------   ---------   -------------
   Change in unrealized appreciation (depreciation) --
      Investments ......................................  $(776,040,981)  $(501,091,958)  $(183,014,747)  $(304,780)  $(210,625,229)
      Translation of assets and liabilities
        in foreign currencies ..........................          4,303         (22,177)        (55,479)        (43)        (23,440)
                                                          -------------   -------------   -------------   ---------   -------------
        Net unrealized loss on investments and
           foreign currency translation ................  $(776,036,678)  $(501,114,135)  $(183,070,226)  $(304,823)  $(210,648,669)
                                                          -------------   -------------   -------------   ---------   -------------
           Net realized and unrealized loss on
              investments and foreign currency .........  $(238,543,192)  $(327,093,465)  $ (65,624,545)  $(363,809)  $(153,318,010)
                                                          -------------   -------------   -------------   ---------   -------------
              Decrease in net assets from operations ...  $(233,408,161)  $(327,689,635)  $ (62,898,804)  $(362,190)  $(153,513,645)
                                                          =============   =============   =============   =========   =============

*For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations -- Year Ended December 31, 2000 -- continued

                                                          Massachusetts
                                                            Investors       Mid Cap                       Total
Net investment income (loss):                                 Trust         Growth        Research        Return        Utilities
   Income--                                                   Series        Series*        Series         Series          Series
                                                          -------------   -----------   -------------   ------------   ------------
      Interest .........................................  $   6,106,336   $    74,308   $   1,819,041   $ 55,875,900   $  5,368,699
      Dividends ........................................     23,419,811         3,909       8,112,972     19,627,693     20,101,627
      Income on securities loaned ......................        112,379            --         206,766         33,893        222,332
      Foreign taxes withheld ...........................       (354,146)           --        (161,027)      (264,798)      (117,010)
                                                          -------------   -----------   -------------   ------------   ------------
        Total investment income ........................  $  29,284,380   $    78,217   $   9,977,752   $ 75,272,688   $ 25,575,648
                                                          -------------   -----------   -------------   ------------   ------------
   Expenses--
      Management fee ...................................  $  12,221,122   $    29,679   $   8,996,050   $ 11,529,145   $  3,764,172
      Trustees' compensation ...........................         52,176            --          29,073         43,880          9,517
      Administrative fee ...............................        301,310           151         184,928        244,329         73,100
      Custodian fee ....................................        498,320         3,303         354,399        425,371        221,797
      Printing .........................................         59,635         2,006          38,914         34,006         17,855
      Auditing fees ....................................         28,864        16,500          29,514         39,064         28,864
      Legal fees .......................................          2,120           208           2,841          3,408          2,482
      Interest expense .................................         14,835            --              --             --             --
      Miscellaneous ....................................         23,548           942          16,115         11,898         62,778
                                                          -------------   -----------   -------------   ------------   ------------
        Total expenses .................................  $  13,201,930   $    52,789   $   9,651,834   $ 12,331,101   $  4,180,565
      Fees paid indirectly .............................       (125,599)         (561)        (53,942)       (96,990)       (30,945)
      Reduction of expenses by investment adviser ......             --       (12,655)             --             --             --
                                                          -------------   -----------   -------------   ------------   ------------
        Net expenses ...................................  $  13,076,331        39,573   $   9,597,892   $ 12,234,111   $  4,149,620
                                                          -------------   -----------   -------------   ------------   ------------
           Net investment income .......................  $  16,208,049   $    38,644   $     379,860   $ 63,038,577   $ 21,426,028
                                                          -------------   -----------   -------------   ------------   ------------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis) --
      Investment transactions ..........................  $ 165,252,030   $     7,292   $ 209,737,505   $112,994,799   $ 58,888,001
      Foreign currency transactions ....................       (250,962)           --         (92,715)       (18,916)       (56,098)
                                                          -------------   -----------   -------------   ------------   ------------
        Net realized gain on investments and foreign
           currency transactions .......................  $ 165,001,068   $     7,292   $ 209,644,790   $112,975,883   $ 58,831,903
                                                          -------------   -----------   -------------   ------------   ------------
   Change in unrealized appreciation (depreciation) --
      Investments ......................................  $(182,419,668)  $(1,324,099)  $(263,277,518)  $ 91,630,131   $(50,791,017)
      Translation of assets and liabilities in
         foreign currencies ............................        (12,730)           --          (8,823)          (432)            52
                                                          -------------   -----------   -------------   ------------   ------------
        Net unrealized gain (loss) on investments and
           foreign currency translation ................  $(182,432,398)  $(1,324,099)  $(263,286,341)  $ 91,629,699   $(50,790,965)
                                                          -------------   -----------   -------------   ------------   ------------
           Net realized and unrealized gain (loss) on
              investments and foreign currency .........  $ (17,431,330)  $(1,316,807)  $ (53,641,551)  $204,605,582   $  8,040,938
                                                          -------------   -----------   -------------   ------------   ------------
              Increase (decrease) in net assets
                 from operations .......................  $  (1,223,281)  $(1,278,163)  $ (53,261,691)  $267,644,159   $ 29,466,966
                                                          =============   ===========   =============   ============   ============

*For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 2000

                                                                                                           Global
                                                           Capital         Emerging         Global       Telecommu-      Managed
Increase (decrease) in net assets:                      Appreciation        Growth          Growth       nications       Sectors
From operations--                                          Series           Series          Series         Series*       Series
                                                       --------------   --------------   -------------   ----------   -------------
   Net investment income (loss) .....................  $    5,135,031   $     (596,170)  $   2,725,741   $    1,619   $    (195,635)
   Net realized gain (loss) on investments and
      foreign currency transactions .................     537,493,486      174,020,670     117,445,681      (58,986)     57,330,659
   Net unrealized loss on investments and
      foreign currency translation ..................    (776,036,678)    (501,114,135)   (183,070,226)    (304,823)   (210,648,669)
                                                       --------------   --------------   -------------   ----------   -------------
      Decrease in net assets from operations ........  $ (233,408,161)  $ (327,689,635)  $ (62,898,804)  $ (362,190)  $(153,513,645)
                                                       --------------   --------------   -------------   ----------   -------------
Distributions declared to shareholders --
   From net investment income .......................  $           --   $           --   $    (192,135)  $       --   $          --
   From net realized gain on investments and
      foreign currency transactions .................    (265,909,302)    (144,089,835)    (68,467,541)          --    (125,717,601)
                                                       --------------   --------------   -------------   ----------   -------------
      Total distributions declared to shareholders ..  $ (265,909,302)  $ (144,089,835)  $ (68,659,676)          --   $(125,717,601)
                                                       --------------   --------------   -------------   ----------   -------------
Net increase in net assets from series
   share transactions ...............................  $  190,808,887   $  449,322,723   $  92,352,315   $1,909,579   $ 153,009,267
                                                       --------------   --------------   -------------   ----------   -------------
        Total increase (decrease) in net assets .....  $ (308,508,576)  $  (22,456,747)  $ (39,206,165)  $1,547,389   $(126,221,979)
Net assets --
   At beginning of period ...........................   2,121,574,514    1,444,209,667     451,752,898           --     685,807,559
                                                       --------------   --------------   -------------   ----------   -------------
   At end of period .................................  $1,813,065,938   $1,421,752,920   $ 412,546,733   $1,547,389   $ 559,585,580
                                                       ==============   ==============   =============   ==========   =============
Accumulated undistributed net investment
   income included in net assets
   at end of period .................................  $    5,201,906   $           --   $   2,302,063   $    1,642   $          --
                                                       ==============   ==============   =============   ==========   =============

                                                       Massachusetts
                                                         Investors       Mid-Cap                          Total
Increase (decrease) in net assets:                         Trust         Growth         Research         Return         Utilities
From operations--                                          Series        Series*         Series          Series          Series
                                                       --------------  -----------   --------------   --------------   ------------
   Net investment income ............................  $   16,208,049  $    38,644   $      379,860   $   63,038,577   $ 21,426,028
   Net realized gain on investments and
      foreign currency transactions .................     165,001,068        7,292      209,644,790      112,975,883     58,831,903
   Net unrealized gain (loss) on investments
      and foreign currency translation ..............    (182,432,398)  (1,324,099)    (263,286,341)      91,629,699    (50,790,965)
                                                       --------------  -----------   --------------   --------------   ------------
      Increase (decrease) in net assets
         from operations ............................  $   (1,223,281) $(1,278,163)  $  (53,261,691)  $  267,644,159   $ 29,466,966
                                                       --------------  -----------   --------------   --------------   ------------
Distributions declared to shareholders --
   From net investment income .......................  $  (16,232,770) $        --   $   (1,217,253)  $  (63,884,528)  $ (5,735,130)
   From net realized gain on investments and
      foreign currency transactions .................    (145,331,881)          --     (132,063,019)    (109,493,705)   (42,384,961)
                                                       --------------  -----------   --------------   --------------   ------------
      Total distributions declared to shareholders ..  $ (161,564,651) $        --   $ (133,280,272)  $ (173,378,233)  $(48,120,091)
                                                       --------------  -----------   --------------   --------------   ------------
Net increase (decrease) in net assets from
   series share transactions ........................  $  190,540,135  $27,834,549   $  151,038,327   $ (132,625,703)  $232,316,503
                                                       --------------  -----------   --------------   --------------   ------------
        Total increase (decrease) in net assets .....  $   27,752,203  $26,556,386   $  (35,503,636)  $  (38,359,777)  $213,663,378
Net assets --
   At beginning of period ...........................   2,235,783,177           --    1,245,430,742    1,879,945,574    408,900,872
                                                       --------------  -----------   --------------   --------------   ------------
   At end of period .................................  $2,263,535,380  $26,556,386   $1,209,927,106   $1,841,585,797   $622,564,250
                                                       ==============  ===========   ==============   ==============   ============
Accumulated undistributed net investment
   income included in net assets
   at end of period .................................  $   15,956,296  $    38,644   $      286,641   $   63,151,647   $ 21,365,108
                                                       ==============  ===========   ==============   ==============   ============

*For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1999

                                                                  Capital         Emerging         Global         Managed
Increase (decrease) in net assets:                             Appreciation        Growth          Growth         Sectors
From operations --                                                Series           Series          Series         Series
                                                              --------------   --------------   ------------   ------------
   Net investment income (loss) ............................  $   (2,542,532)  $   (1,502,051)  $    487,756   $    192,323
   Net realized gain on investments and foreign
      currency transactions ................................     267,994,055      144,862,843     67,907,607    123,065,073
   Net unrealized gain on investments and foreign
      currency translation .................................     262,957,456      467,335,259    112,145,288    185,565,400
                                                              --------------   --------------   ------------   ------------
      Increase in net assets from operations ...............  $  528,408,979   $  610,696,051   $180,540,651   $308,822,796
                                                              --------------   --------------   ------------   ------------
Distributions declared to shareholders --
   From net investment income ..............................  $           --   $           --   $   (603,473)  $         --
   From net realized gain on investments and
      foreign currency transactions ........................    (191,013,349)     (12,679,477)   (10,894,673)            --
                                                              --------------   --------------   ------------   ------------
      Total distributions declared to shareholders .........  $ (191,013,349)  $  (12,679,477)  $(11,498,146)  $         --
                                                              --------------   --------------   ------------   ------------
Net increase in net assets from series share transactions ..  $   59,023,917   $  109,941,907   $  5,191,416   $ 12,193,687
                                                              --------------   --------------   ------------   ------------
        Total increase in net assets .......................  $  396,419,547   $  707,958,481   $174,233,921   $321,016,483
Net assets --
   At beginning of period ..................................   1,725,154,967      736,251,186    277,518,977    364,791,076
                                                              --------------   --------------   ------------   ------------
   At end of period ........................................  $2,121,574,514   $1,444,209,667   $451,752,898   $685,807,559
                                                              ==============   ==============   ============   ============
Accumulated undistributed net investment income
   included in net assets at end of period .................  $           --   $           --   $    301,631   $         --
                                                              ==============   ==============   ============   ============

                                                              Massachusetts
                                                                Investors                           Total
Increase (decrease) in net assets:                                Trust           Research          Return        Utilities
From operations --                                                Series           Series           Series         Series
                                                              --------------   --------------   --------------   ------------
   Net investment income ...................................  $   16,394,338   $    1,498,179   $   64,150,578   $  5,841,436
   Net realized gain on investments and foreign
      currency transactions ................................     144,613,393      132,770,708      107,700,203     42,325,203
   Net unrealized gain (loss) on investments
      and foreign currency translation .....................     (14,562,920)     107,888,193     (117,839,037)    41,743,856
                                                              --------------   --------------   --------------   ------------
      Increase in net assets from operations ...............  $  146,444,811   $  242,157,080   $   54,011,744   $ 89,910,495
                                                              --------------   --------------   --------------   ------------
Distributions declared to shareholders --
   From net investment income ..............................  $  (14,424,836)  $   (3,057,687)  $  (64,269,845)  $ (4,367,404)
   From net realized gain on investments and
      foreign currency transactions ........................    (138,450,704)     (32,300,619)    (223,361,985)   (26,554,259)
                                                              --------------   --------------   --------------   ------------
      Total distributions declared to shareholders .........  $ (152,875,540)  $  (35,358,306)  $ (287,631,830)  $(30,921,663)
                                                              --------------   --------------   --------------   ------------
Net increase in net assets from series share transactions ..  $  389,485,805   $   50,351,817   $  171,454,987   $123,620,168
                                                              --------------   --------------   --------------   ------------
        Total increase (decrease) in net assets ............  $  383,055,076   $  257,150,591   $  (62,165,099)  $182,609,000
Net assets --
   At beginning of period ..................................   1,852,728,101      988,280,151    1,942,110,673    226,291,872
                                                              --------------   --------------   --------------   ------------
   At end of period ........................................  $2,235,783,177   $1,245,430,742   $1,879,945,574   $408,900,872
                                                              ==============   ==============   ==============   ============
Accumulated undistributed net investment income
   included in net assets at end of period .................  $   16,231,978   $    1,233,400   $   64,147,534   $  5,804,105
                                                              ==============   ==============   ==============   ============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                                            Capital Appreciation Series
                                                         ------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                         ------------------------------------------------------------------
Per share data (for a share outstanding
throughout each period):                                    2000          1999          1998          1997          1996
                                                         ----------    ----------    ----------    ----------    ----------
Net asset value -- beginning of period ................  $  54.1158    $  45.9348    $  40.1392    $  35.8316    $  31.9878
                                                         ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations# --
   Net investment income (loss) .......................  $   0.1233    $  (0.0659)   $  (0.0962)   $  (0.0405)   $  (0.0200)
   Net realized and unrealized gain (loss) on
      investments and foreign currency ................     (5.7306)      13.5257       11.0414        7.8691        6.7422
                                                         ----------    ----------    ----------    ----------    ----------
        Total from investment operations ..............  $  (5.6073)   $  13.4598    $  10.9452    $   7.8286    $   6.7222
                                                         ----------    ----------    ----------    ----------    ----------
Less distributions declared to shareholders --
   From net investment income .........................  $       --    $       --    $       --    $       --    $  (0.0322)
   From net realized gain on investments and
      foreign currency transactions ...................     (6.9624)      (5.2788)      (5.1496)      (3.5210)      (2.8462)
                                                         ----------    ----------    ----------    ----------    ----------
        Total distributions declared to shareholders ..  $  (6.9624)   $  (5.2788)   $  (5.1496)   $  (3.5210)   $  (2.8784)
                                                         ----------    ----------    ----------    ----------    ----------
Net asset value -- end of period ......................  $  41.5461    $  54.1158    $  45.9348    $  40.1392    $  35.8316
                                                         ==========    ==========    ==========    ==========    ==========
Total return++ ........................................      (11.42)%       32.64%        28.70%        23.14%        21.48%
Ratios (to average net assets)/Supplemental data:
   Expenses## .........................................        0.75%         0.76%         0.77%         0.78%         0.80%
   Net investment income (loss) .......................        0.25%        (0.15)%       (0.23)%       (0.10)%       (0.05)%
Portfolio turnover ....................................         141%           89%           79%           68%           67%
Net assets at end of period (000 Omitted) .............  $1,813,066    $2,121,575    $1,725,155    $1,326,240    $1,061,631

                                                                                     Emerging Growth Series
                                                                  ------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                  ------------------------------------------------------------
Per share data (for a share outstanding throughout each period):     2000          1999         1998        1997        1996
                                                                  ----------    ----------    --------    --------    --------
Net asset value -- beginning of period .........................  $  40.2772    $  23.2757    $18.0032    $14.8305    $12.6867
                                                                  ----------    ----------    --------    --------    --------
Income (loss) from investment operations# --
   Net investment income (loss)(ss) ............................  $  (0.0140)   $  (0.0448)   $(0.0530)   $(0.0551)   $ 0.0175
   Net realized and unrealized gain (loss) on
      investments and foreign currency .........................     (7.2178)      17.4370      6.0356      3.2968      2.1506
                                                                  ----------    ----------    --------    --------    --------
        Total from investment operations .......................  $  (7.2318)   $  17.3922    $ 5.9826    $ 3.2417    $ 2.1681
                                                                  ----------    ----------    --------    --------    --------
Less distributions --
   From net investment income ..................................  $       --    $       --    $     --    $(0.0098)   $(0.0243)
   From net realized gain on investments and
      foreign currency transactions ............................     (3.7288)      (0.3907)    (0.7101)    (0.0592)         --
                                                                  ----------    ----------    --------    --------    --------
        Total distributions ....................................  $  (3.7288)   $  (0.3907)   $(0.7101)   $(0.0690)   $(0.0243)
                                                                  ----------    ----------    --------    --------    --------
Net asset value -- end of period ...............................  $  29.3166    $  40.2772    $23.2757    $18.0032    $14.8305
                                                                  ==========    ==========    ========    ========    ========
Total return++ .................................................      (19.11)%       75.81%      33.88%      21.93%      17.15%
Ratios (to average net assets)/Supplemental data(ss):
   Expenses## ..................................................        0.74%         0.75%       0.78%       0.81%       0.70%
   Net investment income (loss) ................................       (0.04)%       (0.17)%     (0.27)%     (0.33)%      0.12%
Portfolio turnover .............................................         201%          166%         80%        109%         88%
Net assets, at end of period (000 Omitted) .....................  $1,421,753    $1,444,210    $736,251    $457,351    $250,826

(ss) The investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series for the periods indicated. If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

   Net investment loss............................................................................................... $(0.0406)
   Ratios (to average net assets):
      Expenses##.....................................................................................................     0.84%
      Net investment loss............................................................................................    (0.02)%

#     Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and/or certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                           Global Growth Series
                                                         --------------------------------------------------------
                                                                         Year Ended December 31,
                                                         --------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):                                2000        1999        1998        1997        1996
                                                         --------    --------    --------    --------    --------
Net asset value -- beginning of period ................  $25.1623    $15.6555    $14.6844    $13.0338    $12.3464
                                                         --------    --------    --------    --------    --------
Income from investment operations# --
   Net investment income ..............................  $ 0.1313    $ 0.0277    $ 0.0466    $ 0.0446    $ 0.0232
   Net realized and unrealized gain (loss) on
      investments and foreign currency ................   (3.1503)    10.1515      2.0979      1.9245      1.5878
                                                         --------    --------    --------    --------    --------
        Total from investment operations ..............  $(3.0190)   $10.1792    $ 2.1439    $ 1.9691    $ 1.6110
                                                         --------    --------    --------    --------    --------
Less distributions declared to shareholders --
   From net investment income .........................  $(0.0103)   $(0.0353)   $(0.0565)   $(0.0626)   $(0.0886)
   From net realized gain on investments and foreign
      currency transactions ...........................   (3.6597)    (0.6371)    (1.1163)    (0.2559)    (0.8350)
        Total distributions declared to shareholders ..  $(3.6700)   $(0.6724)   $(1.1728)   $(0.3185)   $(0.9236)
                                                         --------    --------    --------    --------    --------
Net asset value -- end of period ......................  $18.4733    $25.1623    $15.6555    $14.6844    $13.0338
                                                         ========    ========    ========    ========    ========
Total return++ ........................................    (13.15)%     67.25%      14.61%      15.32%      13.02%
Ratios (to average net assets)/Supplemental data:
   Expenses## .........................................      1.04%       1.01%       1.01%       1.02%       1.04%
   Net investment income ..............................      0.60%       0.16%       0.31%       0.31%       0.18%
Portfolio turnover ....................................       173%        163%         92%        105%         81%
Net assets at end of period (000 Omitted) .............  $412,547    $451,753    $277,519    $252,402    $203,106

                                                                       Global Telecommunications Series
                                                                       --------------------------------
                                                                                  Period Ended
Per share data (for a share outstanding throughout the period):                December 31, 2000*
                                                                               ------------------
Net asset value -- beginning of period ...................................          $10.0000
                                                                                    --------
Income (loss) from investment operations# --
   Net investment income(ss) .............................................          $ 0.0170
   Net realized and unrealized loss on investments and foreign currency ..           (3.4136)
                                                                                    --------
        Total from investment operations .................................          $(3.3966)
                                                                                    --------
Net asset value -- end of period .........................................          $ 6.6034
                                                                                    ========
Total return++ ...........................................................            (33.90)%++
Ratios (to average net assets)/Supplemental data(ss):
   Expenses## ............................................................              1.28%+
   Net investment income .................................................              0.59%+
Portfolio turnover .......................................................                33%
Net assets at end of period (000 Omitted) ................................          $  1,547

(ss) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Global Telecommunications Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

   Net investment loss....................................................          $(0.1910)
   Ratios (to average net assets):
      Expenses##..........................................................              8.50%+
      Net investment loss.................................................             (6.63)%+

* For the period from the commencement of the series' investment operations August 31, 2000, through December 31, 2000.

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from directed brokerage and certain expense offset managements.

++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                        Managed Sectors Series
                                                         -------------------------------------------------------
                                                                        Year Ended December 31,
                                                         -------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):                                2000        1999       1998        1997        1996
                                                         --------    --------   --------    --------    --------
Net asset value -- beginning of period ................  $52.4214    $28.2448   $29.1601    $26.2503    $25.4468
                                                         --------    --------   --------    --------    --------
Income (loss) from investment operations# --
   Net investment income (loss) .......................  $(0.0126)   $ 0.0153   $(0.0544)   $(0.0597)   $ 0.0200
   Net realized and unrealized gain (loss) on
      investments and foreign currency ................   (9.8032)    24.1613     3.7082      6.2302      4.2817
                                                         --------    --------   --------    --------    --------
        Total from investment operations ..............  $(9.8158)   $24.1766   $ 3.6538    $ 6.1705    $ 4.3017
                                                         --------    --------   --------    --------    --------
Less distributions declared to shareholders --
   From net investment income .........................  $     --    $     --   $     --    $(0.0201)   $(0.0758)
   From net realized gain on investments and
      foreign currency transactions ...................   (9.2553)         --    (4.5668)    (3.2406)    (3.4224)
   In excess of net realized gain on investments
      and foreign currency transactions ...............        --          --    (0.0023)         --          --
                                                         --------    --------   --------    --------    --------
        Total distributions declared to shareholders ..  $(9.2553)   $     --   $(4.5691)   $(3.2607)   $(3.4982)
                                                         --------    --------   --------    --------    --------
Net asset value -- end of period ......................  $33.3503    $52.4214   $28.2448    $29.1601    $26.2503
                                                         ========    ========   ========    ========    ========
Total return++ ........................................    (20.82)%     85.62%     12.25%      25.63%      17.58%
Ratios (to average net assets)/Supplemental data:
   Expenses## .........................................      0.76%       0.79%      0.80%       0.82%       0.82%
   Net investment income (loss) .......................     (0.03)%      0.05%     (0.20)%     (0.21)%      0.09%
Portfolio turnover ....................................       442%        415%       161%        103%        121%
Net assets at end of period (000 Omitted) .............  $559,586    $685,808   $364,791    $340,627    $266,368

                                                                          Massachusetts Investors Trust Series
                                                            ----------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                            ----------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):                                    2000          1999          1998          1997         1996
                                                            ----------    ----------    ----------    ----------    --------
Net asset value -- beginning of period ...................  $  37.9486    $  38.2476    $  33.1489    $  26.4978    $22.0182
                                                            ----------    ----------    ----------    ----------    --------
Income (loss) from investment operations# --
   Net investment income .................................  $   0.2645    $   0.2993    $   0.3382    $   0.3714    $ 0.4100
   Net realized and unrealized gain (loss) on
      investments and foreign currency ...................     (0.2816)       2.3798        7.3482        7.8153      5.0415
                                                            ----------    ----------    ----------    ----------    --------
        Total from investment operations .................  $  (0.0171)   $   2.6791    $   7.6864    $   8.1867    $ 5.4515
                                                            ----------    ----------    ----------    ----------    --------
Less distributions declared to shareholders --
   From net investment income ............................  $  (0.2823)   $  (0.2810)   $  (0.2646)   $  (0.2854)   $(0.2936)
   From net realized gain on investments and
      foreign currency transactions ......................     (2.5274)      (2.6971)      (2.3231)      (1.2502)    (0.6783)
                                                            ----------    ----------    ----------    ----------    --------
        Total distributions declared to shareholders .....  $  (2.8097)   $  (2.9781)   $  (2.5877)   $  (1.5356)   $(0.9719)
                                                            ----------    ----------    ----------    ----------    --------
Net asset value -- end of period .........................  $  35.1218    $  37.9486    $  38.2476    $  33.1489    $26.4978
                                                            ==========    ==========    ==========    ==========    ========
Total return++ ...........................................        0.09%         7.18%        23.85%        31.94%      25.41%
Ratios (to average net assets)/Supplemental data:
   Expenses## ............................................        0.60%         0.59%         0.59%         0.61%       0.61%
   Net investment income .................................        0.73%         0.81%         0.96%         1.23%       1.71%
Portfolio turnover .......................................          76%           70%           61%           52%         51%
Net assets at end of period (000 Omitted) ................  $2,263,535    $2,235,783    $1,852,728    $1,158,135    $571,008

#     Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                              Mid Cap Growth Series
                                                                              ---------------------
                                                                                   Period Ended
Per share data (for a share outstanding throughout the period):                 December 31, 2000*
                                                                                ------------------
Net asset value -- beginning of period ....................................          $10.0000
                                                                                     --------
Income (loss) from investment operations# --
   Net investment income(ss) .............................................           $ 0.0344
   Net realized and unrealized loss on investments and foreign currency ..            (0.9580)
                                                                                     --------
        Total from investment operations .................................           $(0.9236)
                                                                                     --------
Net asset value -- end of period ..........................................          $ 9.0764
                                                                                     ========
Total return++ ...........................................................              (9.24)%++
Ratios (to average net assets)/Supplemental data(ss):
   Expenses## ............................................................               1.01%+
   Net investment income .................................................               0.97%+
Portfolio turnover .......................................................                 39%
Net assets at end of period (000 Omitted) ................................           $ 26,556

(ss) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the Mid Cap Growth Series' operating expenses, exclusive of management fee, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

   Net investment income..................................................           $ 0.0226
   Ratios (to average net assets):
      Expenses##..........................................................               1.33%+
      Net investment income...............................................               0.65%+

                                                                              Research Series
                                                         ------------------------------------------------------------
                                                                           Year Ended December 31,
                                                         ------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):                                 2000          1999         1998        1997        1996
                                                         ----------    ----------    --------    --------    --------
Net asset value -- beginning of period ................  $  27.6135    $  23.0231    $19.4313    $16.5735    $13.5777
                                                         ----------    ----------    --------    --------    --------
Income (loss) from investment operations# --
   Net investment income ..............................  $   0.0079    $   0.0338    $ 0.0780    $ 0.0678    $ 0.0797
   Net realized and unrealized gain (loss)
      on investments and foreign currency .............     (0.9908)       5.3711      4.4449      3.3159      3.1330
                                                         ----------    ----------    --------    --------    --------
        Total from investment operations ..............  $  (0.9829)   $   5.4049    $ 4.5229    $ 3.3837    $ 3.2127
                                                         ----------    ----------    --------    --------    --------
Less distributions declared to shareholders --
   From net investment income .........................  $  (0.0272)   $  (0.0704)   $(0.0477)   $(0.0387)   $(0.0328)
   From net realized gain on investments and
      foreign currency transactions ...................     (2.9532)      (0.7441)    (0.8834)    (0.4872)    (0.1841)
                                                         ----------    ----------    --------    --------    --------
        Total distributions declared to shareholders ..  $  (2.9804)   $  (0.8145)   $(0.9311)   $(0.5259)   $(0.2169)
                                                         ----------    ----------    --------    --------    --------
Net asset value -- end of period ......................  $  23.6502    $  27.6135    $23.0231    $19.4313    $16.5735
                                                         ==========    ==========    ========    ========    ========
Total return++ ........................................       (4.10)%       24.14%      23.61%      20.86%      23.76%
Ratios (to average net assets)/Supplemental data:
   Expenses## .........................................        0.74%         0.75%       0.76%       0.79%       0.84%
   Net investment income ..............................        0.03%         0.14%       0.37%       0.37%       0.52%
Portfolio turnover ....................................          95%           94%         81%         79%         70%
Net assets at end of period (000 Omitted) .............  $1,209,927    $1,245,431    $988,280    $670,302    $325,389

* For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.

+     Annualized.

++    Not annualized.

#     Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                Total Return Series
                                                         ------------------------------------------------------------------
                                                                              Year Ended December 31,
                                                         ------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):                                 2000          1999          1998          1997          1996
                                                         ----------    ----------    ----------    ----------    ----------
Net asset value -- beginning of period ................  $  18.7593    $  21.2635    $  21.3173    $  19.4397    $  18.3848
                                                         ----------    ----------    ----------    ----------    ----------
Income from investment operations# --
   Net investment income ..............................  $   0.6606    $   0.6521    $   0.7305    $   0.7546    $   0.7677
   Net realized and unrealized gain on
      investments and foreign currency ................      2.2010        0.0373        1.6718        3.2409        1.6795
                                                         ----------    ----------    ----------    ----------    ----------
        Total from investment operations ..............  $   2.8616    $   0.6894    $   2.4023    $   3.9955    $   2.4472
                                                         ----------    ----------    ----------    ----------    ----------
Less distributions declared to shareholders --
   From net investment income .........................  $  (0.7098)   $  (0.7136)   $  (0.6858)   $  (0.7234)   $  (0.7189)
   From net realized gain on investments
      and foreign currency transactions ...............     (1.2166)      (2.4800)      (1.7703)      (1.3945)      (0.6734)
                                                         ----------    ----------    ----------    ----------    ----------
        Total distributions declared to shareholders ..  $  (1.9264)   $  (3.1936)   $  (2.4561)   $  (2.1179)   $  (1.3923)
                                                         ----------    ----------    ----------    ----------    ----------
Net asset value -- end of period ......................  $  19.6945    $  18.7593    $  21.2635    $  21.3173    $  19.4397
                                                         ==========    ==========    ==========    ==========    ==========
Total return++ ........................................       16.77%         2.84%        11.71%        21.98%        14.10%
Ratios (to average net assets)/Supplemental data:
   Expenses## .........................................        0.70%         0.69%         0.70%         0.71%         0.72%
   Net investment income ..............................        3.60%         3.30%         3.47%         3.72%         4.15%
Portfolio turnover ....................................          94%          113%          116%          113%          134%
Net assets at end of period (000 Omitted) .............  $1,841,586    $1,879,946    $1,942,111    $1,696,108    $1,335,022

                                                                             Utilities Series
                                                         --------------------------------------------------------
                                                                         Year Ended December 31,
                                                         --------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):                                2000        1999        1998        1997        1996
                                                         --------    --------    --------    --------    --------
Net asset value -- beginning of period ................  $19.8406    $17.0828    $16.4093    $13.9874    $12.2598
                                                         --------    --------    --------    --------    --------
Income from investment operations# --
   Net investment income ..............................  $ 0.8048    $ 0.3452    $ 0.4394    $ 0.4576    $ 0.5322
   Net realized and unrealized gain on
      investments and foreign currency ................    0.4865      4.5225      2.3048      3.6873      1.8548
                                                         --------    --------    --------    --------    --------
        Total from investment operations ..............  $ 1.2913    $ 4.8677    $ 2.7442    $ 4.1449    $ 2.3870
                                                         --------    --------    --------    --------    --------
Less distributions declared to shareholders --
   From net investment income .........................  $(0.2448)   $(0.2980)   $(0.3070)   $(0.4248)   $(0.3160)
   From net realized gain on investments
      and foreign currency transactions ...............   (1.8093)    (1.8119)    (1.7637)    (1.2982)    (0.3434)
                                                         --------    --------    --------    --------    --------
        Total distributions declared to shareholders ..  $(2.0541)   $(2.1099)   $(2.0707)   $(1.7230)   $(0.6594)
                                                         --------    --------    --------    --------    --------
Net asset value -- end of period ......................  $19.0778    $19.8406    $17.0828    $16.4093    $13.9874
                                                         ========    ========    ========    ========    ========
Total return++ ........................................      7.00%      31.30%      17.54%      32.71%      20.37%
Ratios (to average net assets)/Supplemental data:
   Expenses## .........................................      0.80%       0.82%       0.86%       0.86%       0.88%
   Net investment income ..............................      4.11%       2.01%       2.68%       3.15%       4.23%
Portfolio turnover ....................................       118%        139%        148%        144%        131%
Net assets at end of period (000 Omitted) .............  $622,564    $408,901    $226,292    $123,008    $ 70,680

#     Per share data are based on average shares outstanding.

## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization
The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Equity Series, Equity Income Series, Global Asset Allocation Series, Global Government Series, Global Growth Series*, Global Telecommunications Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Growth and Income Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Technology Series, Total Return Series*, and Utilities Series*. All of these series are diversified except for the Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies
General--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations--Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid price. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements--Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation--Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans--State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series, with the exception of the Capital Appreciation Series, Global Telecommunications Series, Managed Sectors Series and Mid Cap Growth Series, to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned and the collateral on these loans were as follows:

                                                    Emerging            Global
                                                     Growth             Growth
                                                     Series             Series
             ----------------------------------------------------------------------
             Value of securities loaned......    $  37,199,906      $  25,581,853
             Collateralized by:
               U.S. Treasury securities......       38,944,349                 --
               Cash..........................               --         26,647,819

                                                    Research          Utilities
                                                     Series             Series
             ----------------------------------------------------------------------
             Value of securities loaned......    $  28,911,654      $  45,496,812
             Collateralized by:
               Cash..........................    $  29,827,988      $  47,055,666

                                                                                    Global Growth Series
                                                                                -----------------------------
                                                                                                  Identified
                                                                                                   Cost and
Issuer                                                                            Shares            Value
-------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio............................        26,647,819      $  26,647,819

                                                                                        Research Series
                                                                                -----------------------------
                                                                                                  Identified
                                                                                                   Cost and
Issuer                                                                            Shares             Value
------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio............................        29,827,988      $  29,827,988

                                                                                       Utilities Series
                                                                                -----------------------------
                                                                                                   Amortized
                                                                                 Shares/          Cost and
Issuer                                                                      Principal Amount         Value
-------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio............................        45,862,166      $  45,862,166
AIM S.T. Investments Co., 6.61%, due 1/02/01............................      $  1,193,500          1,193,500
                                                                                                -------------
Total investments of cash collateral for securities loaned..............                        $  47,055,666
                                                                                                =============

Forward Foreign Currency Exchange Contracts--Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income--Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Each series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly--Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. During the period, the series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                Capital      Emerging       Global         Global          Managed
                                             Appreciation     Growth        Growth   Telecommunications    Sectors
                                                Series        Series        Series         Series           Series
      ----------------------------------------------------------------------------------------------------------------
      Balance credits ....................    $  71,300     $ 55,705      $ 12,799         $   61          $ 23,821
      Directed brokerage credits .........      118,657       23,245        12,621             --             1,832
                                              ---------     --------      --------         ------          --------
      Total ..............................    $ 189,957     $ 78,950      $ 25,420         $   61          $ 25,653
                                              ---------     --------      --------         ------          --------

                                      Massachusetts
                                        Investors     Mid Cap                  Total
                                          Trust       Growth     Research      Return     Utilities
                                         Series       Series      Series       Series      Series
      ----------------------------------------------------------------------------------------------
      Balance credits .............   $    22,541     $ 561      $  6,060     $ 94,796    $ 17,400
      Directed brokerage credits ..       103,058        --        47,882        2,194      13,545
                                      -----------     -----      --------     --------    --------
      Total .......................   $   125,599     $ 561      $ 53,942     $ 96,990    $ 30,945
                                      -----------     -----      --------     --------    --------

Tax Matters and Distributions--Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, the following amounts were reclassified due to differences between book and tax accounting for currency transactions and net operation losses. These changes had no effect on the net assets or net asset values per share.

                                                Capital      Emerging       Global         Global          Managed
                                             Appreciation     Growth        Growth   Telecommunications    Sectors
                                                Series        Series        Series         Series           Series
      ----------------------------------------------------------------------------------------------------------------
      Increase (decrease)
      Paid-in capital .....................   $      --     $(725,236)     $   4,849     $      --        $      --
      Accumulated undistributed net
        realized gain on investments and
        foreign currency transactions .....     (66,875)      129,066        528,325           (23)        (195,635)
      Accumulated undistributed net
        investment income .................      66,875       596,170       (533,174)           23          195,635

                                               Massachusetts
                                                 Investors     Mid Cap                     Total
                                                   Trust       Growth     Research         Return        Utilities
                                                  Series       Series      Series          Series         Series
      ---------------------------------------------------------------------------------------------------------------
      Increase (decrease)
      Paid-in capital ......................    $      --      $   --     $      --      $  (8,360)     $  (5,781)
      Accumulated undistributed net
        realized gain on investments and
        foreign currency transactions ......      250,961          --       109,366        158,296        135,676
      Accumulated undistributed net
        investment income ..................     (250,961)         --      (109,366)      (149,936)      (129,895)

At December 31, 2000, the Global Telecommunications Series, for federal income tax purposes, had a capital loss carryforward of $26,433 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2008.

3) Transactions with Affiliates

Investment Adviser--Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on average net assets of each series. Management fees and expense limitations are as follows:

                                                  Management    Expense
                                                     Fee      Limitations
      -------------------------------------------------------------------
      Capital Appreciation Series ..............     0.75%*     1.25%
      Emerging Growth Series ...................     0.75%*      N/A
      Global Growth Series .....................     0.90%       N/A
      Global Telecommunications Series .........     1.00%      0.25%
      Managed Sectors Series ...................     0.75%*     1.25%
      Massachusetts Investors Trust Series .....     0.55%      1.25%
      Mid CapGrowth Series .....................     0.75%      0.25%
      Research Series ..........................     0.75%*      N/A
      Total Return Series ......................     0.75%*     1.25%
      Utilities Series .........................     0.75%*      N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The investment adviser has voluntarily agreed to pay the Global
Telecommunications and Mid-Cap Growth Series' operating expenses, exclusive of management fees, such that the series's aggregate expenses do not exceed 0.25% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officer of the series, all of whom receive renumeration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator--The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

      First $2 billion....................................      0.0175%
      Next $2.5 billion...................................      0.0130%
      Next $2.5 billion...................................      0.0005%
      In excess of $7 billion.............................      0.0000%

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      Capital        Emerging           Global           Global
                                                   Appreciation       Growth            Growth     Telecommunications
                                                      Series          Series            Series           Series
---------------------------------------------------------------------------------------------------------------------
Purchases

Investments (non-U.S. government securities) ..   $2,801,176,366   $3,058,640,308   $  763,040,635   $    2,000,015
                                                  ==============   ==============   ==============   ==============

Sales

Investments (non-U.S. government securities) ..   $3,010,580,594   $2,880,112,307   $  747,152,817   $      260,549
                                                  ==============   ==============   ==============   ==============

                                                                    Massachusetts
                                                      Managed         Investors         Mid Cap
                                                      Sectors           Trust           Growth          Research
                                                      Series           Series           Series           Series
-------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ....................   $   32,052,464   $           --   $           --   $           --
                                                  ==============   ==============   ==============   ==============
Investments (non-U.S. government securities) ..   $2,695,733,162   $1,662,049,801   $   26,074,759   $1,194,619,302
                                                  ==============   ==============   ==============   ==============

Sales
U.S. government securities ....................   $   13,825,470   $           --   $           --   $           --
                                                  ==============   ==============   ==============   ==============
Investments (non-U.S. government securities) ..   $2,717,710,903   $1,617,394,975   $    3,547,775   $1,201,047,219
                                                  ==============   ==============   ==============   ==============

                                                        Total
                                                       Return         Utilities
                                                       Series          Series
---------------------------------------------------------------------------------
Purchases
U.S. government securities ....................   $  542,152,011   $  718,155,095
                                                  ==============   ==============
Investments (non-U.S. government securities) ..   $1,020,372,532   $   56,197,059
                                                  ==============   ==============

Sales
U.S. government securities ....................   $  550,221,331   $   88,704,975
                                                  ==============   ==============
Investments (non-U.S. government securities) ..   $1,352,002,021   $  497,528,101
                                                  ==============   ==============

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

                                                       Capital           Emerging            Global              Global
                                                    Appreciation          Growth             Growth        Telecommunications
                                                       Series             Series             Series              Series
-----------------------------------------------------------------------------------------------------------------------------
Aggregate cost ................................   $ 1,853,201,325    $ 1,262,143,469    $   428,419,663    $     2,007,223
                                                  ===============    ===============    ===============    ===============
Gross unrealized appreciation .................   $   226,057,190    $   215,308,552    $    40,918,297    $        14,147
Gross unrealized depreciation .................      (266,712,035)       (31,474,491)       (58,400,778)          (339,692)
                                                  ---------------    ---------------    ---------------    ---------------
  Net unrealized appreciation (depreciation) ..   $   (40,654,845)   $   183,834,061    $   (17,482,481)   $      (325,545)
                                                  ===============    ===============    ===============    ===============

                                                                      Massachusetts
                                                       Managed          Investors            Mid Cap
                                                       Sectors            Trust              Growth            Research
                                                       Series            Series              Series             Series
-----------------------------------------------------------------------------------------------------------------------------
Aggregate cost ................................   $   558,189,537    $ 2,069,142,827    $    27,789,049    $ 1,132,518,471
                                                  ===============    ===============    ===============    ===============
Gross unrealized appreciation .................   $    21,924,599    $   360,411,169    $     1,294,611    $   196,112,397
Gross unrealized depreciation .................       (10,857,838)      (167,737,185)        (2,833,499)      (127,117,622)
                                                  ---------------    ---------------    ---------------    ---------------
  Net unrealized appreciation (depreciation) ..   $    11,066,761    $   192,673,984    $    (1,538,888)   $    68,994,775
                                                  ===============    ===============    ===============    ===============

                                          Total
                                         Return            Utilities
                                         Series             Series
----------------------------------------------------------------------
Aggregate cost ..................   $ 1,694,692,556    $   612,562,599
                                    ---------------    ---------------
Gross unrealized appreciation ...   $   182,966,526    $    80,209,928
Gross unrealized depreciation ...       (41,514,189)       (76,134,318)
                                    ---------------    ---------------
  Net unrealized appreciation ...   $   141,452,337    $     4,075,610
                                    ===============    ===============

(5) Shares of Beneficial Interest

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                           Capital Appreciation Series
                                                          -------------------------------------------------------------
                                                                   Year Ended                       Year Ended
                                                               December 31, 2000                December 31, 1999
                                                          ---------------------------      ----------------------------
                                                            Shares          Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ........................................       7,648,581    $ 387,021,456        8,024,620    $ 358,451,759
Shares issued to shareholders in reinvestment of
  distributions ....................................       5,873,852      265,909,302        4,546,854      191,013,349
Shares reacquired ..................................      (9,086,899)    (462,121,871)     (10,923,762)    (490,411,191)
                                                          ----------    -------------      -----------    -------------
  Net increase .....................................       4,435,534    $ 190,808,887        1,647,712    $  59,023,917
                                                          ==========    =============      ===========    =============

                                                                          Emerging Growth Series
                                                         -----------------------------------------------------------
                                                                Year Ended                       Year Ended
                                                             December 31, 2000               December 31, 1999
                                                         ---------------------------     ---------------------------
                                                           Shares          Amount          Shares          Amount
                                                         ----------     ------------     ----------     ------------
--------------------------------------------------------------------------------------------------------------------
Shares sold ........................................     14,474,204    $ 519,881,969      9,432,929    $ 248,645,971
Shares issued to shareholders in reinvestment of
  distributions ....................................      4,316,652      144,089,835        522,004       12,679,477
Shares reacquired ..................................     (6,151,039)    (214,649,081)    (5,729,940)    (151,383,541)
                                                         ----------    -------------     ----------    -------------
  Net increase .....................................     12,639,817    $ 449,322,723      4,224,993    $ 109,941,907
                                                         ==========    =============     ==========    =============

                                                                              Global Growth Series
                                                          -------------------------------------------------------------
                                                                  Year Ended                       Year Ended
                                                               December 31, 2000                December 31, 1999
                                                          ---------------------------       ---------------------------
                                                            Shares           Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ........................................       4,769,412    $ 105,639,928        2,284,833    $  41,021,343
Shares issued to shareholders in reinvestment of
  distributions ....................................       3,426,132       68,659,676          704,297       11,548,753
Shares reacquired ..................................      (3,817,075)     (81,947,289)      (2,762,363)     (47,378,680)
                                                          ----------    -------------       ----------    -------------
  Net increase .....................................       4,378,469    $  92,352,315          226,767    $   5,191,416
                                                          ==========    =============       ==========    =============

                                                           Global Telecommunications Series
                                                           --------------------------------
                                                                     Period Ended
                                                                  December 31, 2000*
                                                           --------------------------------
                                                                Shares           Amount
-------------------------------------------------------------------------------------------
Shares sold ........................................           237,764    $   1,196,828
Shares issued to shareholders in reinvestment of
  distributions ....................................                --               --
Shares reacquired ..................................            (3,433)         (27,249)
                                                               -------    -------------
  Net increase .....................................           234,331    $   1,909,579
                                                               =======    =============

*For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.

                                                                              Managed Sectors Series
                                                          -------------------------------------------------------------
                                                                  Year Ended                        Year Ended
                                                               December 31, 2000                 December 31, 1999
                                                          ----------------------------      ---------------------------
                                                            Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ........................................       3,863,243    $ 172,050,304        2,980,721    $ 104,644,010
Shares issued to shareholders in reinvestment of
  distributions ....................................       3,321,469      125,717,601               --               --
Shares reacquired ..................................      (3,488,258)    (144,758,638)      (2,813,473)     (92,450,323)
                                                          ----------    -------------       ----------    -------------
  Net increase .....................................       3,696,454    $ 153,009,267          167,248    $  12,193,687
                                                          ==========    =============       ==========    =============

                                                                        Massachusetts Investors Trust Series
                                                          ---------------------------------------------------------------
                                                                    Year Ended                       Year Ended
                                                                 December 31, 2000                December 31, 1999
                                                          -----------------------------      ----------------------------
                                                             Shares          Amount            Shares          Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold ........................................       10,940,356    $ 392,813,896       13,463,473    $ 496,916,788
Shares issued to shareholders in reinvestment of
  distributions ....................................        4,689,830      161,564,651        4,121,746      152,875,540
Shares reacquired ..................................      (10,098,163)    (363,838,412)      (7,109,457)    (260,306,523)
                                                          -----------    -------------       ----------    -------------
  Net increase .....................................        5,532,023    $ 190,540,135       10,475,762    $ 389,485,805
                                                          ===========    =============       ==========    =============

                                                       Mid Cap Growth Series
                                                     -------------------------
                                                           Period Ended
                                                         December 31, 2000*
                                                     -------------------------
                                                      Shares         Amount
------------------------------------------------------------------------------
Shares sold ......................................   3,003,317   $  28,533,403
Shares issued to shareholders in reinvestment of
  distributions ..................................          --              --
Shares reacquired ................................     (77,851)       (698,854)
                                                     ---------   -------------
Net increase .....................................   2,925,866   $  27,834,549
                                                     =========   =============

                                                                          Research Series
                                                      ---------------------------------------------------------
                                                              Year Ended                     Year Ended
                                                           December 31, 2000              December 31, 1999
                                                      --------------------------   ----------------------------
                                                       Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------   ----------------------------
Shares sold ......................................    6,332,787   $ 167,543,264      6,272,326    $ 148,336,309
Shares issued to shareholders in reinvestment of
  distributions ..................................    5,348,325     133,280,271      1,522,097       35,358,306
Shares reacquired ................................   (5,623,966)   (149,785,208)    (5,617,721)    (133,342,798)
                                                     ----------   -------------     ----------    -------------
Net increase .....................................    6,057,146   $ 151,038,327      2,176,702    $  50,351,817
                                                     ==========   =============     ==========    =============

                                                                              Total Return Series
                                                         --------------------------------------------------------------
                                                                  Year Ended                        Year Ended
                                                              December 31, 2000                  December 31, 1999
                                                         ----------------------------      ----------------------------
                                                            Shares          Amount            Shares          Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ........................................       8,866,226    $ 162,740,665       13,008,731    $ 254,791,634
Shares issued to shareholders in reinvestment of
  distributions ....................................      10,127,233      173,378,233       14,903,204      287,631,830
Shares reacquired ..................................     (25,699,951)    (468,744,601)     (19,033,276)    (370,968,477)
                                                         -----------    -------------      -----------    -------------
Net increase (decrease) ............................      (6,706,492)   $(132,625,703)       8,878,659    $ 171,454,987
                                                         ===========    =============      ===========    =============

                                                                                 Utilities Series
                                                          -------------------------------------------------------------
                                                                  Year Ended                        Year Ended
                                                              December 31, 2000                 December 31, 1999
                                                          ---------------------------       ---------------------------
                                                            Shares         Amount             Shares          Amount
-----------------------------------------------------------------------------------------------------------------------
Shares sold ........................................      11,619,429    $ 227,424,669        7,687,866    $ 130,877,546
Shares issued to shareholders in reinvestment of
  distributions ....................................       2,638,163       48,120,091        1,909,924       30,921,663
Shares reacquired ..................................      (2,233,899)     (43,228,257)      (2,235,342)     (38,179,041)
                                                          ----------    -------------       ----------    -------------
Net increase (decrease) ............................      12,023,693    $ 232,316,503        7,362,448    $ 123,620,168
                                                          ==========    =============       ==========    =============

*For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.

(6) Line of Credit

The following series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2000, were as follows:

                                                              Commitment Fee
        ------------------------------------------------------------------------
        Capital Appreciation Series........................     $15,642
        Emerging Growth Series.............................      11,738
        Global Growth Series...............................       3,464
        Global Telecommunications Series...................           4
        Managed Sectors Series.............................       7,389
        Massachusetts Investors Trust Series...............      14,345
        Mid Cap Growth Series..............................          25
        Research Series....................................       8,735
        Total Return Series................................      11,898
        Utilities Series...................................       4,075

Each series had no significant borrowings during the year.

Each series and other affiliated funds also participate in a $10 million uncommitted, unsecured line of credit provided by "the custodian" or "a custodian bank" under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities or the redemption of shares. Each series had no significant borrowings during the period.

(7) Restricted Securities

Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15 % of the series' net assets. At December 31, 2000, the Total Return Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.03% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                            Date of        Par
Series                Description                                         Acquisition     Amount         Cost         Value
-----------------------------------------------------------------------------------------------------------------------------
Total Return Series   Merrill Lynch Mortgage Investors, Inc. 8.49s, 2022    6/22/94      514,000      $  356,266   $  499,222
                                                                                                                   ==========

           -----------------------------------------------------------
   This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

Independent Auditor's Report

To the Trustees and the Shareholders of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Global Telecommunications Series, Managed Sectors Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series and Utilities Series, (each a portfolio of MFS/Sun Life Series Trust), including the portfolios of investments, as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Global Telecommunications Series, Managed Sectors Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series and Utilities Series as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

The following series have designated capital gain dividends for the year ended December 31, 2000.

       Capital Appreciation Series ......................  $236,470,889
       Emerging Growth Series ...........................    78,969,428
       Global Growth Series .............................    40,553,735
       Managed Sectors Series ...........................    44,601,661
       Massachusetts Investors Trust Series .............   145,331,881
       Research Series ..................................   117,866,949
       Total Return Series ..............................   100,168,830
       Utilities Series .................................     3,587,912

Dividends Received Deduction

For the year ended December 31, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                            Dividends Received
                                                                Deductions
        ----------------------------------------------------------------------
        Capital Appreciation Series .....................         17.39%
        Emerging Growth Series ..........................          1.13%
        Global Growth Series ............................          0.49%
        Managed Sectors Series ..........................          0.63%
        Massachusetts Investors Trust Series ............           100%
        Research Series .................................         43.63%
        Total Return Series .............................         27.46%
        Utilities Series ................................          9.13%

Foreign Source Income and Foreign Tax Credit

For the year ended December 31, 2000, income from foreign sources for the Global Growth Series was $5,843,504 and the series designated a foreign tax credit of $352,526.

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

Samuel Adams, Trustee
Counsel, Kirkpatrick & Lockhart LLP,
Boston, Massachusetts

David D. Horn,# Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

Derwyn F. Phillips,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

William R. Gutow,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company,
Dallas, Texas

J. Kermit Birchfield,+ Trustee
Consultant; Chairman, Display Technology, Inc.;
Managing Director, Century Partners, Inc.,
Gloucester, Massachusetts

Officers

C. James Prieur,# President
Stephen E. Cavan,* Secretary and Clerk
James R. Bordewick, Jr.,* Assistant Secretary
James O. Yost,* Treasurer
Mark E. Bradley,* Assistant Treasurer
Robert R. Flaherty,* Assistant Treasurer
Laura F. Healy,* Assistant Treasurer
Ellen Moynihan,* Assistant Treasurer

Trustee Emeritus

Garth Marston,
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP

Portfolio Managers*
William J. Adams
Jean O. Alessandro
S. Irfan Ali
David A. Antonelli
John W. Ballen
Thomas D. Barrett
Stephen C. Bryant
David M. Calabro
Dale A. Dutile
Mitchell D. Dynan
Kenneth J. Enright
Joseph C. Flaherty, Jr.
Steven R. Gorham
David S. Kennedy
Geoffrey L. Kurinsky
John E. Lathrop
John D. Laupheimer, Jr.
David R. Mannheim
Paul M. McMahon
Constantine Mokas
Steven E. Nothern
Lisa B. Nurme
Stephen Pesek
Mark Regan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Toni Y. Shimura
Frederick J. Simmons
Brian E. Stack
James T. Swanson

#Sun Life Assurance Company of Canada
+Independent Trustee
*MFS Investment Management(R)                                  SUN-2B 02/01 235M